                                                                    Exhibit 10.7

                   NOTICE/CONFIDENTIAL - COPYRIGHTED MATERIAL
                   ------------------------------------------

                  This document is protected under the copyright laws of the United States and international copyright treaties, and contains proprietary, confidential information of Calfee, Halter & Griswold. Any use, duplication, publication, display, modification, adaptation or dissemination of this document or its contents requires the express written permission of Calfee, Halter & Griswold.

                   Copyright, 1991, Calfee, Halter & Griswold
                              All Rights Reserved.

                                    RPM, INC.

                        RETIREMENT SAVINGS TRUST AND PLAN

                               ADOPTION AGREEMENT
                               ------------------

                              (Profit Sharing #001)

                                       For

                            A REGIONAL PROTOTYPE PLAN
                                  SPONSORED BY

                            CALFEE, HALTER & GRISWOLD
                              1800 Society Building
                              Cleveland, Ohio 44114
                                 (216) 622-8200

                  (1) ESTABLISHMENT OF PLAN. RPM, Inc. (the "Company") hereby adopts the RPM, Inc. Retirement Savings Trust and Plan (the "Trust and Plan") this 1st day of June, 1992 ("Adoption Date"), by completing this Adoption Agreement, establishing the retirement savings plan and trust agreement in the form of the attached prototype plan.*

- --------
     *This Adoption Agreement shall be of no force and effect and Calfee, Halter & Griswold shall have none of the responsibilities imposed upon a Regional Prototype Plan Sponsor with respect to the Company, a Participating Company or any Trust and Plan participants unless and until such time as Calfee, Halter & Griswold acknowledges receipt of and accepts this Adoption Agreement, in writing, as set forth on page 28 hereof.

                  (2)      PLAN INFORMATION.
                           ----------------
                           [x]  New Plan

                           [ ]  Amendment and Restatement of:

                                [ ]  Same Plan

                                [ ]  Prototype Plan

                                [ ]  Master Plan

                                [ ]  Other (merger, consolidation, etc.)

                                     If Restatement or Merger, enter names
                                     of predecessor plans:

                                     ----------------------------------------

                                     ----------------------------------------

                                     ----------------------------------------

                  (3)      Plan No.    011

                  (4) COMPANY INFORMATION. Company name, address, telephone number and employer identification number:

                              RPM, Inc.
                              P.O. Box 777
                              Medina, OH  44258
                              (216) 225-3192
                              E.I.N. 34-6550857

                  (5) CONTROLLED GROUP. Corporations or other business organizations related to the Company under Sections 414(b), (c),
(m) and (o) of the Internal Revenue Code (the "Code") are:

                              See Attachment A
                              --------------------------------

                              --------------------------------

                              --------------------------------


                  (6) PARTICIPATING COMPANIES. Participating Companies under the Trust and Plan are:

                           [ ] All of the members of the Controlled Group under Section (5) above

                           [x]  Other (specify):

                                                         Adoption     Cessation
                                Name                       Date          Date
                                ----                     --------     ---------
                                See Attachment B          _________   _________
                                ______________________    _________   _________
                                ______________________    _________   _________

Each Participating Company must agree to be bound by the terms of the Trust and Plan.

                  (7) EFFECTIVE DATE. The effective date of the Trust and Plan is June 1, 1992.

                  (8) RESTATEMENT DATE. The restatement date of this Trust and Plan, if applicable, is N/A.

                  (9) TAXABLE YEAR. The Company's taxable year is the 12 consecutive month period ending on May 31.

                  (10)     PLAN YEAR.  The plan year is:

                           [ ] the Company's taxable year

                           [ ] the 12 consecutive calendar month period
                               ending on May 31.

                  (11)     LIMITATION YEAR.  The limitation year is:

                           [ ] the plan year

                           [ ] the 12 consecutive calendar month period
                               ending on May 31.

                  (12) COVERED EMPLOYEES. Covered Employees under the Trust and Plan are all employees of Participating Companies, excluding the following:

                           [x] aliens whose expected employment within the
                               United States will be less than 2 years.

                           [x] employees covered by a collective bargaining
                               agreement to which a Participating Company is a party, unless such collective bargaining agreement provides for participation in the Trust and Plan

                           [ ] salaried employees

                           [ ] hourly-paid employees

                           [x] leased employees

                           [ ] commissioned salesmen

                           [ ] ______________________ job categories at the
                               ______________________ location

                           [x] other (specify):  hourly-paid employees at
                               certain Participating Companies except those listed on Attachment C.

                           [ ] none

The foregoing exclusions may only be elected to the extent that any such election will not cause the Trust and Plan to fail to satisfy the requirements set forth in Sections 401(a)(26) and 410(b) of the Code.

                  (13)     SERVICE.  An employee's service, as defined in
Article III of the Trust and Plan, will be determined as follows:

                  (a) ELIGIBILITY. An employee's eligibility to par-ticipate in the Trust and Plan is calculated pursu-ant to the following method:

                           [ ]  elapsed time method

                           [x]  hours method

N/A               (b)      VESTING. An employee's vesting service under the
                           Trust and Plan is calculated pursuant to the following method:

                  Years Ending Before ____________ (Adoption Date or other date)

                  [ ]  elapsed time method

                  [ ]  hours method

                  Years Ending After ______________ (Adoption Date or other date)

                  [ ]  elapsed time method

                  [ ]  hours method

N/A      (c)      CREDITING OF SERVICE BASED ON HOURS WORKED.  The
                  following equivalency will be used to determine service to be credited to participants based on working time method:

                  [ ] 1 hour for each hour of service as described in Section 3.2(a) of the Trust and Plan

                  [ ] 1.15 hours for each hour of service as defined in Section 3.2(a) of the Trust and Plan actually worked by employee

                  [ ]  1.33 hours for each hour of service as
                       defined in Section 3.2(a) of the Trust and Plan which was a regular time hour actually worked by the employee

                  [ ]  10 hours for each day employee has at least
                       1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                  [ ]  45 hours for each week employee has at least
                       1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                  [ ]  95 hours for each semi-monthly payroll
                       period during which employee has at least 1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                  [ ] 190 hours for each month employee has at least 1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                  (14) PARTICIPATION REQUIREMENTS. To become a partici-pant, a Covered Employee must satisfy the following requirements:

N/A               (a)      SERVICE REQUIREMENT.  To become eligible to partic-
                           ipate in the Trust and Plan, a Covered Employee:

                           [ ]  need not complete any waiting period

                           [ ] must complete _______ years(s) of service (may not exceed 2*)

                           [ ] must complete _______ consecutive month(s) of service without regard to the number of hours of service completed (may not exceed 24*)

                  (b) SPECIAL 401(k) SERVICE REQUIREMENT. To become eligible to make 401(k) contributions under the Trust and Plan, a Covered Employee:

                           [ ] need not complete any waiting period

                           [x] must complete 1 year of service

                           [ ] must complete _______ consecutive month(s) of
                               service (without regard to the number of hours of service completed)

                  (c) AGE REQUIREMENT. To become eligible to participate in the Trust and Plan a Covered Employee:

                           [ ] need not attain any minimum age

                           [x] must be at least 21 years of age (not more
                               than 21)

                  (15) ENTRY DATE. An eligible Covered Employee commences participation in the Trust and Plan on:

                           [ ] 1st day of the month

                           [ ] 1st day of the plan year

- --------

*A 2-year or 24-month service requirement may be elected only in the event that the Trust and Plan provides for full and immediate vesting.

                           [x]  earlier of the June 1 or December 1
                               (first day of the first month or first day of the seventh month)

                           [ ] 1st day of each calendar quarter

coinciding with or next following the date such Covered Employee meets the eligibility requirements.

                  (16)     COMPENSATION.

                  (a) BASIC DEFINITION. A participant's compensation shall be determined on the basis of the following:

                           [ ]  Section 415 compensation as described in
                                Section 2.11(a)(i) of the Trust and Plan

                           [ ] Modified Section 415 compensation as described in Section 2.11(a)(ii) of the Trust and Plan

                           [ ] Modified Section 3121 compensation as de-scribed in Section 2.11(a)(iii) of the Trust and Plan

                           [ ] Modified Section 3401 compensation as de-scribed in Section 2.11(a)(iv) of the Trust and Plan

                           [x]  W-2 earnings as described in Section
                                2.11(a)(v) of the Trust and Plan for all plan years

                           [ ]  W-2 earnings as described in Section
                                2.11(a)(v) of the Trust and Plan for plan years commencing prior to May 10, 1990 and the definition selected above for all subsequent plan years

                  (b)      Safe Harbor Adjustments To Compensation

                           [x] Compensation shall be increased for salary reduction amounts under 401(k), 125, 403(b) and similar plans as described in Section 2.11(b)(i) of the Trust and Plan

                           [ ] Compensation shall be reduced by any extra benefits as described in Section 2.11(b)(ii) of the Trust and Plan

                  (c)      Other Exclusions From Compensation*

                           [ ]  pre-entry date compensation

                           [ ]  commissions

                           [ ]  bonuses (whether discretionary or
                                non-discretionary)

                           [ ] commissions, overtime and bonuses (whether discretionary or non-discretionary)

                           [x]  other   AUTO ALLOWANCES AND GENERAL BUSINESS
                                EXPENSE ALLOWANCES AND TAXABLE LIFE INSURANCE AMOUNTS.

                           [ ]  none of the above

                  (17)     CONTRIBUTIONS.

                  (a) PARTICIPATING COMPANY CONTRIBUTIONS. For each plan year, the Participating Companies may make any or all of the following contributions to the Trust and Plan, as they so elect:

N/A          [ ]  (i)      PROFIT SHARING CONTRIBUTIONS.  A profit sharing
                           contribution in an amount equal to:

                           [ ] _______% of each eligible participant's
                               compensation**

                           [ ] ______% of each eligible participant's
                               compensation under the integration level specified in Section (18) of this Adoption Agreement plus ______% of such participant's

- --------

     *No exclusions from compensation (other than pre-entry date compensation) may be elected if Participating Company contributions are allocated in accordance with the integration method described in Section (18)(a).

    **May not exceed 15%.

                               compensation over the integration level
                               specified in Section (18) of this Adoption
                               Agreement*

                           [ ] an amount determined by the Company for the
                               year

                           [ ] an amount determined by each Participating
                               Company for the year

N/A          [ ]   (ii)    MATCHING CONTRIBUTIONS.  A matching contribution in
                           an amount equal to:

                           [ ] _______% of each eligible participant's
                               pre-tax contributions up to a maximum
                               matching contribution of _________
                               (percentage of participant's compensation or dollar amount)

                           [ ] a percentage of each eligible participant's
                               pre-tax contributions as determined by the Participating Company for a match period up to a maximum matching contribution of _________ (percentage of participant's compensation or dollar amount)

                           The match period for which matching contributions are made is:

                           [ ]  week

                           [ ]  calendar month

                           [ ]  calendar quarter

                           [ ]  semi-annual

                           [ ]  plan year

                           [ ]  Company's pay period

- --------

     *The lower limit must be greater than zero (0), and the upper limit may not exceed the lower limit by more than the lesser of the lower limit, or the greater of 5.7% or the rate of tax under Code Section 3111(a) which is attributable to old-age insurance, as adjusted pursuant to Section 6.2(b).

                           [ ]  each Participating Company's pay period

N/A          [ ]     (iii) A special ADP contribution in an amount as
                           shall be determined by the Company from time to time.

                  (b) PRE-TAX CONTRIBUTIONS. For each plan year, participants:

                           [x]  may make pre-tax contributions as follows:

                                [ ] whole percentage of compensation not less than 1% nor more than 15%

                                [ ]  any amount up to _______% of compensation

                                [ ]  any amount not less than $_______ nor
                                     more than $_______

                           [ ]  may not make pre-tax contributions pursuant to
Section 5.1 of the Trust and Plan.

                  (c) AFTER TAX CONTRIBUTIONS.* For each plan year, participants:

                           [ ]  may make after tax contributions of between
                                ____% and ____% compensation

                           [ ]  any amount up to _______% of compensation

                           [ ] any amount not less than $_______ nor more than $_______

                           [x]  may not make after tax contributions

- --------

     *After tax contributions can be made to the Trust and Plan only if the Company has elected to allow pre-tax contributions thereunder.

                  (18)     ALLOCATION OF PROFIT SHARING CONTRIBUTIONS.

N/A                        (a)      Profit sharing contributions will be
allocated in accordance with one of the following methods as described in
Section 6.2 of the Trust and Plan:

                           [ ]  relative compensation

                           [ ] integration method with an integration level of:

                                [ ]  _____% of the Social Security taxable
                                     wage base

                                [ ]  $____

                           [ ]  per capita among eligible participants

N/A               (b)      Contributions made by each Participating Company
shall be allocated among:

                           [ ]  all eligible participants

                           [ ]  eligible participants employed by such
                                Participating Company

N/A               (19)     EXCLUSIONS FROM ELIGIBILITY FOR PROFIT SHARING
ALLOCATIONS AND REALLOCATION OF FORFEITURES. The following participants shall be excluded from receiving an allocation of profit sharing contributions pursuant to Section 6.2 of the Trust and Plan and a reallocation of forfeitures, if applicable, pursuant to Section 15.4 of the Trust and Plan:

                           [ ] participants who complete fewer than ______ hours of service (not more than 1,000) during the plan year

                           [ ] participants whose employment terminates prior to the last day of the plan year

                           [ ] participants whose employment terminates prior to the last day of the plan year for reasons other than:

                                [ ]  retirement

                                [ ]  disability

                                [ ]  death

                  (20)     VESTING OF PARTICIPATING COMPANY CONTRIBUTIONS.

N/A               (a)      VESTING OF PROFIT SHARING CONTRIBUTIONS.  Profit
sharing contributions made by a Participating Company pursuant to Section 17(a)(i) of this Adoption Agreement will become vested pursuant to the following schedule:

                           [ ]  Vested Percentage is 100% at all times

                           [ ]  Vested Percentage is 100% upon completion of
                                ___ years of vesting service (may not exceed
                                5)

                           [ ]  graded vesting, as follows:

                           Years of                                       Vested
                           Vesting Service                                Percentage
                           ---------------                                ----------
                           Less than 1                                    ___%
                           1 but less than 2                              ___%
                           2 but less than 3                              ___%
                           3 but less than 4                              ___% (must be at least 20%)
                           4 but less than 5                              ___% (must be at least 40%)
                           5 but less than 6                              ___% (must be at least 60%)
                           6 but less than 7                              ___% (must be at least 80%)
                           7 or more                                      100%

N/A               (b)      VESTING OF MATCHING CONTRIBUTIONS. Matching
contributions made by a Participating Company pursuant to Section 17(a)(ii) of this Adoption Agreement become vested as follows:

                           [ ]  Vested Percentage is 100% at all times

                           [ ] Vested Percentage is determined in accordance with the vesting schedule in Section (20)(a) above

N/A               (21)      VESTING IN TOP-HEAVY YEARS. The Vested Percentage
of a participant who is credited with a year of vesting service during a plan year in which the Trust and Plan is top-heavy, will be determined as follows:

                           [ ] Vested Percentage is determined in accordance with the vesting schedule in Section (20) above

                           [ ]  Vested Percentage is 100% at all times

                           [ ]  Vested Percentage is 100% upon completion of
                                __ years of vesting service (may not exceed
                                3)

                           [ ]  graded vesting, as follows:

                           Years of                                       Vested
                           Vesting Service                                Percentage
                           ---------------                                ----------
                           Less than 1                                      0%
                           1 but less than 2                              ___%
                           2 but less than 3                              ___% (must be at least 20%)
                           3 but less than 4                              ___% (must be at least 40%)
                           4 but less than 5                              ___% (must be at least 60%)
                           5 but less than 6                              ___% (must be at least 80%)
                           6 or more                                      100%

N/A               (22)     VESTING SERVICE EXCLUSIONS.  Vesting service
excludes any years of service or periods of service which occurred:

                           [ ] prior to __________ (cannot be later than the effective date of the Trust and Plan)

                           [ ] prior to the time the participant attained ___ years of age (not more than 18)

                           [ ] prior to the effective date of the Trust and Plan

                           [ ] prior to the acquisition by the Controlled Group of a predecessor employer (cannot be excluded if predecessor maintained a qualified plan)

                           [ ]   for employees of __________ (division,
                                 department or location), prior to _________
                                 (cannot be later than the date employer
                                 became a Participating Company)

N/A               (23)     USE OF FORFEITURES.  Amounts forfeited under the
Trust and Plan will be:

                           [ ] reallocated among the accounts of eligible participants

                           [ ] used to reduce future Participating Company contributions

N/A               (24)     RECREDITING OF ACCOUNTS ON REHIRE. Amounts forfeited
following a termination of employment by a participant who is rehired by a Participating Company prior to his incurring five (5) consecutive One Year Breaks In Service will be:

                           [ ] recredited to his employer contribution and/or match account as of his date of rehire

                           [ ] recredited to his employer contribution and/or match account upon repayment to the Trust and Plan of any amounts which were previously distributed to such participant from the Trust and Plan following his previous termination of employment

                  (25) NORMAL RETIREMENT DATE. A participant's normal retirement date is the day on which he meets each of the following requirements:

                           [x] attains age 65 (not less than 55 nor more than 65)

                           [x] completes 5 years of participation (not to exceed 5 years)

N/A               (26)     EARLY RETIREMENT DATE. A participant's early
retirement date is the day on which he retires from the employ of the Controlled Group subsequent to the date he meets all of the following requirements:

                           [ ]  attains age ______

                           [ ]  completes ______ years of participation

N/A               (27)     PERMANENT AND TOTAL DISABILITY.  Permanent and total
disability will be determined on the basis of:

                           [ ]  Social Security definition contained in
                                Section 2.30(a) of the Trust and Plan

                           [ ] alternative definition contained in Section 2.30(b) of the Trust and Plan

                  (28) FORMS OF BENEFIT. Distributions upon termination of employment, retirement, disability and death will be made in accordance with:

                           [x]  Article XVIII of the Trust and Plan
                                (Non-Annuity Forms)

                           [ ] Article XVIII-A of the Trust and Plan (Normal Form - Annuity)

                           [ ] Article XVIII-A of the Trust and Plan (Normal Form - Lump Sum unless Annuity Form elected)

                  (a) NON-ANNUITY FORMS OF BENEFIT. Distributions made in accordance with Article XVIII or XVIII-A of the Trust and Plan in a non-annuity form will be permitted in the following form(s):

                           [x]  lump sum form

                           [ ]  installment payments over a period of years
                                    (not to exceed _____ years)

                           [ ]  installment payments over the maximum
                                permissible years under Section 401(a)(9) of the Code

N/A               (b)      ANNUITY FORMS OF BENEFIT. Distributions made in
accordance with Article XVIII-A of the Trust and Plan in an annuity form will be permitted in the following form(s):

                           [ ]  life annuity form

                           [ ]  spouse's annuity form

                           [ ]  joint and survivor form

                           [ ]  life-period certain form over ___ year period

                           [ ]  full cash refund life annuity form

                           [ ]  lump sum form

                           [ ] installment payments over a period of years (not to exceed ____ years)

N/A               (c)      TIMING OF INSTALLMENT PAYMENTS.  Installment
payments, if permitted pursuant to (a) or (b) above, will be made on the following basis:

                           [ ]   monthly

                           [ ]   quarterly

                           [ ]   semi-annually

                           [ ]   annually

                  (29) BENEFIT COMMENCEMENT DATE. In the event of the termination of employment of a participant for any reason other than his death, disability or retirement, distribution shall be made or shall commence to be made pursuant to Section 15.2 of the Trust and Plan as of the date specified below:

                  (a) if the value of his vested interest is $3,500 or less (not more than $3500):

                           [x] as soon as reasonably possible following his termination of employment

                           [ ] as soon as reasonably possible following the close of the plan year in which occurs his termination of employment

                           [ ] as soon as reasonably possible following the close of the calendar quarter in which occurs his termination of employment

                           [ ] as soon as reasonably possible following the close of the half-year in which occurs his termination of employment

                           [ ] as soon as reasonably possible following the valuation date which next follows the date on which occurs his termination of employment

                           [ ] at the same time as indicated in (b) below if his vested interest were a larger amount

                  (b) if the value of his vested interest is in excess of $3,500 (not more than $3500):

                           [x] as soon as reasonably possible following the close of the plan year in which his normal retirement date occurs, or as of such earlier date as the participant shall select provided such earlier date is not earlier than an administratively reasonable period beyond the date of his termination of employment

                           [ ] as soon as reasonably possible following the close of the plan year in which his normal retirement date occurs, or as of such earlier date as the participant shall select provided such earlier date is not earlier than

                                _______________________________________________

                                _______________________________________________

                    / / as of the date specified below determined on
                        the basis of the amount of his vested
                        interest:

                        (i) if the value of his vested interest is greater than $_________ (not more than $3,500), but not in excess of $_____________________, the distribution shall be made or shall commence as soon
                                as reasonably possible following the
                                close of the plan year in which his
                                normal retirement date occurs, or as of
                                such earlier date as the participant
                                shall select provided such earlier date
                                is not earlier than an administratively
                                reasonable period beyond the date of his termination of employment; or

                        (ii) if the value of his vested interest is in excess of $______________________, the distribution shall be made or shall
                                commence as soon as reasonably possible
                                following the close of the plan year in
                                which his normal retirement date occurs,
                                or as of such earlier date as the
                                participant shall select provided such
                                earlier date is not earlier than an
                                administratively reasonable period beyond
                                _________________________________________

                                _________________________________________

Except as otherwise permitted by the Adoption Agreement pursuant to Section 18.1 or 18.1A of the Trust and Plan, and pursuant to the election of the participant, distributions must be made or commence to be made not later than sixty (60) days after the close of the plan year in which the participant's normal retirement date occurs.

                  (30) DELAYED DISTRIBUTION. Following termination of employment, distributions:



                    /x/ will commence as of the dates specified in
                        Articles XV, XVI and XVII of the Trust and
                        Plan

                       / / may be deferred by election of the participant
                           or his beneficiary subject to Sections 18.5 and 18.9A of the Trust and Plan

                       / / may be deferred by election of the participant
                           or his beneficiary subject to Sections 18.5
                           and 18.9A of the Trust and Plan and the
                           following additional restrictions: __________
                           _____________________________________________
                           _____________________________________________

                  (31) INSURANCE. The purchase of insurance at the direction of the participant:

                                / / is permitted

                                /x/ is not permitted

If the purchase of insurance is permitted above, it will be purchased as follows:

                                / / at the direction of the participant

                                / / on behalf of all participants meeting the
                                    following requirements (specify): __________
                                    ____________________________________________
                                    ____________________________________________

                  (32)     LOANS.  Loans:

                                /x/ are permitted in any circumstances upon
                                    approval of loan application

                                / / are permitted only in the following limited
                                    circumstance(s) and upon approval of the loan application

                                        / / in the event the participant would
                                            otherwise qualify for a hardship
                                            distribution, but for the
                                            availability of a plan loan or
                                            other assets

                                        / / Other (specify): ___________________
                                            ____________________________________

                                / / are not permitted

                  If permitted, loans may be made from the following accounts:

                                /x/ all accounts

                                / / pre-tax account

                                / / match account

                                / / employer contribution account

                                / / special ADP account

                                / / personal account

                  (33) MINIMUM AMOUNT OF LOANS. If loans are permitted under Section (32) above, the minimum amount of any loan is:


                                /x/ $  1,000.00

                                / / no minimum

                  (34)     WITHDRAWALS AND HARDSHIP.

                  (a) WITHDRAWALS FROM PRE-TAX ACCOUNT. Withdrawals from pre-tax accounts:


                                / / are permitted after age 59-1/2 (must be at
                                    least age 59-1/2)

                                / / are not permitted

                                / / not applicable

N/A               (b)      WITHDRAWALS OF QUALIFIED NONELECTIVE CONTRIBUTIONS.
Withdrawals from accounts that contain qualified nonelective contributions:

                                / / are permitted after age ____________ (must
                                    be at least age 59-1/2)

                                / / are not permitted

                                / / not applicable

N/A               (c)      WITHDRAWALS FROM EMPLOYER CONTRIBUTION ACCOUNT.
Withdrawals from employer contribution accounts:

                                / / are permitted after:

                                    CHOOSE ONE:

                                     / / the amounts have been credited to such
                                         account for at least 2 years

                                     / / the participant has completed a minimum
                                         of 5 years of service

                                / / are permitted after age __________

                                / / are not permitted

N/A               (d)      WITHDRAWALS FROM MATCH ACCOUNTS.  Withdrawals from
match accounts:

                                / / are permitted after:

                                    Choose one:

                                    / / the amounts have been credited to such
                                        account for at least 2 years

                                    / / the participant has completed a minimum
                                        of 5 years of service

                                / / are permitted after age __________

                                / / are not permitted

                                / / not applicable

                  (e) WITHDRAWALS FROM ROLLOVER ACCOUNTS. Withdrawals from rollover accounts:


                                /x/ are permitted

                                / / are not permitted

N/A               (f)      WITHDRAWALS FROM AFTER TAX ACCOUNTS.  Withdrawals
from after tax accounts:

                                / / are permitted

                                / / are not permitted

N/A               (g)      WITHDRAWALS FROM PRE-87 IRA ACCOUNTS.  Withdrawals
from Pre-87 IRA accounts:

                                / / are permitted

                                / / are permitted after age ______

                                / / are permitted for hardship

                                / / are not permitted

                  (h)      HARDSHIP DISTRIBUTIONS.  Hardship distributions:


                                /x/ are permitted

                                / / are not permitted

                  (35) MINIMUM AMOUNT OF WITHDRAWALS. If withdrawals are permitted under Section (34) above, the minimum amount of any withdrawal shall be:

                                / / the lesser of $________ or the total vested
                                    amount credited to the participants accounts from which a withdrawal may be made


                                /x/ no minimum

                  (36) ROLLOVER CONTRIBUTIONS. Rollover contributions from another qualified retirement plan:


                                /x/ are permitted

                                / / are not permitted

                  (37) APPOINTMENT OF TRUSTEE. The Company hereby designates the following institution or person(s) as Trustee(s) under the Trust and Plan:

                              Ameritrust Company N.A.
                              _______________________________
                              _______________________________
                              _______________________________

                  (38) APPOINTMENT OF ADMINISTRATOR. The Company hereby designates RPM, Inc. as the Administrator of the Trust and Plan.

                  (39)     411(d)(6) Protection.  Benefits protected under
Section 411(d)(6) of the Code, if any, are:

                              None
                              ______________________________
                              ______________________________
                              ______________________________

                  These benefits are protected with respect to:

                                / / pre-Adoption Date account only

                                / / total account

                  (40)     TOP HEAVY PROVISIONS.

                  (a) TOP-HEAVY MINIMUM BENEFIT. If this Trust and Plan is top-heavy for a plan year and if a participant who is a non-key employee is also a participant in any defined benefit or defined contribution plan maintained by a Participating Company, the top-heavy minimum benefit shall be provided as follows:


               /x/ the minimum benefit required under Code Section 416(c)(l) or Code Section 416(h)(2)(A)(ii) shall be provided under one of the defined benefit plans in a manner such that the benefit provided under such defined benefit plan shall be offset by the actuarial equivalent of the amounts, if any, credited to the participant's accounts under this Trust and Plan and any other defined contribution plan maintained by a Participating Company for such top-heavy year or years

              / / the minimum benefit required under Code Section 416(c)(l) or Code Section 416(h)(2)(A)(ii) shall be provided under one of the defined benefit plans maintained by the Participating Company

              / / the minimum contribution required under Regulation Section 1.416-1(m)(12) or Regulation Section 1.416-1(m)(14) shall be provided under one of the defined contribution plans maintained by the Participating Company

                  (b) PRESENT VALUE. For purposes of establishing present value to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the following:

                  INTEREST RATE: 8% FOR ALL FORMS OF BENEFIT EXCEPT LUMP SUM AND, WITH RESPECT TO LUMP SUM DISTRIBUTIONS, A RATE EQUAL TO THE K-1 INTEREST RATE IN EFFECT 3 MONTHS PRIOR TO THE LUMP SUM DISTRIBUTION ESTABLISHED BY THE PENSION BENEFIT GUARANTY CORPORATION FOR DEFERRED ANNUITIES UNDER REG. SEC. 2619.45 BUT IN NO EVENT GREATER THAN A RATE OF 10%

                  MORTALITY TABLE: UNISEX PENSION 1984 MORTALITY TABLE RATES WITH AN AGE SET BACK OF 1 YEAR FOR EMPLOYEES AND 2 YEARS FOR BENEFICIARIES

                  (c) VALUATION DATE. For purposes of computing the top-heavy ratio, the valuation date shall be:


                                /X/ the last day of the plan year

                                / / other (specify):  ___________________

                                    _____________________________________

                  (41) EXCESS ANNUAL ADDITIONS. If a Participating Company maintains more than one qualified plan and the limitations set forth in Sections
24.1 and 24.2 of the Trust and Plan are exceeded, the benefits of a participant who participates in more than one such plan will be reduced in the following order:

                  (a) FIRST, ALLOCATIONS MADE UNDER THIS TRUST AND PLAN SHALL BE REDUCED;

                  (b) SECOND, PROJECTED BENEFITS UNDER THE RPM, INC. RETIREMENT PLAN SHALL BE REDUCED; AND

                  (c)      ACCRUED BENEFITS UNDER THE RPM, INC.
                           RETIREMENT PLAN SHALL BE REDUCED.

                  (42) RELIANCE. The Company may not rely on a notification letter issued by the National or District Office of the Internal Revenue Service as evidence that the Trust and Plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Company must apply to the appropriate key district office for a determination letter.

                  (43) SPONSOR INFORMATION. The name, address and telephone number of the Sponsor of this regional prototype plan are:

                           Calfee, Halter & Griswold
                           1800 Society Building
                           Cleveland, Ohio  44114
                           (216) 622-8200

Inquiries regarding adoption of the Trust and Plan, the meaning of any provisions of the Trust and Plan, or the effect of the notification letter should be directed to the sponsor at the address set forth above.

                  (44) AMENDMENT OR DISCONTINUANCE OF PLAN. The Sponsor of this regional prototype plan will inform the Company of any amendments made to the plan or the discontinuance thereof.

                  (45) IMPROPER COMPLETION OF ADOPTION AGREEMENT. Failure to properly complete this Adoption Agreement may result in disqualification of the Trust and Plan.

                  (46) BASIC PLAN DOCUMENT. This Adoption Agreement may be used only in conjunction with basic plan document 01.

                  IN WITNESS WHEREOF, the Company and the Participating Companies, by their duly authorized officers, have caused this Adoption Agreement to be executed this 20th day of August, 1992.

  RPM, INC.
_____________________________            ______________________________
("Company")                              ("Participating Companies")

By  /s/ Thomas C. Sullivan
   ___________________________

And /s/ Paul A. Granzier
   __________________________
                                         AGR Company
                                         Alox Corporation
                                         American Emulsions Co., Inc.
                                         Bondex International, Inc.
                                         Bradshaw - Praeger & Co., Inc.
                                         Briner Paint Mfg. Co., Inc.
                                         Carboline Company
                                         Chemical Specialties Manufacturing
                                               Corporation
                                         Chemical Coatings, Inc.
                                         Consolidated Coatings Corporation
                                         Craft House Corporation
                                         Day-Glo Color Corp.
                                         Design/Craft Fabric Corporation
                                         Floquil-Polly S Color Corp.
                                         Haartz-Mason, Inc.
                                         Kop-Coat, Inc.
                                         Mameco International Inc.
                                         Mohawk Finishing Products, Inc.
                                         Paramount Technical Products, Inc.
                                         PCI Industries, Inc.
                                         Republic Powdered Metals, Inc.
                                         Richard S. Thibaut, Inc.
                                         RPM World Travel, Inc.
                                         Talsol Corporation
                                         The Testor Corporation
                                         Westfield Coatings Corporation
                                         Wm. Zinnser & Co., Inc.
                                         Wisconsin Protective Coatings Corp.
                                         Society National Bank as Successor By
                                          Merger to Ameritrust Company National
                                          Association

                  The undersigned Trustee hereby executes and agrees to act as Trustee under the Trust and Plan.

                                        SOCIETY NATIONAL BANK AS
                                        SUCCESSOR BY MERGER TO
                                        AMERITRUST COMPANY NATIONAL
                                        ASSOCIATION

                                      By____________________________

                                      And___________________________

                  Calfee, Halter & Griswold, by its duly authorized representative, hereby acknowledges receipt of and accepts the foregoing Adoption Agreement this 11th day of June, 1993.

                                        CALFEE, HALTER & GRISWOLD
                                        ("Regional Prototype Sponsor")

                                       By: ________________________

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT A TO ADOPTION AGREEMENT
                       ----------------------------------
                                CONTROLLED GROUP
                                ----------------

                           AGR Company
                           Alox Corporation
                           Alox International Sales Corporation
                           American Emulsions Co., Inc.
                           Beta Chem, Inc.
                           Bondex International, Inc.
                           Bondex International (Canada) Ltee. Ltd.
                           Bradshaw-Praeger & Co., Inc.
                           Briner Paint Mfg. Co.
                           BSP Systems, Inc.
                           Cal-O-Cam, Inc.
                           Carboline Company
                           Carboline Dubai Corporation
                           Carboline International Corporation
                           Carboline World Wide Corporation
                           Carboline/Ferro Powder Coatings Company
                           Chemical Specialties Manufacturing Corporation Chemical Coatings, Inc.
                           Consolidated Coatings Corporation
                           Craft House Corporation
                           Day-Glo Color Corp.
                           Design/Craft Fabric Corporation
                           Euchem
                           Euchem, Inc.

                           First Colonial Insurance Company, Inc.
                           Floquil-Polly S Color Corp.
                           Fopeco, Inc.
                           H. Behlen & Bro., Inc.
                           Haartz-Mason, Inc.
                           Kop-Coat, Inc.
                           L.D. Wracm, Inc.
                           Label Systems Corporation
                           Lubraspin Corporation
                           Mameco International, Inc.
                           Map II, Inc.
                           Martin Mathys N.V.
                           Mohawk Finishing Products, Inc.
                           Paramount Technical Products, Inc.
                           PCI Industries, Inc.
                           Radiant Color N.V.
                           Redwood Transport, Inc.
                           Republic D & B, Inc.
                           Republic Powdered Metals, Inc.
                           Richard E. Thibaut, Inc.
                           RPM/Belgium N.V.
                           RPM/Europe B. V.
                           RPM/France S.A.
                           RPM, Inc.
                           RPM/Luxembourg S.A.
                           RPM/Netherlands B.V.
                           RPM of Mass., Inc.

                           RPM of North Carolina, Inc.
                           RPM World Trade
                           RPM World Travel, Inc.
                           RPOW (France) S.A.
                           Select Dye & Chemical, Inc.
                           Talsol Corporation
                           The Euclid Chemical Corporation
                           (General Partnership)
                           The Euclid Chemical International Sales Corp. The Testor Corporation
                           U.S. Polymerics, Inc.
                           Westfield Coating Corporation
                           Westgate Advertising, Inc.
                           William Zinnser & Co., Inc.
                           Wisconsin Protective Coatings Corp.

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT B TO ADOPTION AGREEMENT
                       ----------------------------------
                             PARTICIPATING COMPANIES
                             -----------------------

                                                Adoption          Cessation
Name                                              Date               Date
- ----                                              ----               ----

AGR Company                                 June 1, 1992

Alox Corporation                            June 1, 1992

American Emulsions Co., Inc.                June 1, 1992

Bondex International, Inc.                  June 1, 1992

Bradshaw-Praeger & Co., Inc.                June 1, 1992

Briner Paint Mfg. Co., Inc.                 June 1, 1992

Carboline Company                           June 1, 1992

Chemical Specialties Manufacturing
Corporation                                 June 1, 1992

Chemical Coatings, Inc.                     June 1, 1992

Consolidated Coatings Corporation           June 1, 1992

Craft House Corporation                     June 1, 1992

Day-Glo Color Corp.                         June 1, 1992

Design/Craft Fabric Corporation             June 1, 1992

Floquil-Polly S Color Corp.                 June 1, 1992

Haartz-Mason, Inc.                          June 1, 1992

Kop-Coat, Inc.                              Dec. 1, 1992

Mameco International, Inc.                  June 1, 1992

Mohawk Finishing Products, Inc.             June 1, 1992

Paramount Technical Products, Inc.          June 1, 1992

PCI Industries, Inc.                        June 1, 1992

Republic Powdered Metals, Inc.              June 1, 1992

Richard E. Thibaut, Inc.                    June 1, 1992

                                                Adoption          Cessation
Name                                              Date               Date
- ----                                              ----               ----

RPM, Inc.                                   June 1, 1992

RPM World Travel, Inc.                      June 1, 1992

Talsol Corporation                          June 1, 1992

The Testor Corporation                      June 1, 1992

Westfield Coatings Corporation              June 1, 1992

William Zinnser & Co., Inc.                 June 1, 1992

Wisconsin Protective Coatings Corp.         June 1, 1992

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT C TO ADOPTION AGREEMENT
                       ----------------------------------
                PARTICIPATING COMPANIES COVERING HOURLY EMPLOYEES
                -------------------------------------------------

                       AGR Company
                       Carboline Company
                       Consolidated Coatings Corporation
                       Craft House Corporation
                       Day-Glo Color Corp.
                       Floquil-Polly S Color Corp.
                       Kop-Coat, Inc.
                       Mohawk Finishing Products, Inc.
                       Paramount Technical Products, Inc.
                       Republic Powdered Metals, Inc.
                       The Testor Corporation
                       Wisconsin Protective Coatings Corp.

                        RETIREMENT SAVINGS TRUST AND PLAN
                        ---------------------------------

                            A REGIONAL PROTOTYPE PLAN
                                  SPONSORED BY

                            CALFEE, HALTER & GRISWOLD
                               800 Superior Avenue
                                   Suite 1800
                              Cleveland, Ohio 44114
                                 (216) 622-8200





                   NOTICE/CONFIDENTIAL - COPYRIGHTED MATERIAL
                   ------------------------------------------

                  This document is protected under the copyright laws of the United States and international copyright treaties, and contains proprietary, confidential information of Calfee, Halter & Griswold. Any use, duplication, publication, display, modification, adaptation or dissemination of this document or its contents requires the express written permission of Calfee, Halter & Griswold.

                   Copyright, 1991, Calfee, Halter & Griswold
                              All Rights Reserved.

                                TABLE OF CONTENTS
                                -----------------

                                                                   ARTICLE NO.
                                                                   -----------

INTRODUCTION                                                              I

    Purpose                                                              1.1
    Qualification                                                        1.2

DEFINITIONS                                                               II

    Accounts                                                             2.1
    Active Participant                                                   2.2
    Administrator                                                        2.3
    Allocation Date                                                      2.4
    Annuity Starting Date                                                2.5
    Beneficiary                                                          2.6
    Board                                                                2.7
    Code                                                                 2.8
    Committee                                                            2.9
    Company                                                             2.10
    Compensation                                                        2.11
    Controlled Group                                                    2.12
    Covered Employee                                                    2.13
    Date of Hire                                                        2.14
    Distribution Account                                                2.15
    Earned Income                                                       2.16
    Effective Date                                                      2.17
    Employee                                                            2.18
    ERISA                                                               2.19
    Excess Compensation                                                 2.20
    Highly Compensated Employee                                         2.21
    Integration Level                                                   2.22
    Leased Employee                                                     2.23
    Military Service                                                    2.24
    Net Profits                                                         2.25
    Normal Retirement Date                                              2.26
    Owner-Employee                                                      2.27
    Participant                                                         2.28
    Partner-Employee                                                    2.29
    Permanent and Total Disability                                      2.30
    Personal Accounts                                                   2.31
    Plan Year                                                           2.32
    Qualified Nonelective Contribution                                  2.33
    Related Employer                                                    2.34
    Restatement Date                                                    2.35
    Self-Employed Individual                                            2.36
    Taxable Wage Base                                                   2.37
    Taxable Year                                                        2.38
    Total Remuneration                                                  2.39
    Trust and Plan                                                      2.40



                                      (ii)

                                                           ARTICLE NO.
                                                           -----------
    Trustee                                                     2.41
    Vested Interest                                             2.42
    Vested Percentage                                           2.43
    Other Terms Defined                                         2.44

SERVICE                                                          III

    Service Based on the Elapsed Time Method                     3.1
    Service Based on the Hours Method                            3.2
    Service With Predecessor Employer                            3.3

ELIGIBILITY AND PARTICIPATION                                     IV

    Eligibility Requirements                                     4.1
    Entry Date                                                   4.2
    Reemployment                                                 4.3
    Active and Inactive Participants                             4.4

PRE-TAX CONTRIBUTIONS                                              V

    Election of Pre-Tax Contributions                            5.1
    Limitations on Pre-Tax Contributions                         5.2
    Changes in Elections                                         5.3
    Payment to Trustee                                           5.4
    Pre-Tax Accounts                                             5.5
    Suspension of Pre-Tax Contributions                          5.6

PARTICIPATING COMPANY CONTRIBUTIONS                               VI

    Types of Contributions                                       6.1
    Employer Contributions                                       6.2
    Matching Contributions                                       6.3
    Special ADP Contribution                                     6.4
    Payment to Trustee                                           6.5
    Accounts                                                     6.6

AFTER TAX CONTRIBUTIONS                                          VII

    Amount of After Tax Contributions                            7.1
    Changes in Payroll Deductions                                7.2
    Payment to Trustee                                           7.3
    After Tax Accounts                                           7.4
    Deductible Voluntary Contributions                           7.5

LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS                     VIII

    Contributions are Subject to Limitations                     8.1
    The Dollar Limit                                             8.2
    Deferral Percentage Limit                                    8.3



                                      (iii)


                                                               ARTICLE NO.
                                                               -----------

    Contribution Percentage Limit                                      8.4
    Multiple Use                                                       8.5
    Deductibility Limit                                                8.6
    Correcting Excess Contributions                                    8.7

INVESTMENT FUNDS AND DIRECTION OF INVESTMENT                            IX

    Participant Direction of Investments                               9.1
    Investment Funds                                                   9.2
    Procedures for Direction of Investment                             9.3
    Change of Direction of Investment                                  9.4
    Valuation of Investment Funds                                      9.5
    Direction of Investments Not Permitted                             9.6

INSURANCE CONTRACTS                                                      X

    Purchase of Insurance Contracts                                   10.1
    Premium Payments                                                  10.2
    Accumulation of Dividends, Etc.                                   10.3
    Insufficient Funds for Paying Premiums                            10.4
    Contract Provisions                                               10.5
    No Insurance Beyond Retirement                                    10.6
    Cash Surrender Values                                             10.7
    Purchase of Contract on Cessation of
        Active Participation                                          10.8

ACCOUNTS                                                                XI

    Establishment of Accounts                                         11.1
    Crediting of Accounts                                             11.2
    Valuation of Assets                                               11.3
    Valuation of Investment Funds                                     11.4
    Interim Valuation of Assets                                       11.5

LOANS                                                                  XII

    Loan Administration and Applications                              12.1
    Terms and Conditions of Loans                                     12.2
    Payment of Prior Loans                                            12.3
    Shareholder-Employee Defined                                      12.4

WITHDRAWALS FROM ACCOUNTS                                             XIII

    Restrictions on Withdrawals                                       13.1
    Withdrawals from Accounts                                         13.2

                                      (iv)


                                                                  ARTICLE NO.
                                                                  -----------

    Termination of Withdrawal Rights                                   13.3
    Spouse's Consent                                                   13.4

HARDSHIP DISTRIBUTIONS                                                  XIV

    Hardship Distributions                                             14.1
    Immediate and Heavy Financial Need                                 14.2
    Determination of Amount Necessary to
        Satisfy an Immediate and Heavy
        Financial Need                                                 14.3
    Permitted Distributions                                            14.4
    Method of Distribution                                             14.5
    Administration of Hardship Provisions                              14.6
    Spouse's Consent                                                   14.7

TERMINATION OF EMPLOYMENT                                                XV

    Eligibility for Distribution                                       15.1
    Commencement of Distributions                                      15.2
    Vesting and Forfeitures                                            15.3
    Reallocation of Forfeitures                                        15.4
    Forfeitures Used to Reduce Contributions                           15.5
    Rehired Participants                                               15.6

RETIREMENT BENEFITS                                                     XVI

    Normal Retirement                                                  16.1
    Early Retirement                                                   16.2
    Late Retirement                                                    16.3
    Disability Retirement                                              16.4
    Application for Benefits                                           16.5

DEATH                                                                  XVII

    Death of a Participant                                             17.1
    Death of a Retired or Terminated
        Participant Prior to Commencement
        of Benefits                                                    17.2
    Death of a Retired or Terminated
        Participant after Commencement
        of Benefits                                                    17.3
    Beneficiary of a Participant                                       17.4
    Designation of Alternate Beneficiary                               17.5
    Qualified Preretirement Survivor Annuity                           17.6
    Administrator to Notify Trustee                                    17.7



                                       (v)


                                                                  ARTICLE NO.
                                                                  -----------

    Incomplete Disposition                                              17.8
    Ambiguity of Beneficiary Designation                                17.9

DISTRIBUTIONS                                                          XVIII

    Date of Distributions                                               18.1
    Method of Distribution                                              18.2
    Administering Distribution of Accounts                              18.3
    Lump Sum Payment of Small Amounts                                   18.4
    Restrictions                                                        18.5
    Lump Sum Value of Installment Method
        of Distributions                                                18.6
    Revaluation of Undistributed Amounts                                18.7
    Responsibility of Trustee Regarding
        Distributions                                                   18.8

DISTRIBUTIONS - ANNUITY OPTION                                        XVIII-A

    Date of Distribution                                                18.1A
    Normal Method                                                       18.2A
    Annuity Methods of Distribution                                     18.3A
    Optional Methods of Distribution                                    18.4A
    Notice of Methods of Distribution                                   18.5A
    Election of Annuity Contract or
      Optional Method of Payment                                        18.6A
    Lump Sum Payment of Small Amounts                                   18.7A
    Lump sum Value of Optional Methods
        of Distribution                                                 18.8A
    Revaluation of Undistributed Amounts                                18.9A
    Restrictions on Distributions                                      18.10A
    Responsibility of Trustee Regarding
        Distributions                                                  18.11A

THE TRUSTEE, ITS POWERS AND DUTIES                                       XIX

    Obligations and Duties                                              19.1
    Resignation by Trustee                                              19.2
    Administration Expenses                                             19.3
    Ownership of Insurance Contracts                                    19.4
    Receipts and Releases                                               19.5
    Segregation of Assets                                               19.6
    Co-Trustees                                                         19.7
    Liability of Trustee                                                19.8




                                      (vi)


                                                                  ARTICLE NO.
                                                                  -----------
INVESTMENTS                                                              XX

    Investment Powers and Duties of Trustee                             20.1
    Investment Manager                                                  20.2
    Income from Investments                                             20.3
    Prohibited Transactions                                             20.4

ADMINISTRATION                                                           XXI

    The Administrator                                                   21.1
    Denial of Application for Benefits                                  21.2
    Retirement Savings Committee                                        21.3
    Committee Procedures                                                21.4
    Operation of Committee                                              21.5
    Appeal Process                                                      21.6
    Liability of Committee Members                                      21.7

PROHIBITION AGAINST ALIENATION                                          XXII

    Definitions                                                         22.1
    General Prohibition on Alienation                                   22.2
    Distribution of Assets on Death                                     22.3
    No Right to Benefits by Alternate Payee                             22.4
    Notification of Parties and Determination
        Whether Qualified                                               22.5
    Interim Procedures                                                  22.6
    Investment of Separate Account                                      22.7
    Review Procedures                                                   22.8
    Status of Alternate Payee                                           22.9

TOP-HEAVY PROVISIONS                                                   XXIII

    Restrictions                                                        23.1
    Determination of Top-Heavy Status                                   23.2
    Top-Heavy Minimum Contributions                                     23.3
    Top-Heavy Vesting                                                   23.4
    Vesting upon Cessation of Top-Heavy Status                          23.5
    Determination of Super Top-Heavy Plan                               23.6
    Limitations on Annual Additions Under
        Top-Heavy Plan                                                  23.7

LIMITATIONS ON ANNUAL ADDITIONS                                         XXIV

    Definitions                                                         24.1
    Limitation on Benefits                                              24.2

                                      (vii)


                                                                  ARTICLE NO.
                                                                  -----------

    Reduction of Excess Benefits                                        24.3
    Suspense Account                                                    24.4

ROLLOVERS AND TRANSFERS INVOLVING OTHER
QUALIFIED RETIREMENT PLANS                                               XXV

    Rollovers and Transfers from Other Tax
        Qualified Plans                                                 25.1
    Transfer to Another Qualified Retirement
        Plan                                                            25.2

PARTICIPATING COMPANIES                                                 XXVI

    Identity of Participating Companies                                 26.1
    Authority of Company                                                26.2

AMENDMENT AND TERMINATION                                              XXVII

    Power to Amend and Terminate Plan                                   27.1
    Changes in Vesting Provisions                                       27.2
    Termination of Plan                                                 27.3
    Partial Termination of Plan or Complete
        Discontinuance of Contributions                                 27.4

MISCELLANEOUS                                                         XXVIII

    Special Rule Relating to Owner-Employees                            28.1
    Insurance Company Not a Party                                       28.2
    Bankruptcy or Insolvency                                            28.3
    Mergers, Consolidations and Transfers
        of Assets                                                       28.4
    No Employment, Legal or Equitable
        Right Created                                                   28.5
    Prohibition on Reversions                                           28.6
    Spousal Consent                                                     28.7
    Procedures for Spousal Consent                                      28.8
    Gender                                                              28.9
    Headings                                                            28.10
    Indemnification                                                     28.11
    Applicable Law                                                      28.12
    Compliance with Internal Revenue Code                               28.13





                                     (viii)

                                    ARTICLE I
                                    ---------

                                  INTRODUCTION
                                  ------------

                  1.1 PURPOSE. This Trust and Plan is created for the purpose of providing benefits to the participants in this Trust and Plan upon their retirement and for the purpose of providing such other benefits to such participants and their beneficiaries as are hereinafter described.

                  1.2 QUALIFICATION. The Trust and Plan is intended to qualify under Sections 401(a), 401(k) and 501(a) of the Code.

                                  INTRODUCTION
                                       1-1

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this instrument, regardless of capitalization:

                  2.1 ACCOUNTS. The word "accounts" shall mean "pre-tax accounts" established pursuant to Article V hereof, "employer contribution accounts," "special ADP accounts" and "match accounts" established pursuant to
Article VI hereof, "after tax accounts" established pursuant to Article VII hereof which shall be further denominated as either "pre-87 after tax accounts" or "post-86 after tax accounts", "pre-87 IRA accounts" established pursuant to
Section 7.5 hereof, "distribution accounts" established pursuant to Article XV hereof and "rollover accounts" established pursuant to Article XXV hereof.

                  2.2 ACTIVE PARTICIPANT. The words "active participant" shall mean a participant during any period he is a Covered Employee at a Participating Company.

                  2.3 ADMINISTRATOR. The word "Administrator" shall mean the person or persons, corporation or partnership designated as Administrator under Section (38) of the Adoption Agreement and Article XXI hereof.

                  2.4 ALLOCATION DATE. The words "allocation date" shall mean the last day of each plan year.

                                   DEFINITIONS
                                       2-1

                  2.5 ANNUITY STARTING DATE. The words "annuity starting date" shall mean for any participant the first day of the first period for which he receives an amount paid as an annuity or in any other form by reason of his termination of employment, retirement or disability under the terms of this Trust and Plan.

                  2.6 BENEFICIARY. The word "beneficiary" shall mean any person, other than an alternate payee as defined in Section 22.1, who receives or is designated to receive payment of any benefit under the terms of this Trust and Plan because of the death of a participant.

                  2.7 BOARD. The word "Board" shall mean the Board of a corporation or the corresponding Board or Committee of a partnership or other entity or the proprietor in the case of a proprietorship or the Board of Trustees in the case of a non-profit corporation.

                  2.8 CODE. The word "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  2.9 COMMITTEE. The word "Committee" shall mean the Retirement Savings Committee constituted under the provisions of
Article XXI of this Trust and Plan.

                2.10 COMPANY. The word "Company" shall mean the entity designated in Section (1) of the Adoption Agreement or any other business organization which shall assume the obligations of such entity under this Trust and Plan.

                2.11 COMPENSATION. The word "compensation" shall mean certain remuneration paid to an employee by a Participating Company

                                   DEFINITIONS
                                       2-2
determined in accordance with one of the definitions contained in subsection (a) hereof as selected in Section (16)(a) of the Adoption Agreement. Compensation, as so defined, will then be adjusted as described in subsection (b) hereof to the extent specified in Section (16)(b) of the Adoption Agreement and will exclude any amounts designated by the Company in Section (16)(c) of the Adoption Agreement.

                (a) BASIC DEFINITION. The basic definition of "compensation" used under the Trust and Plan shall be one of the following:

                             (i) SECTION 415 COMPENSATION.  Compensation as
defined in Treasury Regulation Section 1.415-2(d)(1) and (2) which generally includes all taxable remuneration paid to the employee in cash or in kind for the performance of services as a Covered Employee for a Participating Company including taxable expense reimbursements, fringe benefits, and welfare benefits and generally excludes all nontaxable fringe benefits, welfare benefits and employee benefits, except that the following amounts which are otherwise taxable are excluded:

                            (A)     Distributions from a funded deferred
                                    compensation plan, whether or not
                                    qualified;

                            (B) Restricted property, unless an election is made under Code Section 83(b);

                            (C)     Amounts treated as taxable upon the
                                    exercise of a nonqualified stock option;

                            (D) Amounts realized upon the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                                   DEFINITIONS
                                       2-3

                              (E) Amounts contributed by the Participating Company to a simplified employee pension plan.

                            (ii)    MODIFIED SECTION 415 COMPENSATION.   Compen-
sation as defined in Treasury Regulation Section 1.415-2(d)(10) which is the same as set forth in subsection (i) above except that the following otherwise taxable amounts will also be excluded:

                              (A) Amounts paid to the employee as accident or sickness benefits or medical reimbursements;

                              (B)     Moving expenses; and

                              (C)     All amounts related to restricted
                                      property or nonqualified options.

                           (iii)    MODIFIED SECTION 3121 COMPENSATION. "Wages"
as defined in Code Section 3121 for Federal Insurance Contributions Act purposes, without regard to the limit set forth in Code Section 3121(a)(1) and without regard to any rules that relate to the nature or location of the employment or the services performed, which generally is all taxable remuneration paid to the employee in cash or in kind for the performance of services as a Covered Employee for a Participating Company including taxable expense reimbursements, moving expenses, fringe benefits, and welfare benefits and generally excludes all nontaxable fringe benefits, welfare benefits and employee benefits, except that:

                              (A)       Amounts contributed under a salary
                                        reduction agreement to a 401(k)
                                        arrangement, to a 403(b) annuity or a
                                        simplified employee pension plan are
                                        excluded from "compensation" even though included in wages under Code Section 3121(v);

                                   DEFINITIONS
                                       2-4

                              (B) Amounts attributable to nonqualified deferred compensation are excluded from "compensation" even though included in wages under Code Section 3121(v);

                              (C) Amounts paid to an employee for medical or hospital expenses in connection with sickness or accident disability are excluded from "compensation" even though taxable;

                              (D) Amounts paid to, or on behalf of, an employee on account of sickness or accident disability more than six months after the calendar month when the employee last worked for a member of the Controlled Group are excluded from "compensation" even though taxable; and

                              (E) Tips paid in any medium other than cash are excluded from "compensation" even though taxable.

                         (iv) MODIFIED SECTION 3401 COMPENSATION. "Wages"
as defined in Code Section 3401(a) for income tax withholding purposes, without regard to any rules that relate to the nature or location of the employment or the services performed, which generally is all taxable remuneration paid to the employee in cash or in kind for the performance of services as a Covered Employee for a Participating Company including taxable expense reimbursements, moving expenses, fringe benefits, and welfare benefits and generally excludes all nontaxable fringe benefits, welfare benefits and employee benefits, except that:

                              (A)       Amounts paid for group term life
                                        insurance are excluded from
                                        "compensation" even though taxable; and

                              (B) Tips paid in any medium other than cash are excluded from "compensation" even though taxable.

                                   DEFINITIONS
                                       2-5

                              (v) W-2 EARNINGS. Remuneration which is received
by an employee in cash or in kind for the performance of services as a Covered Employee for a Participating Company and which must be reported as wages on the employee's Form W-2 for income tax purposes.

                         (b) SAFE HARBOR ADJUSTMENTS TO COMPENSATION. To the
extent elected in Section (16) of the Adoption Agreement, the following adjustments will be made to the "compensation" of an employee:

                              (i) Compensation shall be increased for salary
reduction amounts which are excluded from the taxable income of the employee under Code Sections 125, 402(a)(8) and 402(h).

                             (ii) Compensation shall be reduced by all of the
following amounts even if they are taxable to the employee:

                                 (A)       expense reimbursements, expense
                                           allowances or moving expenses;

                                 (B) cash and noncash fringe benefits and welfare benefits; and

                                 (C)       deferred compensation.

                         (c) COMPENSATION LIMIT. In addition to other applicable
limitations set forth in the Trust and Plan, and notwithstanding any other provision of the Trust and Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Trust and Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance

                                   DEFINITIONS
                                       2-6
with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                For plan years beginning on or after January 1, 1994, any reference in this Trust and Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                Notwithstanding the foregoing, the maximum compensation of any highly compensated employee that can be considered for any purpose under this Trust and Plan for any plan year commencing prior to January 1, 1994 shall be Two Hundred Thousand Dollars ($200,000.00) plus such adjustments for increases in the cost of

                                   DEFINITIONS
                                       2-7
living as shall be prescribed by the Secretary of the Treasury pursuant to
Section 401(a)(17) of the Code.

                In determining the limit on compensation set forth in this paragraph (c), the family aggregation rules contained in Section 414(q)(6) of the Code and any lawful regulations thereunder shall apply, except that in applying such rules, the term "family" shall include only the spouse of the employee and any lineal descendants of the employee who have not attained age nineteen (19) before the close of the plan year. If, as a result of the application of such family aggregation rules, the limit on compensation set forth above is exceeded, the limit shall apply to the affected family members' compensation as follows:

                (i) If this Trust and Plan is not integrated pursuant to Sections (17)(a) and (18)(a) of the Adoption Agreement, the amount of each family member's compensation which shall count toward the limit shall equal that portion of the limit which bears the same relationship to the limit as such family member's compensation, determined under this Section 2.11 prior to the application of such compensation limit ("unlimited compensation"), bears to the total unlimited compensation of all the family members.

                (ii) If this Trust and Plan is integrated pursuant to Sections
(17)(a) and (18)(a) of the Adoption Agreement:

                    (A) the entire amount of each family member's compensation up to the taxable wage base shall count toward the limit; and

                    (B) the amount of each family member's compensation in excess of the taxable

                                   DEFINITIONS
                                       2-8
                              wage base which shall count toward the limit shall equal that portion of the limit remaining, after taking into account the compensation in (A) above, which bears the same relationship to the limit remaining as such family member's compensation, as determined under this Section 2.11 prior to the application of such compensation limit ("unlimited compensation"), bears to the total unlimited compensation of all the family members.

The amount of compensation for any plan year shall be determined as of the last day of such year.

                (d) COMPENSATION WITH RESPECT TO SELF-EMPLOYED INDIVIDUALS. For any self-employed individual covered under the Trust and Plan, compensation means earned income.

                2.12 CONTROLLED GROUP. The words "Controlled Group" shall mean the Company and all corporations or business organizations which are members of a controlled group of corporations, as defined in Section 414(b) of the Code, a controlled group of trades or businesses, as defined in Section 414(c) of the Code, an affiliated service group, as defined in Section 414(m) of the Code, or any other arrangements as defined in regulations under Section 414(o) of the Code of which the Company is a part but, in each case, only during the periods any such corporation or business organization is so defined.

                2.13 COVERED EMPLOYEE. The words "Covered Employee" shall mean any employee of a Participating Company designated as a Covered Employee pursuant to Section (12) of the Adoption Agreement.

                                   DEFINITIONS
                                       2-9

                2.14 DATE OF HIRE. The words "date of hire" shall mean the date on which an employee commences employment and works at least one (1) hour of service for a member of the Controlled Group and shall mean, in the case of a rehired employee, the first date following his previous termination of employment on which he works at least one (1) of service hour for a member of the Controlled Group.

                2.15 DISTRIBUTION ACCOUNT. The words "distribution account" shall mean, with respect to a participant whose employment has terminated for a reason other than his death, disability or retirement, an account which had been an employer contribution or match account during his previous period of participation, after said accounts shall have been debited by the amounts, if any, forfeited pursuant to Section 15.3 hereof, and which, pursuant to Article XV hereof, shall have been converted into a "distribution account."

                2.16 EARNED INCOME. The words "earned income" shall mean net earnings from self-employment in the trade or business with respect to which the Trust and Plan is established, provided the personal services of the individual are a material income producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions made by a member of the Controlled Group to a qualified plan to the extent deductible under Section 404 of the Code. Net earnings are also determined taking into account the deduction allowed to a member of

                                   DEFINITIONS
                                      2-10
the Controlled Group by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

                2.17 EFFECTIVE DATE. The words "effective date" of this Trust and Plan shall mean the date specified in Section (7) of the Adoption Agreement.

                2.18 EMPLOYEE. The word "employee" shall mean any person employed in the trade, business or profession of a member of the Controlled Group, including any common-law employee, owner-employee or partner-employee. The word "employee" shall not include any person who renders service to a member of the Controlled Group solely as a director or independent contractor. The word "employee" shall also include any Leased Employee deemed to be an employee of the Controlled Group as provided in Section 414(n) or (o) of the Code.

                2.19 ERISA. The acronym "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                2.20 EXCESS COMPENSATION. The words "excess compensation" shall mean for any participant compensation in excess of the integration level specified in Section (18)(a) of the Adoption Agreement.

                2.21 HIGHLY COMPENSATED EMPLOYEE. The words "highly compensated employee" shall mean an employee or a former employee who is highly compensated for a plan year as described in Section 414(q) of the Code, which is hereby incorporated by reference. A highly compensated employee is described for informational purposes herein as an employee during a plan year if either:

                                   DEFINITIONS
                                      2-11

          (a)       during the preceding plan year, he:

                    (i) was at any time a five percent (5%) or more actual or constructive owner of a member of the Controlled Group;

                    (ii) received Total Remuneration from the Controlled Group greater than Seventy-Five Thousand Dollars ($75,000.00) (plus any increase for cost of living after 1987 as determined by the Secretary of the Treasury or his delegate);

                    (iii) received Total Remuneration from the Controlled Group greater than Fifty Thousand Dollars ($50,000.00) (plus any increase for cost of living after 1987 as determined by the Secretary of the Treasury or his delegate) and was in the "top paid group" of employees of the Controlled Group for such plan year; or

                    (iv) was at any time an officer of a member of the Controlled Group and received Total Remuneration greater than Forty-Five Thousand Dollars ($45,000.00) or, if greater, fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code for such plan year (plus any increase for cost of living after 1987 as determined by the Secretary of the Treasury or his delegate); or

          (b)       during the current plan year, he either:

                    (i) was at any time a five percent (5%) or more actual or constructive owner of a member of the Controlled Group; or

                    (ii) was one of the one hundred (100) highest paid employees of the Controlled Group for the current plan year and meets the requirements of (a)(ii),
                              (a)(iii) or (a)(iv) above for the current plan year.

                For purposes of determining the members of the "top paid group" under subsection (a)(iii) above, an employee is a member of the top paid group for any plan year if for such plan year the employee is a member of a group consisting of the top paid twenty percent (20%) of employees of the Controlled Group ranked on the

                                   DEFINITIONS
                                      2-12
basis of Total Remuneration from the Controlled Group paid during the plan year. In determining the members of the top paid group, the following employees shall be excluded:

                (A) employees who have not completed six (6) months of service;

                (B) employees who normally work less than seventeen and one-half (17-1/2) hours per week;

                (C) employees who normally work during not more than six (6) months during any year;

                (D)        employees who have not attained age twenty-one
                           (21);

                (E) except to the extent provided in regulations, employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and a member of the Controlled Group; and

                (F) employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Controlled Group which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

The Company may elect (in such manner as may be provided by the Secretary of the Treasury or his delegate) to apply subsections (A), (B), (C), or (D) above by substituting a shorter period of service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or age (as the case may be) than that specified in such subsection.

                For purposes of determining the number and identity of "officers" in subsection (a)(iv) above:

                (1) The total number of employees treated as officers shall be limited to the lesser of:

                           (I)    fifty (50); or

                                   DEFINITIONS
                                      2-13

                    (II) the greater of three (3) employees or ten percent (10%) of all employees of the Controlled Group; but

          (2) If no employee would be described as an officer pursuant to subsection (a)(iv), the highest paid officer shall be treated as described in such subsection.

          A highly compensated former employee is described for informational purposes herein as a former employee if either:

          (a) such former employee was a highly compensated employee when such former employee terminated his employment; or

          (b) such former employee was a highly compensated employee at any time after attaining age fifty-five (55).

          If any individual is a member of the family of a five percent (5%) owner or of a highly compensated employee in the group consisting of the ten
(10) highly compensated employees paid the greatest Total Remuneration by the Controlled Group during the plan year, then for purposes of any Section of this Trust and Plan which uses the term highly compensated employee, (A) such individual shall not be considered a separate employee, and (B) any such Total Remuneration paid to such individual by the Controlled Group (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the highly compensated employee. For purposes of the foregoing, the word "family" shall mean, with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants. Notwithstanding the foregoing, for purposes of
Section 2.11(c) of this Trust and Plan, the word "family" shall

                                   DEFINITIONS
                                      2-14
only include the employee's spouse and lineal descendants under age nineteen (19).

          2.22 INTEGRATION LEVEL. The words "integration level" shall mean a percentage of the taxable wage base or other dollar amount, specified in Section
(18)(a) of the Adoption Agreement.

          2.23 LEASED EMPLOYEE. The words "Leased Employee" shall mean any individual (other than an employee of a Participating Company) who, pursuant to an agreement between the Participating Company and any leasing organization, has performed services for the Company or for the Participating Company and related persons, as determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one (1) year; provided, however, that such services are of a type historically performed by employees in the business field of the Participating Company. Contributions or benefits provided on behalf of a Leased Employee by the leasing organization which are attributable to services performed for the Participating Company shall be treated as provided by the Participating Company.

          A Leased employee shall not be considered an employee of a Participating Company if:

          (a) such employee is covered by a money purchase pension plan which provides the following:

                    (i) a nonintegrated employer contribution formula of at least ten percent (10%) of a participant's Total Remuneration, as defined in Section 2.39 hereof, together with amounts contributed on his behalf pursuant to a salary reduction agreement which are excludable from the employee's gross income pursuant to Sections 125, 402(a)(8), 402(h) or 403(b) of the Code;

                                   DEFINITIONS
                                      2-15

                    (ii) immediate participation in said money purchase pension plan; and

                    (iii) full and immediate vesting under said money purchase pension plan; and

          (b) Leased Employees do not constitute more than twenty percent (20%) of the Participating Company's nonhighly compensated employees.

          2.24 MILITARY SERVICE. The words "military service" shall mean duty in the Armed Forces of the United States, whether voluntary or involuntary, provided that the employee serves not more than one voluntary enlistment or tour of duty, and further provided that such voluntary enlistment or tour of duty does not follow involuntary duty.

          2.25 NET PROFITS. The words "net profits" shall mean the amount of net profit earned by a Participating Company during a particular taxable year or years of such Participating Company, as shown on the financial statements of such Participating Company and as calculated in accordance with generally accepted accounting principles, before provision for contributions hereunder for the current taxable year and before provision for any taxes based upon income.

          2.26 NORMAL RETIREMENT DATE. The words "normal retirement date" shall mean the date specified in Section (25) of the Adoption Agreement.

          2.27 OWNER-EMPLOYEE. The word "owner-employee" shall mean a sole proprietor or a partner who owns more than ten percent (10%) of either the capital or profits interest of a partnership.

                                   DEFINITIONS
                                      2-16

          2.28 PARTICIPANT. The word "participant" shall mean any person who becomes a participant in this Trust and Plan in accordance with Article IV hereof. A person shall cease to be a participant upon his termination of employment.

          2.29 PARTNER-EMPLOYEE. The word "partner-employee" shall mean a partner who owns ten percent (10%) or less of either the capital or profits interest of a partnership.

          2.30 PERMANENT AND TOTAL DISABILITY. The words "permanent and total disability" and "disability" shall have the meaning set forth in the definition below which has been specified in Section (27) of the Adoption Agreement.

          (a) SOCIAL SECURITY DEFINITION. Under this definition, "permanent and total disability" and "disability" shall mean any disability which entitles the participant to disability retirement benefits under the United States Social Security Act.

          (b) ALTERNATIVE DEFINITION. Under this definition, "permanent and total disability" and "disability" shall mean any disability which continuously disables and wholly prevents a participant from performing the duties of his occupation and which is expected to be of permanent duration, except that no participant shall be deemed to be permanently and totally disabled if such disability was (i) contracted, suffered or incurred while the participant was engaged in, or resulted from his having engaged in, a criminal act or enterprise or (ii) resulted from his habitual drunkenness or addiction to narcotics or
(iii) resulted from any intentionally self-inflicted injury.

                                   DEFINITIONS
                                      2-17

          2.31 PERSONAL ACCOUNTS. The words "personal accounts" shall mean pre-87 after tax accounts, post-86 after tax accounts, pre-87 IRA accounts and rollover accounts.

          2.32 PLAN YEAR. The words "plan year" shall mean the twelve (12) consecutive month period specified in Section (10) of the Adoption Agreement. Where the context so requires, "plan year" shall also mean the twelve (12) month period specified in Section (10) of the Adoption Agreement relating to a prior period or periods.

          2.33 QUALIFIED NONELECTIVE CONTRIBUTION. The words "qualified nonelective contribution" shall mean any special ADP contribution, together with any employer contribution and matching contribution which satisfies the requirements of Section 401(m)(4)(C) of the Code and regulations issued thereunder.

          2.34 RELATED EMPLOYER. The words "Related Employer" shall mean a corporation or other business organization which, when aggregated with any Participating Company, would be a single employer within the meaning of Sections 414(b), (c), (m) and (o) of the Code, if the phrase "more than fifty percent (50%)" is substituted for the phrase "at least eighty percent (80%)" where the latter phrase is applicable under such Sections, but in each case, only during the periods any such corporation or business organization would be so defined.

          2.35 RESTATEMENT DATE. The words "restatement date" shall mean the date, if any, specified in Section (8) of the Adoption Agreement.

                                   DEFINITIONS
                                      2-18

          2.36 SELF-EMPLOYED INDIVIDUAL. The words "self-employed individual" shall mean an individual who has earned income for the taxable year with respect to which the Trust and Plan is established, as well as an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

          2.37 TAXABLE WAGE BASE. The words "taxable wage base" shall mean, with respect to any plan year, the maximum amount of compensation which may be considered wages for said plan year under Section 3121(a) of the Code in effect as of the beginning of the plan year.

          2.38 TAXABLE YEAR. The words "taxable year" shall mean the annual accounting period of the Company, as specified in Section (9) of the Adoption Agreement.

          2.39 TOTAL REMUNERATION. The words "Total Remuneration" shall mean, for any participant, his Section 415 Compensation as defined in Section 2.11(a)(1) of this Trust and Plan which is paid to him by a Participating Company or any Related Employer.

          2.40 TRUST AND PLAN. The words "Trust and Plan" shall mean for each Participating Company this instrument, together with the Adoption Agreement, as originally executed, and as it or they may be amended from time to time.

          2.41 TRUSTEE. The word "Trustee" shall mean the Trustee designated pursuant to Section (37) of the Adoption Agreement and any successor Trustee or Trustees.

                                   DEFINITIONS
                                      2-19

          2.42 VESTED INTEREST. The words "vested interest" shall mean, with respect to any participant, (a) plus (b) minus (c) where:

          (a) equals the amount, if any, then credited to all pre-tax, special ADP, and distribution accounts maintained on his behalf;

          (b)       equals the sum of:

                    (i) the amount credited to his employer contribution and match accounts multiplied by his applicable Vested Percentage; plus

                    (ii) any distributions to the participant or withdrawals by the participant made from his employer contribution and match accounts since his earliest date of hire which has not been followed by five (5) consecutive One Year Breaks In Service, multiplied by his applicable Vested Percentage; and

          (c) equals the amount of any distributions to the participant or withdrawals by the participant made from his employer contribution and match accounts since his earliest date of hire which has not been followed by five (5) consecutive One Year Breaks In Service.

          2.43 VESTED PERCENTAGE. The words "Vested Percentage" shall mean for any participant the percentage determined on the basis of his number of years of vesting service in accordance with the vesting alternative specified in Sections
(20) and (21) of the Adoption Agreement. Notwithstanding any other provision of this Trust and Plan to the contrary, upon attainment of his normal retirement date and during all periods thereafter, a participant shall have a Vested Percentage of one hundred percent (100%).

          2.44 OTHER TERMS DEFINED. Other terms are defined elsewhere in this Trust and Plan and in the Adoption Agreement

                                   DEFINITIONS
                                      2-20
hereto.  Such terms and the locations of their definitions are:

          (a)    active participant                                    sec. 4.4, Plan
          (b)    Administrator                                         sec. 38, Ad.Ag.
          (c)    Adoption Date                                         sec. 1, Ad.Ag.
          (d)    aggregate limit                                       sec. 8.5, Plan
          (e)    alternate payee                                       sec. 22.1, Plan
          (f)    annual additions                                      sec. 24.1, Plan
          (g)    compensation                                          sec. 16, Ad.Ag.
          (h)    contribution percentage                               sec. 8.4, Plan
          (i)    Covered Employee                                      sec. 12, Ad.Ag.
          (j)    death beneficiary                                     sec. 17.4, Plan
          (k)    deferral percentage                                   sec. 8.3, Plan
          (l)    defined benefit plan fraction                         sec. 24.1, Plan
          (m)    defined contribution
                    plan fraction                                      sec. 24.1, Plan
          (n)    determination date                                    sec. 23.2, Plan
          (o)    domestic relations order                              sec. 22.1 Plan
          (p)    early retirement date                                 sec. 26, Ad.Ag.
          (q)    effective date                                        sec. 7, Ad.Ag.
          (r)    entry date                                            sec. 15, Ad.Ag.
          (s)    family member                                         sec. 2.21, Plan
          (t)    hour(s) of service                                    secs. 3.1, 3.2, Plan
          (u)    inactive participant                                  sec. 4.4, Plan
          (v)    key employee                                          sec. 23.2, Plan
          (w)    limitation year                                       sec. 11, Ad.Ag.
          (x)    match period                                          sec. 17(a)(ii), Ad.Ag.
          (y)    Maximum Permitted Disparity                           sec. 6.2(c), Plan
          (z)    non-key employee                                      sec. 23.2, Plan
         (aa)    normal retirement date                                sec. 25, Ad.Ag.
         (bb)    One Year Break In Service                             secs. 3.1, 3.2, Plan
         (cc)    Participating Company                                 sec. 6, Ad.Ag.
         (dd)    period of service                                     sec. 3.1, Plan
         (ee)    period of severance                                   sec. 3.1, Plan
         (ff)    permanent and total disability                        sec. 27, Ad.Ag.
         (gg)    permissive aggregation group                          sec. 23.2, Plan
         (hh)    Plan No.                                              sec. 3, Ad.Ag.
         (ii)    plan year                                             sec. 10, Ad.Ag.
         (jj)    Predecessor Plan                                      sec. 2, Ad.Ag.
         (kk)    present value                                         sec. 23.2, Plan;
                                                                       sec. 40(b), Ad.Ag.
         (ll)    Projected Annual Benefit                              sec. 24.1, Plan
         (mm)    qualified domestic relations
                    order                                              sec. 22.1, Plan
         (nn)    required aggregation group                            sec. 23.2, Plan
         (oo)    Related Companies                                     sec. 5, Ad.Ag.
         (pp)    restatement date                                      sec. 8, Ad.Ag.
         (qq)    Service                                               sec. 13, Ad.Ag.
         (rr)    Shareholder-Employee                                  sec. 12.4, Plan
         (ss)    Sponsor                                               sec. 43, Ad.Ag.
         (tt)    taxable year                                          sec. 9, Ad.Ag.
         (uu)    termination of employment                             secs. 3.1, 3.2, Plan

                                   DEFINITIONS
                                      2-21

          (vv)    top-heavy group                                         sec. 23.2, Plan
          (ww)    Trustee                                                 sec. 37, Ad.Ag.
          (xx)    valuation date                                          sec. 23.2, Plan;
                                                                          sec. 40(c), Ad.Ag.
          (yy)    Vested Percentage                                       secs. 20, 21, Ad.Ag.
          (zz)    vesting service                                         secs. 3.1, sec. 3.2, Plan,
                                                                          sec. 13(b), (22),
                                                                          Ad.Ag.
         (aaa)    year of service                                         secs. 3.1, 3.2, Plan

                                   DEFINITIONS
                                      2-22

                                   ARTICLE III
                                   -----------

                                     SERVICE
                                     -------

          3.1 SERVICE BASED ON THE ELAPSED TIME METHOD. If the Company shall elect, pursuant to Section (13) of the Adoption Agreement, to calculate service for purposes of this Trust and Plan based on the elapsed time method, the following definitions shall apply:

          (a) HOUR OF SERVICE. The words "hour of service" or "hour" shall mean for any employee an hour for which he is directly or indirectly paid or entitled to payment by a member of the Controlled Group for the performance of duties either as regular wages, salary or commissions or pursuant to an award or agreement requiring a member of the Controlled Group to pay back wages, irrespective of mitigation of damages.

          (b) ONE YEAR BREAK IN SERVICE. The words "One Year Break In Service" shall mean for any employee or former employee a twelve (12) month period of severance commencing on his termination of employment or any anniversary thereof.

          (c) PERIOD OF SERVICE. The words "period of service" shall mean for any employee any period during which he is or was employed by a member of the Controlled Group. Each such period shall be measured from his date of hire to the date of termination of employment which follows such date of hire.

          In addition, if any employee is rehired within twelve (12) months of:

                               ELAPSED TIME METHOD
                                       3-1

          (A)       the date of his termination of employment; or

          (B) if earlier, the first day of any period of leave of absence, layoff, or military service after the end of which the employee did not return to work for a member of the Controlled Group prior to his termination of employment, such employee's "period of service" shall include the period of severance measured from his date of termination of employment until his subsequent date of rehire.

          Two or more periods of service or periods of severance that are included in an employee's service and that contain fractions of a year (computed in months and days) shall be aggregated on the basis of twelve (12) months constituting a year and thirty (30) days constituting a month.

         (d) PERIOD OF SEVERANCE. The words "period of severance" shall mean, with respect to an employee or former employee, a period commencing on his termination of employment and ending on the date such employee is rehired by a member of the Controlled Group. In the event of the termination of employment of an employee, on or after the first day of the plan year which commenced or would have commenced during 1985, by reason of either:

          (i)       the pregnancy of such employee; or

         (ii)       the birth of a child of such employee; or

        (iii) the placement of a child with such employee in connection with the adoption of such child by such employee; or

         (iv) caring for such child for a period beginning immediately following such birth or placement;

                               ELAPSED TIME METHOD
                                       3-2
such employee's period of severance shall be deemed to have commenced on the first anniversary of the last day he actually performed services for a member of the Controlled Group. The Administrator may require any employee who is absent from work by reason of any such pregnancy, birth or placement to furnish to the Administrator such timely information as the Administrator may reasonably require to establish that the employee's absence from work was by reason of such pregnancy, birth or placement.

          (e) TERMINATION OF EMPLOYMENT. The words "termination of employment" shall mean for any employee the occurrence of any one of the following events:

          (i) he is discharged by a member of the Controlled Group unless he is subsequently reemployed and given pay back to his date of discharge;

         (ii) he voluntarily terminates employment with a member of the Controlled Group;

        (iii)       he retires from employment with a member of the Controlled
                    Group;

         (iv) he fails to return to work at the end of any leave of absence authorized by a member of the Controlled Group, or within ninety (90) days following such employee's release from military service or within any other period following military service in which his right to reemployment with a member of the Controlled Group is guaranteed by law, or within three (3) days after he has been recalled to work following a period of layoff;

          (v)       he has been continuously laid-off for six (6) months; or

         (vi) he fails to return to work after the cessation of disability income payments under any sick leave, short term disability program or long term disability program of a member of the Controlled Group.

                               ELAPSED TIME METHOD
                                       3-3

In the case of the occurrence of any event described in (iv) or (v) of this
Section 3.1(e), the date of such employee's termination of employment shall be deemed to be the earlier of (A) the first anniversary of the first day of any such period of leave of absence, layoff, or military service, or (B) the last day of any such period of leave of absence, layoff or military service.

          (f) VESTING SERVICE. The words "vesting service" shall mean, for any employee, the aggregate of all his periods of service, excluding any periods of service as the Company shall designate pursuant to Section (22) of the Adoption Agreement and excluding any period of service that a rehired employee had prior to his most recent termination of employment, determined as of such date of termination of employment pursuant to this Section 3.1(f), provided that:

          (i) such rehired employee did not have a vested interest under this Trust and Plan on such date of termination of employment;

         (ii) such rehired employee has had a period of severance which equals or exceeds five (5) years; and

        (iii) the period of such rehired employee's vesting service is less than or equal to his period of severance.

          (g) YEAR OF SERVICE. The words "year of service" shall mean for any employee a twelve (12) month period of service.

          3.2 SERVICE BASED ON THE HOURS METHOD. If the Company shall elect, pursuant to Section (13) of the Adoption Agreement,

                                  HOURS METHOD
                                       3-4
to calculate service for purposes of this Trust and Plan based on the hours method, the following definitions shall apply:

          (a) HOURS OF SERVICE. The words "hours of service" or "hours" shall mean for any employee the actual number of hours for which he is directly or indirectly paid or entitled to payment by a member of the Controlled Group for the performance of duties either as regular wages, salary or commissions, or for reasons other than the performance of duties such as vacation or holiday pay, and in either case, including payments pursuant to an award or agreement requiring a member of the Controlled Group to pay back wages, irrespective of mitigation of damages. Hours of service under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference. Notwithstanding the foregoing,

          (i) no employee shall be credited with more than 501 hours of service with respect to payments he receives or is entitled to receive during any single continuous period during which he performs no services for a member of the Controlled Group (irrespective of whether he has terminated employment) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence;

         (ii) no employee shall be credited with hours of service with respect to payments he receives or is entitled to receive during a period when he performs no services for a member of the Controlled Group under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, disability insurance or Federal Social Security laws; and

        (iii) no employee or former employee shall be credited with hours of service with respect to payments he

                                  HOURS METHOD
                                       3-5
                    receives or is entitled to receive under a pension benefit plan to which a member of the Controlled Group has contributed during a period when he performs no services for a member of the Controlled Group.

               (b) ONE YEAR BREAK IN SERVICE. The words "One Year Break In Service" shall mean for any employee or former employee a plan year, ending after his termination of employment, during which the employee or former employee did not complete more than five hundred (500) hours of service for a member of the Controlled Group. Notwithstanding the foregoing provisions of this
Section 3.2(b), in the event any employee is absent from work, on or after the first day of the plan year which commenced in 1985, by reason of either:

               (i)       the pregnancy of such employee; or

              (ii)       the birth of a child of such employee; or

             (iii) the placement of a child with such employee in connection with the adoption of such child by such employee; or

              (iv) caring for such child for a period beginning immediately following such birth or placement;

such employee shall, solely for the purposes of determining whether such employee has incurred a One Year Break In Service pursuant to this Section 3.2(b), be credited either with the hours of service which otherwise would normally have been credited to such employee but for such absence or, in any case in which the Administrator is unable to determine the hours described in the preceding clause, eight (8) hours per day of such absence; provided, however, that the total number of hours of service which an employee may be credited with by reason of

                                  HOURS METHOD
                                       3-6
any such pregnancy, birth or placement shall not exceed five hundred one (501) hours. An employee shall be credited with the hours of service described in the preceding sentence only in the plan year in which the absence from work begins if the employee would be prevented from incurring a One Year Break In Service in such plan year solely because the employee is credited with hours of service pursuant to the preceding sentence or, in any other case, in the immediately following plan year. The Administrator may require any employee who is absent from work because of any such pregnancy, birth or placement to furnish to the Administrator such timely information as the Administrator may reasonably require to establish both that the employee's absence from work is because of such pregnancy, birth or placement and the number of days during which the employee was absent because of such pregnancy, birth or placement.

          (c) TERMINATION OF EMPLOYMENT. The words "termination of employment" shall mean for any employee the occurrence of any one of the following events:

          (i) he is discharged by a member of the Controlled Group unless he is subsequently reemployed and given pay back to his date of discharge;

          (ii) he voluntarily terminates employment with a member of the Controlled Group;

          (iii)     he retires from employment with a member of the Controlled
                    Group;

          (iv) he fails to return to work at the end of any leave of absence authorized by a member of the Controlled Group, or within ninety (90) days following such employee's release from military service or within any other period following military service in which his right to

                                  HOURS METHOD
                                       3-7
                    reemployment with a member of the Controlled Group is guaranteed by law, or within three (3) days after he has been recalled to work following a period of layoff;

          (v)       he has been continuously laid-off for six (6) months; or

          (vi) he fails to return to work after the cessation of disability income payments under any sick leave, short term disability program or long term disability program of a member of the Controlled Group.

In the case of the occurrence of any event described in (iv) or (v) of this
Section 3.2(c), the date of such employee's termination of employment shall be deemed to be the first day of any such period of leave of absence, layoff, or military service.

          (d) VESTING SERVICE. The words "vesting service" shall mean for any employee the number of plan years during which the employee has been or was previously employed by a member of the Controlled Group, excluding any plan years during which the employee does not complete at least one thousand (1,000) hours of service for a member of the Controlled Group, excluding such plan years are specified in Section (22) of the Adoption Agreement and excluding any years of vesting service which a rehired employee had prior to the date of his most recent termination of employment, determined as of such date of termination of employment pursuant to this Section 3.2(d), provided that:

          (i) such rehired employee did not have a vested interest under this Trust and Plan on such date of termination of employment;

          (ii) such rehired employee has had at least five (5) consecutive One Year Breaks In Service since the last day of such vesting service; and

                                  HOURS METHOD
                                       3-8

          (iii) the number of years of such rehired employee's vesting service is less than or equal to the number of consecutive One Year Breaks In Service which he had after the last day of such vesting service.

                (e) YEAR OF SERVICE. The words "year of service" shall mean for any employee a twelve (12) month period commencing on such employee's date of hire or on the first day of any plan year commencing thereafter during which the employee has been or was previously employed by a member of the Controlled Group, excluding any such years of service during which the employee completed less than one thousand (1,000) hours of service for a member of the Controlled Group.

                For purposes of determining a "year of service," pursuant to this Section 3.2(e), the initial twelve (12) month period measured from an employee's date of hire shall overlap the first plan year following his date of hire. Thus, if an employee completes at least one thousand (1,000) hours of service during both the initial twelve (12) month period and the overlapping plan year, he shall be deemed to have two (2) years of service as of the last day of such plan year.

                3.3 SERVICE WITH PREDECESSOR EMPLOYER. Unless otherwise excluded pursuant to the Company's election in Section (22) of the Adoption Agreement, service with a predecessor employer prior to the acquisition by the Controlled Group of such predecessor employer shall be treated as service for the Controlled Group. Notwithstanding a contrary election in Section (22) of the Adoption Agreement, however, if the pre-

                                  HOURS METHOD
                                       3-9
decessor employer maintained a qualified plan at any time within five (5) years prior to the adoption of this Trust and Plan, service with a predecessor employer must be treated as service for the Controlled Group.

                                  HOURS METHOD
                                      3-10

                                   ARTICLE IV
                                   ----------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

                4.1 ELIGIBILITY REQUIREMENTS. Each Covered Employee shall be eligible to become a participant under this Trust and Plan when he has met the eligibility requirements set forth in Section (14) of the Adoption Agreement.

                4.2 ENTRY DATE. Every Covered Employee who may become eligible to participate in this Trust and Plan shall automatically become a participant as of the entry date, as set forth in Section (15) of the Adoption Agreement, coinciding with or next following his eligibility, provided he remains a Covered Employee on such entry date.

                4.3 REEMPLOYMENT. In the event that a member of the Controlled Group shall reemploy a former participant, such former participant shall automatically become a participant in this Trust and Plan on his date of rehire. In the event that a member of the Controlled Group shall reemploy a former employee who was not a participant during his previous period of employment, such employee must satisfy the requirements set forth in Section 4.1 hereof and Section (14) of the Adoption Agreement before he shall become eligible to participate in this Trust and Plan.

                4.4 ACTIVE AND INACTIVE PARTICIPANTS. A participant will be considered to be an active participant during any period he is a Covered Employee. If a participant ceases to be a Covered Employee but continues to be an employee of a member of

                                   ELIGIBILITY
                                       4-1
the Controlled Group, he will be an inactive participant during such period of employment. An inactive participant who again becomes a Covered Employee shall participate in the Trust and Plan immediately upon this change in status.

                                   ELIGIBILITY
                                       4-2

                                    ARTICLE V
                                    ---------

                              PRE-TAX CONTRIBUTIONS
                              ---------------------

                5.1 ELECTION OF PRE-TAX CONTRIBUTIONS. If Section (17)(b) of the Adoption Agreement permits pre-tax contributions, then, pursuant to a salary reduction agreement, an active participant may elect that a stated portion of his unpaid compensation for a plan year be paid by a Participating Company to the Trustee hereunder and be treated as a contribution by the Participating Company. A participant's election hereunder shall be in writing and shall be conditioned upon:

          (a) his right to defer the imposition of federal income tax on such deferred compensation until a subsequent distribution of such amount under this Trust and Plan; and

          (b) the Participating Company's right to deduct such amount for federal income tax purposes before taking into account any contributions made by the Participating Company under
                    Article VI hereof and after taking into account any contributions made by the Participating Company under any other pension, profit sharing or stock bonus plans maintained by the Participating Company which meet the requirements of Section 401(a) of the Code.

                5.2 LIMITATIONS ON PRE-TAX CONTRIBUTIONS. The Administrator may, from time to time, establish minimum and maximum limits for the amount of pre-tax contributions that participants can make under this Trust and Plan. The Administrator may establish maximum limitations which apply solely to highly compensated employees. Any limitation, whether a maximum or a minimum, can be either a stated dollar amount or a stated percentage of compensation.

                              PRE-TAX CONTRIBUTIONS
                                      5-1

                5.3 CHANGES IN ELECTIONS. An election made by a participant pursuant to Section 5.1 hereof shall continue in effect until changed or revoked, notwithstanding any changes in the amount of such participant's compensation. A participant may change the portion of his compensation to be contributed to this Trust and Plan or suspend his contributions to this Trust and Plan pursuant to Section 5.1 hereof at least one (1) time in each plan year, at such times as the Company shall permit. A participant shall change or suspend his election by providing such notice to the Administrator as the Administrator, in its sole discretion, shall require.

                5.4 PAYMENT TO TRUSTEE. All pre-tax contributions made by a participant pursuant to Section 5.1 above shall be paid to the Trustee in cash as soon as reasonably possible after the reduction in the compensation of the participant. In any event, such amounts shall be paid to the Trustee not later than ninety (90) days after such compensation reductions are made.

                5.5 PRE-TAX ACCOUNTS. Any amounts contributed by a Participating Company pursuant to a participant's election under Section 5.1 above shall be held by the Trustee as a part of the Trust Fund created under this Trust and Plan, shall be specifically allocated to a pre-tax account for the benefit of such participant and shall be invested and reinvested, valued and administered in accordance with the terms of this Trust and Plan. Any amounts credited to a participant's pre-tax account shall be fully vested and nonforfeitable at all times.

                              PRE-TAX CONTRIBUTIONS
                                       5-2

                5.6 SUSPENSION OF PRE-TAX CONTRIBUTIONS. In the event a participant receives a distribution from his pre-tax account as a result of hardship as described in Article XIV, such participant's pre-tax contributions under Section 5.1 above shall be suspended for a twelve (12) month period after his receipt of such hardship distribution. In addition, for the taxable year of the participant immediately following the participant's taxable year during which said hardship distribution occurs, such participant shall be barred from making pre-tax contributions in excess of (a) minus (b) below, where:

          (a) equals Seven Thousand Dollars ($7,000.00) (plus any cost of living increase after 1987 allowable under Section 402(g) of the Code for such immediately following taxable year of the participant); and

          (b) equals the amount of such participant's pre-tax contributions for the participant's taxable year during which said hardship distribution is made.

                              PRE-TAX CONTRIBUTIONS
                                       5-3

                                   ARTICLE VI
                                   ----------

                       PARTICIPATING COMPANY CONTRIBUTIONS
                       -----------------------------------

                6.1 TYPES OF CONTRIBUTIONS. For each plan year ending after the effective date, a Participating Company shall make a contribution in cash or other property, in addition to the pre-tax contributions described in Article V hereof, to the extent required or permitted by Section (17) of the Adoption Agreement. Discretionary Contributions shall be made from current net profits; provided, however, that, effective for any plan year commencing on or after January 1, 1986, if the Participating Company has no net profits for the taxable year which includes the last day of the plan year for which such contribution is to be made, it may nonetheless make a discretionary contribution if it is specifically approved by its Board. At the time the Participating Company pays the contribution to the Trustee, it shall notify the Trustee of the type of the contribution, or portions thereof, from among the following listed categories:

          (a) a profit sharing contribution or money purchase contribution to be allocated among the employer contribution accounts of eligible participants in accordance with Section 6.2 hereof;

          (b) a matching contribution to be allocated among the match accounts of eligible contributing participants in accordance with Section 6.3 hereof; and

          (c) a special ADP contribution to be allocated among the special ADP accounts of eligible non-highly compensated participants in accordance with Section 6.4 hereof.

                              COMPANY CONTRIBUTIONS
                                       6-1

                6.2 EMPLOYER CONTRIBUTIONS. If Section (17)(a) of the Adoption Agreement provides for profit sharing or money purchase contributions, any such contributions by the Participating Companies shall be allocated among the employer contribution accounts of all participants who were active participants during the plan year, excluding any participants described in Section (19) of the Adoption Agreement. Such contributions shall be allocated in the manner specified in Section (18) of the Adoption Agreement as follows:

                (a) RELATIVE COMPENSATION. Under the relative compensation method, such contributions shall be allocated to the employer contribution account of each participant eligible to receive an allocation pursuant to this
Section 6.2 in an amount equal to that portion of the contribution which bears the same relationship to such contribution as such participant's compensation during the plan year bears to the total compensation of all such participants during such plan year.

                (b) INTEGRATION METHOD. Under the integration method, such contribution shall be allocated to the employer contribution accounts of each participant eligible to receive an allocation pursuant to this Section 6.2 as follows:

          (i) contributions shall be allocated among participants in the ratio that the sum of each participant's compensation and compensation in excess of the Integration Level selected in Section (18) of the Adoption Agreement bears to the sum of all participants' compensation and compensation in excess of the Integration Level, but not in excess of the Maximum Permitted Disparity Rate determined as follows:


                              COMPANY CONTRIBUTIONS
                                       6-2

                                   Integration Level
                               Specified in Section (18)
                               Of The Adoption Agreement                        Maximum
                                As A Percentage of The                         Permitted
                                   Taxable Wage Base                           Disparity
                               -------------------------                       ---------
                                       0% To 20%                                  5.7%
                                     20.1% To 80%                                 4.3%
                                    80.1% To 99.9%                                5.4%
                                         100%                                     5.7%

          (ii) the balance of the employer contribution of the Participating Companies shall be allocated among such participants in the ratio of their respective compensation.

           (c) PER CAPITA METHOD. Under the per capita method, such contributions shall be allocated in equal amounts to the employer contribution account of each participant eligible to receive an allocation pursuant to this
Section 6.2.

           (d) HOURS WORKED METHOD. Under the hours worked method, such contributions shall be allocated to the employer contribution accounts of participants eligible to receive an allocation pursuant to this Section 6.2 in proportion to the hours of service, as defined in Section 3.1(a) of this Trust and Plan, actually worked by each such eligible participant.

           6.3 MATCHING CONTRIBUTIONS. If Section (17)(a) of the Adoption Agreement so provides, each Participating Company may make a matching contribution to this Trust and Plan for each period specified in Section (17)(a) of the Adoption Agreement. Such matching contribution, if any, shall be allocated to the match account of each participant on whose behalf it is made.

           6.4 SPECIAL ADP CONTRIBUTION. If Section (17)(a) of the Adoption Agreement so provides, a Participating Company may make a

                              COMPANY CONTRIBUTIONS
                                       6-3
special ADP contribution to this Trust and Plan for any plan year. The amount of such special contribution shall be determined by the Company from time to time. Such amount, if any, shall be allocated to the special ADP accounts of some or all of the participants who are not highly compensated employees in such manner as the Company shall designate at the time any such special ADP contribution is made to this Trust and Plan.

           6.5 PAYMENT TO TRUSTEE. The Participating Companies shall make the contributions specified in Section 6.1 hereof, in cash or other property, to the Trustee not later than the last day upon which they may make contributions under this Trust and Plan and secure under the Code deductions of such contributions in the computation of their federal income taxes for the taxable years which include the last day of the plan year for which such contributions are made.

           6.6 ACCOUNTS. Any amounts contributed by the Participating Companies pursuant to this Article VI shall be held by the Trustee as a part of the Trust Fund created under this Trust and Plan, shall be specifically allocated to the eligible participants' employer contribution accounts, match accounts or special ADP accounts, as hereinbefore provided, for the benefit of such participants and shall be invested and reinvested, valued and administered in accordance with the terms of this Trust and Plan. Any amounts credited to a participant's employer contribution and match accounts shall be subject to the vesting schedules described in Sections (20) or (21) of the Adoption Agreement as appropriate.

                              COMPANY CONTRIBUTIONS
                                       6-4

Any amounts credited to a participant's special ADP account shall be fully vested and nonforfeitable at all times.

                              COMPANY CONTRIBUTIONS
                                       6-5

                                   ARTICLE VII
                                   -----------

                             AFTER TAX CONTRIBUTIONS
                             -----------------------

                  7.1 AMOUNT OF AFTER TAX CONTRIBUTIONS. If permitted by Section
(17)(c) of the Adoption Agreement, then pursuant to uniform rules and procedures promulgated by the Administrator, an active participant may voluntarily make after tax contributions to the Trust Fund created under this Trust and Plan. After tax contributions may either be a stated percentage of the participant's compensation or a stated dollar amount and can be made by either payroll deduction or a cash payment from the participant to the Trustee. After tax contributions shall be permitted hereunder only if pre-tax contributions are permitted pursuant to Section (17)(b) of the Adoption Agreement.

                  7.2 CHANGES IN PAYROLL DEDUCTIONS. If after tax contributions are made by payroll deduction, the percentage designated by the participant shall continue in effect until revoked or changed by such participant notwithstanding any change in the amount of such participant's compensation. A participant may change the portion of his compensation to be contributed to this Trust and Plan or suspend his contributions to this Trust and Plan pursuant to
Section 7.1 hereof at least one (1) time in each plan year, at such times as the Company shall permit. A participant shall change or suspend his election by providing such notice to the Administrator as the Administrator, in its sole discretion, shall require.

                             AFTER TAX CONTRIBUTIONS
                                       7-1

                  7.3 PAYMENT TO TRUSTEE. The Participating Companies shall pay in cash to the Trustee all amounts deducted from the compensation of a participant as after tax contributions as soon as reasonably possible after such deductions are made but in no event more than ninety (90) days after the deductions are made.

                  7.4 AFTER TAX ACCOUNTS. Any after tax contributions made by a participant shall be credited to a post-86 after tax account for the benefit of such participant. After tax contributions made prior to January 1, 1987, if any, shall be credited to the participant's pre-87 after tax accounts which shall not be credited with any after tax contributions made subsequent to December 31, 1986. Any amounts credited to a participant's after tax accounts shall be fully vested and nonforfeitable at all times.

                  7.5 DEDUCTIBLE VOLUNTARY CONTRIBUTIONS. The Plan Administrator shall not accept any deductible voluntary contributions hereunder; provided, however, that any such contributions made to a Predecessor Plan prior to January 1, 1987, shall be maintained in a separate pre-87 IRA account which shall be fully vested and nonforfeitable at all times. Such account shall share in the income, gains and losses of the Trust Fund as provided in Article XI hereof. No part of such account shall be used to purchase life insurance pursuant to
Article X hereof.

                             AFTER TAX CONTRIBUTIONS
                                       7-2

                                  ARTICLE VIII
                                  ------------

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
                  --------------------------------------------

                8.1 CONTRIBUTIONS ARE SUBJECT TO LIMITATIONS. The amount and allocation of contributions and the allocation of forfeitures under this Trust and Plan shall be subject to several limitations. Those limitations shall be as follows:

               (a) Pre-tax contributions made to the Trust and Plan pursuant to a participant's election under Article V of the Trust and Plan shall be subject to the individual dollar limit described in Section 8.2 hereof;

               (b) Pre-tax contributions made to the Trust and Plan pursuant to a participant's election under Article V of the Trust and Plan plus, to the extent elected by the Company, any qualified nonelective contributions shall be subject to the deferral percentage limit set forth in Section 8.3 hereof;

               (c) Matching contributions, other than qualified nonelective contributions used in the deferral percentage test set forth in Section 8.3 hereof, and after tax contributions made to the Trust and Plan shall be subject to the contribution percentage limit set forth in Section 8.4 hereof;

               (d) The contributions described in paragraphs (b) and (c) above shall be subject to the limit on "multiple use" set forth in
                    Section 8.5 hereof;

               (e) All contributions made pursuant to Articles V and VI of the Trust and Plan, in the aggregate, shall be subject to the deductibility limit set forth in Section 8.6 hereof; and

               (f) The allocation of all of the foregoing contributions and the allocation of all forfeitures, in the aggregate, shall be subject to the limitation on annual additions set forth in
                    Article XXIV hereof.

                8.2 THE DOLLAR LIMIT. Effective January 1, 1987, pre-tax contributions under Article V of the Trust and Plan with

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-1
respect to the taxable year of a participant made pursuant to a participant's election plus similar amounts contributed on a similar basis by any other employer (whether or not related to the Participating Companies) required by law to be aggregated with such contributions under this Trust and Plan shall not exceed Seven Thousand Dollars ($7,000.00), plus any increase for cost-of-living after 1987 as determined pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code.

                  In the event that the contributions made pursuant to Section
5.1 of the Trust and Plan for a participant's taxable year exceed such limit, or in the event that the Administrator shall receive notice from a participant by the March 1 next following the close of a participant's taxable year that the contributions on behalf of the participant under Section 5.1 hereof, together with similar contributions under plans of other employers shall have exceeded such limit, the Administrator shall cause the amount of excess contributions, together with any earnings allocable to such excess contributions, to be refunded to the participant by the following April 15th. The amount of any such refund shall be debited to the participant's pre-tax account.

                  8.3 DEFERRAL PERCENTAGE LIMIT. For any plan year commencing on or after January 1, 1987, the contributions described in Section 8.1(b) above shall be limited so that the average deferral percentage for the highly compensated participants shall not exceed an amount determined based upon the average deferral

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-2
percentage for the participants who are not highly compensated participants, as follows:

                     (A)                                                         (B)
                Average Deferral                                          Limit on Average
                Percentage for                                            Deferral Percentage
                Participants who                                          for Highly Compensated
                are not Highly                                            Participants
                Compensated                                               ----------------------
                ----------------
                Less than 2%                                              2 times Column (A)
                2% or more but less than 8%                               Column (A) plus 2%
                8% or more                                                1.25 times Column (A)

                For purposes of the foregoing, the "deferral percentage" for a participant for any plan year shall equal a fraction:

               (a)  the numerator of which shall equal the total of (i) plus
                    (ii), where:

                    (i) equals the total of the contributions made on his behalf for such plan year pursuant to Article V hereof; and

                    (ii) equals, to the extent elected by the Company, the
                         qualified nonelective contributions made on his behalf for such plan year pursuant to Article VI hereof; and

               (b)  the denominator of which shall equal the sum of (i) plus
                    (ii) plus (iii), where:

                    (i) equals his compensation for such plan year as defined in any manner described in Section 2.11(a) hereof (or 2.11(d) hereof if applicable) applied consistently to all participants, subject to the limitation set forth in Section 2.11(c) hereof, but not reduced by any amount referred to in Section 2.11(b)(ii), regardless of the Company's election in the Adoption Agreement; and

                    (ii) equals the pre-tax contributions made on his behalf
                         pursuant to Article V for such plan year; and

                    (iii) equals other amounts excludable from gross income
                         under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-3

                The Company shall maintain adequate records to demonstrate compliance with the deferral percentage limits described in this Section 8.3, including the extent to which qualified nonelective contributions are taken into account.

                8.4 CONTRIBUTION PERCENTAGE LIMIT. For any plan year commencing on or after January 1, 1987, the contributions described in Section 8.1(c) above shall be limited so that the average contribution percentage for the highly compensated participants shall not exceed an amount determined based upon the average contribution percentage for the participants who are not highly compensated participants in accordance with the table set forth in Section 8.3 hereof. For purposes of the foregoing, the "contribution percentage" for a participant for any plan year shall equal a fraction:

               (a) the numerator of which shall equal the contributions described in Section 8.1(c) above; and

               (b)  the denominator of which shall equal the total of (i) plus
                    (ii) plus (iii), where:

                    (i) equals his compensation for such plan year as defined in any manner described in Section 2.11(a) hereof (or 2.11(d) hereof if applicable) applied consistently to all participants, subject to the limitation set forth in Section 2.11(c) hereof, but not reduced by any amount referred to in Section 2.11(b)(ii), regardless of the Company's election in the Adoption Agreement; and

                    (ii) equals the pre-tax contributions made on his behalf
                         pursuant to Section 5.1 hereof for such plan year; and

                    (iii) equals other amounts excludable from gross income
                         under Sections 125, 402(a)(8), 402(h) and 403(b) of the Code.

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-4

If, for any plan year, the Trust and Plan satisfies the requirements of Section
8.3 hereof, then the Company may elect, in such manner as the Secretary of the Treasury or his delegate may provide, to take into account as additional amounts for purposes of this Section 8.4, amounts contributed to the Trust and Plan pursuant to a participant's election under Section 5.1 hereof and qualified nonelective contributions made hereunder.

                  8.5 MULTIPLE USE. If the sum of the deferral percentage and the contribution percentage for one or more highly compensated employees exceeds the aggregate limit, the contribution percentage for such employee or employees shall be reduced (beginning with such highly compensated employee whose contribution percentage is highest) so that the aggregate limit is not exceeded. The amount by which each highly compensated employee's contribution percentage is reduced shall be treated as an excess contribution. The deferral percentage and contribution percentage of the highly compensated employees shall be determined after any corrections are made to meet the deferral percentage and contribution percentage limits. Multiple use does not occur if neither the average deferral percentage nor the average contribution percentage of the highly compensated employees exceeds one and twenty-five hundredths (1.25) multiplied by the corresponding average deferral percentage or average contribution percentage of the non-highly compensated employees.

                  For purposes of this Section 8.5, the words "aggregate limit" shall mean the greater of (a) or (b), where:

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-5

          (a)  equals the sum of:

               (i) one and twenty-five hundredths (1.25) times the greater of the deferral percentage or the contribution percentage for the non-highly compensated employees; and

               (ii) two (2) percentage points plus the lesser of the deferral percentage or the contribution percentage for the non-highly compensated employees; and

          (b)  equals the sum of:

               (i) one and twenty-five hundredths (1.25) times the lesser of the deferral percentage or the contribution percentage for the non-highly compensated employees; and

               (ii) two (2) percentage points plus the greater of the deferral percentage or the contribution percentage for the non-highly compensated employees.

In no event, however, shall the amounts set forth in (a)(ii) and (b)(ii) above exceed twice the greater of the deferral percentage or the contribution percentage for the non-highly compensated employees.

        8.6 DEDUCTIBILITY LIMIT. In no event shall the amount of all contributions by a Participating Company pursuant to Article VI hereof, together with all amounts contributed by the Participating Companies to the Trustee pursuant to participants' elections under Section 5.1 hereof, exceed the maximum amount allowable as a deduction under Section 404(a)(3) of the Code unless specifically authorized by the Board of the Participating Company and all such contributions are hereby expressly conditioned on their deductibility. This limitation shall not apply to contributions which may be required in order to provide the minimum

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-6
contributions described in Article XXIII for any plan year in which this Trust and Plan is top-heavy. Nor shall this limitation apply to contributions which may be required in order to recredit the account of any rehired participant whose account is to be recredited with previously forfeited amounts as described in Section 15.6 hereof.

                  8.7 CORRECTING EXCESS CONTRIBUTIONS. In the event that the limitations set forth in Sections 8.2, 8.3, 8.4 or 8.5 shall be exceeded, the Administrator shall take action to reduce future contributions made pursuant to Sections 5.1 and 7.1 and Article VI hereof as appropriate. Such action may include a reduction in the future rate of deferral pursuant to Section 5.1 hereof or after tax contributions pursuant to Section 7.1 hereof of any highly compensated participant pursuant to any legally permissible procedure. Effective for the first plan year commencing on or after January 1, 1987, in the event that such action shall fail to prevent the excess, prior contributions made pursuant to Section 5.1 or 7.1 hereof, plus any income and minus any loss allocable thereto to the date of distribution, shall be distributed to the affected highly compensated participants no later than two and one-half (2-1/2) months following the end of the plan year in which such contributions were made. If such excess amounts are not distributed within said two and one-half (2-1/2) month period, a ten percent (10%) excise tax on such excess amount shall be imposed on the Participating Company employing such highly compensated participants. Distributions of excess contributions shall be made

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-7
to highly compensated participants on the basis of the respective portions of such contributions attributable to such participants. Excess contributions shall be allocated to participants who are subject to the family aggregation rules of
Section 414(q)(6) of the Code in the manner prescribed by Treasury Regulations. Excess contributions shall be treated as annual additions under Article XXIV of the Trust and Plan.

                  For purposes of adjusting excess contributions to take into account income and losses to the date of distribution, the income or loss shall be equal to the sum of:

                  (a) income or loss for the plan year allocable to the account to which the excess was allocated multiplied by a fraction, the numerator of which is the excess contributions credited to such account for the plan year and the denominator is the total account balance without regard to any income or loss occurring during such plan year; and

                  (b) ten percent (10%) of the amount determined under (a) above multiplied by the number of whole calendar months between the end of the plan year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

                          LIMITATIONS ON CONTRIBUTIONS
                                       8-8

                                   ARTICLE IX
                                   ----------

                  INVESTMENT FUNDS AND DIRECTION OF INVESTMENT
                  --------------------------------------------

                  9.1 PARTICIPANT DIRECTION OF INVESTMENTS. The Company may direct that participants, former participants and beneficiaries be permitted to direct the investment of all or certain of their accounts under the Trust and Plan in such media, whether limited or unlimited, as shall be designated by the Company, from time to time, subject to the limitations hereinafter set forth in this Article IX. Any direction of the Company pursuant to this Section 9.1, shall apply to all participants, former participants and beneficiaries in a uniform and nondiscriminatory manner. In the event the Company directs that participants be permitted to direct the investment of certain of their accounts, the Company shall notify the participants, former participants and beneficiaries of such fact.

                  9.2 INVESTMENT FUNDS. The investment funds which may be selected by the Company shall include, but not be limited to, the following:

                  (a)      Money Market Funds;

                  (b)      Mutual Funds;

                  (c)      Equity Funds;

                  (d)      Fixed Income Funds;

                  (e)      Any pooled investment fund established by a bank;

                  (f)      Any insurance company's general account; and

                  (g) Any special account established and maintained by any insurance company.

                                INVESTMENT FUNDS
                                       9-1

The Company shall have the sole discretion to determine the number of investment funds to be maintained hereunder and the nature of the funds and may change or eliminate the funds from time to time.

                  9.3 PROCEDURES FOR DIRECTION OF INVESTMENT. If the Company so permits under Section 9.1 above, a participant, former participant or beneficiary, by written direction to the Trustee, shall direct the investment of amounts contributed on his behalf in the pooled investment funds and/or mutual funds and/or group annuity contracts described in Section 9.2 and in such other funds as may be established by the Company hereunder; provided, however, that any such individual's investment selections shall be made in accordance with such rules as are established by the Administrator from time to time in its sole discretion. Any rules established by the Administrator pursuant to this Section
9.3 shall apply to all participants, former participants and beneficiaries in a uniform and nondiscriminatory manner.

                  9.4 INITIAL DIRECTION AND CHANGES OF DIRECTION OF INVESTMENT. All directions as to the investment of his accounts by a participant, former participant or beneficiary shall be deemed to be continuing directions until they shall have been changed. To the extent that any participant, former participant or beneficiary fails to give investment directions to the Trustee, amounts credited to his accounts shall be invested in accordance with the Trustee's direction. A participant, former participant or beneficiary may change his direction of investment at such times and upon such notice as the Administrator, from time to time, may

                                INVESTMENT FUNDS
                                       9-2
designate. Each participant, former participant or beneficiary shall indicate whether any change in investment direction shall apply only to contributions made to this Trust and Plan on his behalf following such change or whether such change shall also operate to change the investment of amounts already credited to his accounts.

                  9.5 VALUATION OF INVESTMENT FUNDS. Any investment fund established pursuant to this Article IX shall be valued and adjusted according to the procedures set forth in Article XI hereof as a separate Trust Fund. It is intended that this Section 9.5 operate to adjust each investment fund to reflect all income attributable to each such fund and changes in the value of each such fund's assets, as the case may be, as of any valuation date.

                  9.6 DIRECTION OF INVESTMENTS NOT PERMITTED. If the Company does not permit individual direction of investment pursuant to Section 9.1 hereof, the investment of the accounts of participants, former participants and beneficiaries shall be determined by the Trustee or an Investment Manager pursuant to Article XX hereof.

                                INVESTMENT FUNDS
                                       9-3

                                    ARTICLE X
                                    ---------

                               INSURANCE CONTRACTS
                               -------------------

                10.1 PURCHASE OF INSURANCE CONTRACTS. If permitted under Section
(31) of the Adoption Agreement, then the Administrator shall purchase on behalf of any active participant who directs either the Trustee to purchase for his benefit or any participant who is designated by the Company an endowment or life insurance contract or contracts from such insurance company or companies in such amounts (subject to the limitations specified in this Article X) and in such form as such participant or the Company, as the case may be, may determine. The proceeds upon the maturity, in whole or in part, of any of contract or contracts, due to the death of a participant, shall be for the benefit of the beneficiaries of such participant as to whom the maturity occurs, subject to the other provisions of this Trust and Plan, specifically including the spousal consent requirements of Article XVII hereof to the extent legally applicable or as required by the Administrator. The contract or contracts shall be issued in the name of the Trustee who shall retain, until their maturity by death of a participant or disposition under the terms of this Trust and Plan, all incidents of ownership therein. The proceeds of said contract or contracts payable on the death of a participant shall be paid directly to the death beneficiary determined under Article XVII hereof and the Administrator shall execute such forms or designations as shall be required by the insurance company to comply with this sentence.

                                    INSURANCE
                                      10-1

The premium on any such contract or contracts purchased for a participant's benefit shall be paid from the amounts credited to such participant's accounts, other than his pre-87 IRA account, which accounts shall be debited by the amount of premiums so paid. In no event shall the aggregate of the entire amounts paid for term life insurance plus fifty percent (50%) of the amounts paid for ordinary life insurance contracts for any participant be as much as twenty-five percent (25%) of the aggregate of contributions which have been allocated to his accounts, other than his pre-87 IRA account, if any, since the date he first became a participant.

                10.2 PREMIUM PAYMENTS. All contracts purchased shall contain such provisions against alienation and levying thereon as the Administrator may deem appropriate and shall be procurable. Premium payments for such insurance shall be on a single premium or level premium basis and premium payments shall be charged against the participant's accounts, other than his pre-87 IRA account, if any, as of the date of payment.

                10.3 ACCUMULATION OF DIVIDENDS, ETC. During the time any contract is held under the provisions of the Trust and Plan, any dividends, endowments or returns of premium payable under such contract shall be accumulated at interest under such contract or the participant, in his discretion, may direct the Trustee to instruct the insurance company to apply any dividends, endowments or returns of premium accumulated under the contract to the payment of any premium or the purchase of paid-up additions.

                                    INSURANCE
                                      10-2

                10.4 INSUFFICIENT FUNDS FOR PAYING PREMIUMS. When, on an allocation date, the premium or premiums then due on all contracts held by the Trustee for the benefit of any participant shall exceed the amount in or creditable to such participant's accounts, other than his pre-87 IRA account, if any, or the amount which, under the twenty-five (25%) limitation stated in
Section 10.1 hereof, may be used to pay premiums upon life insurance contracts for a participant, the participant may proceed as follows:

                (a) direct the Trustee to instruct the insurance company to apply any dividends, endowments or returns of premium accumulated under such contracts for the payment of premiums to the extent necessary; and

                (b) in the event the Trustee applies the dividends, endowments and returns of premium accumulated as aforesaid, but said amount is insufficient to meet premium payments due under such contracts, such participant may pay any remaining premium or premiums or a portion thereof then due himself; and

                (c) in the event a participant shall decline to make personal payment of the premium or premiums due on such contracts, he may direct the Trustee to borrow either from the insurance company or from such other institution as the participant may direct upon the security of the contract or contracts for the purpose of paying the premium or premiums thereon; and

                (d) in the event payment of the premium or premiums is not made under subsections (a) and (b) above, and the participant shall not direct the Trustee to borrow funds to pay said premium or premiums, the Trustee shall instruct the insurance company to have the contract or contracts placed upon a paid-up basis, to the extent necessary, provided that in the event the value of the contract or contracts shall be insufficient to place same upon a paid-up basis according to the practice of the insurance company, such contract or contracts shall be reduced to cash and the amounts received thereby shall be credited to the participant's accounts, other than his pre-87 IRA account, if any.

                                    INSURANCE
                                      10-3

                10.5 CONTRACT PROVISIONS. If available, any contract purchased by the Trustee shall contain an automatic premium loan provision exercisable by the Trustee at the direction of the participant in the event of non-payment of the premium and shall also permit conversion to paid up insurance by the Trustee at the direction of the participant. Insurance contracts purchased may contain double indemnity and waiver of premium provisions, insofar as permitted by the insurance company.

                10.6 NO INSURANCE BEYOND RETIREMENT. In no event shall life insurance be permitted to continue on the life of a participant beyond his date of actual retirement.

                10.7 CASH SURRENDER VALUES. The Administrator shall maintain records of the accounts from which premiums on insurance contracts have been paid and shall allocate the cash surrender values of the insurance contracts among the accounts in an equitable manner. Upon the termination of employment, retirement or disability of the participant, the allocable share of the cash surrender value shall be added to the amount credited to each of the participant's accounts for purposes of determining his vested interest and the amount distributable to the participant.

                10.8 PURCHASE OF CONTRACT ON CESSATION OF ACTIVE PARTICIPATION. If the Trustee shall hold an insurance contract or contracts on the life of a terminated participant on the date he ceases to be an active participant, the terminated participant shall instruct the Trustee regarding disposition of such contract as follows:

                                    INSURANCE
                                      10-4

                (a) the participant may purchase any such contract from the Trust and Plan;

                (b) the participant may direct that such contract be distributed to him from the Trust and Plan in satisfaction of all or part of his rights, if any, under Article XV; or

                (c) the participant may direct the Trustee to surrender said contract to the insurance company for cash.

In the event that the terminated participant elects to purchase any such contract from the Trust and Plan he shall pay to the Trustee an amount equal to its cash surrender value within thirty (30) days after the date he ceases to be an active participant. If such amount is so paid, the Trustee shall assign all its right, title and interest in and to such contract to the participant and shall credit his accounts with the amount so paid. In the event that the terminated participant elects to have any such contract distributed to him from the Trust and Plan, the Trustee shall debit such participant's accounts with the cash surrender value of said contract. The Trustee shall then assign all its right, title and interest in and to such contract to the terminated participant.

                In the event that the terminated participant elects to surrender such contract to the insurance company for cash, to the insurance company for cash and shall credit such participant's employer contribution account with the cash surrender value of said contract.

                                    INSURANCE
                                      10-5

                                   ARTICLE XI
                                   ----------

                                    ACCOUNTS
                                    --------

                11.1 ESTABLISHMENT OF ACCOUNTS. Upon an employee's becoming a participant, the Administrator shall notify the Trustee and provide the Trustee with such information concerning said participant as the Trustee may require. Upon being notified by the Administrator that an employee has become a participant, the Trustee shall establish the appropriate accounts in the name of such participant. If a participant's employment shall terminate for a reason other than his death, permanent and total disability or retirement, a distribution account shall be established for him pursuant to Article XV hereof.

                11.2 CREDITING OF ACCOUNTS. Accounts shall be credited with contributions in the amounts specified in Articles V, VI and VII hereof, shall be credited or debited with the income, gains or losses of the Trust Fund pursuant to this Article XI, and shall be debited with the amount of any withdrawals or distributions made therefrom. All such credits and debits to the accounts of a participant shall be made as of the dates specified in the appropriate Sections of this Trust and Plan.

                11.3 VALUATION OF ASSETS. As soon as practicable following each allocation date and on such other dates as the Administrator, in its sole discretion, may designate pursuant to Section 11.5 hereof, the Trustee shall evaluate all assets of the Trust Fund as of such valuation date. The Trustee shall use the

                                    ACCOUNTS
                                      11-1
fair market values of securities or other assets in making said determination. The Trustee shall then subtract from the total value of the assets of said Trust Fund the total of all accounts as of said valuation date. Each such account shall be credited with that portion of the excess of the value of the assets over the total of all such accounts which bears the same relationship to the total of such excess as (a) bears to (b), where:

                (a)        equals the amount credited to said account; and

                (b)        equals the total amounts credited to all accounts.
The amount credited to each account shall be reduced in similar proportion in the event the total of all accounts as of said date exceeds the total value of all assets of the Trust Fund as of said valuation date. It is intended that this paragraph operate to distribute among all such accounts in the Trust, all income of the Trust Fund and changes in the value of the Trust Fund's assets, as the case may be. The Administrator and the Trustee may adopt such rules as they deem appropriate to credit pre-tax contributions after tax contributions and matching contributions or other contributions which were received periodically through the valuation period with an appropriate percentage of the income, gains and losses of the Trust Fund's assets.

                Notwithstanding the foregoing provisions of this Section 11.3, if the assets of the Trust Fund are invested either with an institutional Trustee or with an Investment Manager or other professional money manager which maintains a procedure for allocating investment earnings and losses to accounts utilizing the

                                    ACCOUNTS
                                      11-2
fair market value of assets, the Trustee may direct that such method be used in lieu of the procedures hereinbefore described.

                11.4 VALUATION OF INVESTMENT FUNDS. If separate investment funds have been established under Article IX hereof, the Trustee shall proceed as described in Section 11.3 above but on an investment fund by investment fund basis. It is intended that this Section 11.4 operate to distribute among all accounts invested in a particular investment fund all income of such fund allocable to the Trust and changes in the value of the fund's assets, as the case may be. The adjustments in the amounts credited to such accounts shall be deemed to have been made as of said valuation date.

                11.5 INTERIM VALUATION OF ASSETS. In addition to or in lieu of the valuation dates set forth in Section 11.3 hereof, the Administrator, in its sole discretion, may instruct the Trustee to make an interim valuation of assets of the Trust Fund. In exercising its discretion as to whether to instruct the Trustee to evaluate the assets of the Trust Fund, the Administrator shall consider the following factors:

                (a)        the expense of any such interim valuation;

                (b) the length of time involved in making any such interim valuation and the resulting delay in making any distributions from the Trust Fund;

                (c) the magnitude of the estimated change in the value of the assets of the Trust Fund; and

                (d) the size of any distribution or distributions involved.

                                    ACCOUNTS
                                      11-3

Upon instruction by the Administrator, the Trustee shall evaluate the assets of the Trust Fund and adjust all the accounts of the Trust and Plan in accordance with the methods and procedures contained in Section 11.3 or 11.4 hereof as of the date specified by the Administrator.

                                    ACCOUNTS
                                      11-4

                                   ARTICLE XII
                                   -----------

                                      LOANS
                                      -----

                12.1 LOAN ADMINISTRATION AND APPLICATIONS. If permitted under Section (32) of the Adoption Agreement, a participant, former participant or beneficiary of a deceased participant or former participant, other than an owner-employee or a shareholder-employee as defined in Section 12.4 of the Trust and Plan, may apply to the Administrator for a loan from the Trust and Plan. Any such loan shall not be made available to highly compensated employees in an amount greater than that made available to nonhighly compensated employees. If the Administrator determines that such borrower (and proposed loan) satisfies the requirements set forth below for loan approval, the Administrator shall direct the Trustee to make a loan to such borrower from one or more of his accounts, other than his pre-87 IRA account. The amount of any such loan shall be determined by the Administrator; provided, however, that, on or after October 19, 1989, any such loan shall not, when combined with outstanding loans previously made from this Trust and Plan and loans made under other qualified retirement plans, if any, maintained by the Controlled Group, cause the aggregate amount of all such loans to such borrower to exceed the lesser of (a) or (b) below, where:

                (a) equals one-half (1/2) of all vested amounts held for such borrower under this Trust and Plan (other than amounts credited to his pre-87 IRA account); and

                                      LOANS
                                      12-1

               (b) equals Fifty Thousand Dollars ($50,000.00) reduced by the remainder, if any, of:

                    (i) the highest outstanding balance of loans to such borrower from this Trust and Plan and all other qualified retirement plans maintained by the Controlled Group during the twelve (12) month period preceding the date on which the loan is to be made; minus

                    (ii) the outstanding balance of loans to such borrower from the plans on the day the loan is to be made.

Loans made prior to October 19, 1989 shall not exceed the lesser of (c) or (d) below, where:

               (c)  equals the greater of:

                    (i)  Ten Thousand Dollars ($10,000.00); or

                    (ii) one-half (1/2) of all vested amounts held for such
                         borrower under this Trust and Plan (other than amounts credited to his pre-87 IRA account); and

               (d)  equals Fifty Thousand Dollars ($50,000.00).

               The following additional provisions shall be applicable to the loan program under this Trust and Plan:

               (A) LOAN PROGRAM ADMINISTRATION. The loan program under the Trust and Plan shall be administered by the Administrator.

               (B) LOAN APPLICATION PROCEDURE. Each borrower shall apply for a loan by written application on a form acceptable to the Administrator.

               (C) BASIS FOR APPROVAL OR DENIAL OF LOANS. Loans will be approved only if:

                    (1) the circumstances of the loan satisfy the requirements of Section (32) of the Adoption Agreement;

                    (2) the Administrator believes the borrower intends to repay the loan in accordance with its terms; and

                                      LOANS
                                      12-2

                    (3) the borrower's spouse, if any, consents to the loan in accordance with Sections 28.7 and 28.8 hereof within the ninety (90) day period ending on the date the loan is made; and

                    (4) the amount of such loan shall not be in excess of the vested amount which is credited to the borrower's accounts, as selected in Section (32) of the Adoption Agreement, at the time of such loan and shall be made exclusively from such accounts; and

                    (5) the amount of such loan shall not be less than the amount selected in Section (33) of the Adoption Agreement; and

                    (6) the borrower designates the accounts and investments which are to be liquidated to permit making of such a loan, as requested by the Administrator; and

                    (7) the loan satisfies the requirements of Section 12.2 of the Trust and Plan.

               12.2 TERMS AND CONDITIONS OF LOANS. Any loan made pursuant to
Section 12.1 shall be considered to be made solely from the account or accounts of the borrower and shall be subject to the following terms and conditions:

               (a) INTEREST. Interest shall be charged at a reasonable rate, comparable to the rate charged by a commercial lender for a similar loan.

               (b) LOAN TERM AND REPAYMENT SCHEDULE. The term of any loan shall be arrived at by mutual agreement between the borrower and the Administrator but shall not exceed five (5) years, unless, effective for plan years commencing on or after January 1, 1987, the proceeds of such loan are to be used to acquire any dwelling unit which within a reasonable time is to be used as the borrower's principal residence, in which case, such loan may be for such term as is customary in similar transactions involving lending institutions. Effective for plan years commencing on or after January 1, 1987, all loans shall provide for the substantially level amortization of the loan, with payments not less frequently than quarterly, over the term of the loan; provided, however, that the terms of the loan

                                      LOANS
                                      12-3
                    may permit a borrower a grace period of up to one (1) year from such repayments while such borrower is on an unpaid leave of absence from a Participating Company.

               (c) SEGREGATION OF ACCOUNTS. If an individual borrows money from the Trust and Plan, his accounts, to the extent of such borrowing, shall be deemed segregated for investment purposes. The note representing such loan and the borrower's accounts, to the extent of such borrowing, shall not be taken into account in the valuation of the Trust and Plan pursuant to Section 11.3 hereof.

               (d) REPAYMENT PROCEDURES. Repayment of any loan made to an employee shall be by payroll deduction unless another procedure is agreed to by the Administrator and the employee. Repayment of any loan made to a borrower who is not an employee shall be made as mutually agreed by the Administrator and such borrower.

               (e) DOCUMENTATION AND COLLATERAL. Each loan shall be evidenced by a borrower's note for the amount of the loan and interest payable to the order of the Trustee and shall be supported by adequate collateral. Such collateral shall consist of
                    (i) an amount not to exceed fifty percent (50%) of the borrower's entire right, title and interest in and to the Trust Fund, and any earnings attributable to such amount, and (ii) other property, if necessary, of sufficient value to adequately secure the repayment of the loan. The Administrator may require such other and further documentation as it deems appropriate.

               (f) DEFAULT. A borrower shall be in default if he fails to make any payment of principal or interest when due, if he fails to make a required payment after a permitted one (1) year grace period, as provided in subsection (b) above, or if his collateral becomes inadequate to secure the loan and he does not provide substitute collateral satisfactory to the Administrator within ten (10) days after a request therefor by the Administrator. In the event of default by a borrower, his loan shall be accelerated, and:

                    (i) If his collateral security in this Trust and Plan is adequate to cover all or part of the outstanding principal and interest, and if distribution of such amount would not, in the

                                      LOANS
                                      12-4
                        opinion of the Administrator, put at risk the tax qualified status of the Trust and Plan or the pre-tax contribution portion thereof, the Trustee shall execute upon such Trust and Plan collateral; and

                  (ii) If his collateral security in this Trust and Plan is not adequate to cover all of the outstanding principal and interest, or if execution upon such collateral would, in the opinion of the Administrator, put at risk the tax qualified status of the Trust and Plan or the pre-tax contribution portion thereof, the Trustee shall commence appropriate collection actions against the borrower to recover the amounts owed.

                        Expenses of collection, including legal fees, if any, of any loan in default shall be borne by the borrower or his accounts under this Trust and Plan.

                   12.3 PAYMENT OF PRIOR LOANS. Notwithstanding the foregoing provisions of this Article XII, in the event the proceeds of any loan made hereunder shall be used directly or indirectly to pay off any obligations under a prior loan made hereunder, the term of the more recent loan shall not extend beyond the period of repayment under the prior loan. For purposes of this
Section 12.3, the Administrator shall be able to rely on a certification by the borrower as to the use of the new loan's proceeds.

                   12.4 SHAREHOLDER-EMPLOYEE DEFINED. The term "Shareholder-Employee" shall mean, with respect only to those taxable years for which a member of the Controlled Group is an "electing small business corporation" pursuant to Subchapter S of the Code, an employee of who owns, or is considered as owning (within the meaning of Section 318(a)(1) of the Code) on any day during such a taxable year, more than five (5) percent of the outstanding stock of such member of the Controlled Group.

                                      LOANS
                                      12-5

                                  ARTICLE XIII
                                  ------------

                            WITHDRAWALS FROM ACCOUNTS
                            -------------------------

                13.1 RESTRICTIONS ON WITHDRAWALS. The Administrator may, by uniform rules and regulations, provide that withdrawals made pursuant to this
Article XIII shall be subject to the following restrictions:

                (a) a married participant shall obtain his spouse's consent as set forth in Section 13.3 hereof;

                (b) the minimum amount of any such withdrawal shall be the lesser of the amount specified in Section (35) of the Adoption Agreement or the remaining balance of his vested interest or his personal accounts;

                (c) the Administrator shall specify the maximum number of withdrawals a participant may make in a plan year or other period;

                (d) the participant shall make a written application for any such withdrawal at least fifteen (15) days before the withdrawal occurs; and

                (e) other reasonable and uniform rules and regulations, consistently applied, as may be established from time to time by the Administrator.

If separate investment funds have been established pursuant to Article IX hereof, the withdrawing participant shall designate the investments that are to be liquidated to permit the making of such withdrawal.

                13.2 WITHDRAWALS FROM ACCOUNTS. To the extent permitted by Section (34) of the Adoption Agreement, a participant shall have the right, subject to Section 13.1 above, to withdraw amounts credited to his accounts. To the extent that Section (34)(f) of the Adoption Agreement permits participants to withdraw amounts

                                   WITHDRAWALS
                                      13-1
credited to their after tax accounts, any withdrawals from such amounts shall be deemed to be made in the following order:

                (a) first, the after tax contributions which were made by the participant prior to January 1, 1987, if any, and which are credited to his pre-87 after tax account, without adjustment for income, gains or losses thereon;

                (b) second, the amounts credited to his post-86 after tax account; and

                (c) third, the balance of the amounts credited to his pre-87 after tax account.

No amounts credited to a participant's accounts may be withdrawn by the participant prior to his attainment of age fifty-nine and one-half (59 1/2) unless he provides the Administrator with a written statement that he is aware of the potential income tax ramifications of the withdrawal.

                13.2 TERMINATION OF WITHDRAWAL RIGHTS. Upon an attempt by a participant or beneficiary to use his interest in this Trust and Plan as security for any type of obligation, or to alienate, dispose of or in any manner encumber, or upon an attempt by any third person to attach, levy upon or in any manner convert the use or enjoyment of any such interest of a participant, the right to withdraw any portion thereof pursuant to this Article XIII shall automatically terminate.

                13.3 SPOUSE'S CONSENT. No withdrawal may be made hereunder unless the withdrawing participant's spouse, if any, consents to the withdrawal in accordance with Sections 28.7 and 28.8 hereof within the ninety (90) day period ending on the date the withdrawal commences to be made.

                                   WITHDRAWALS
                                      13-2

                                   ARTICLE XIV
                                   -----------

                             HARDSHIP DISTRIBUTIONS
                             ----------------------

                14.1 HARDSHIP DISTRIBUTIONS. If Section (34)(h) of the Adoption Agreement so provides and subject to such uniform rules and procedures as the Administrator may prescribe, in case of hardship, a participant may apply to the Administrator for a hardship distribution. For purposes of this Section 14.1, a distribution shall be on account of hardship only if the distribution is made on account of an immediate and heavy financial need of the participant, as described in Section 14.2 below, and is necessary, as described in Section 14.3 below, to satisfy such need. Such distribution may be made only from amounts specified in Section 14.4 below and, if the applicant is married, only with his spouse's consent pursuant to Section 14.7 below.

               14.2 IMMEDIATE AND HEAVY FINANCIAL NEED. A distribution will be made on account of an immediate and heavy financial need of a participant only if the distribution is on account of:

                (a) medical expenses described in Section 213(d) of the Code incurred by the participant, the participant's spouse, or any dependents of the participant (as defined in Section 152 of the Code);

                (b) purchase (excluding mortgage payments) of a principal residence for the participant;

                (c) payment of tuition for the next semester or quarter of post-secondary education for the participant, his or her spouse, children, or dependents; or

                (d) the need to prevent the eviction of the participant from his principal residence or foreclosure on the mortgage of the participant's principal residence.

                                    HARDSHIP
                                      14-1

                14.3 DETERMINATION OF AMOUNT NECESSARY TO SATISFY AN IMMEDIATE AND HEAVY FINANCIAL NEED. A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of the participant only if all of the following requirements are satisfied:

                (a) the distribution is not in excess of the amount of the immediate and heavy financial need of the participant;

                (b) the participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by a Participating Company;

                (c) the Trust and Plan and all other plans maintained by the Participating Companies provide that the participant's pre-tax contributions and employee after tax contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

                (d) the Trust and Plan and all other plans maintained by the Participating Companies provide that the participant may not make pre-tax contributions for the participant's taxable year immediately following the taxable year of the participant during which said hardship distribution occurs in excess of the applicable limit under Section 402(g) of the Code for such next taxable year of the participant less the amount of such participant's pre-tax contributions for the taxable year of the participant during which said hardship distribution occurs.

By virtue of this Section and Section 5.6, the Trust and Plan provides for the restrictions contained above in subsections (c) and (d).

               14.4 PERMITTED DISTRIBUTIONS. Subject to obtaining spousal consent as provided in Section 14.7 hereof, if the Administrator determines that the criteria set forth above are

                                    HARDSHIP
                                      14-2
satisfied with respect to a participant, it may order a distribution of all or a portion of the sum of:

                (a) such participant's employer contribution and match accounts which are not amounts attributable to qualified nonelective contributions multiplied, respectively, by his Vested Percentage in each such account;

                (b) such participant's distribution accounts, if any, which do not contain amounts attributable to qualified nonelective contributions;

                (c)        the lesser of:

                             (i)    his pre-tax account balance; and

                            (ii) the sum of the aggregate amount of the contributions made to his pre-tax account, plus earnings thereon, if any, credited prior to January 1, 1989; and

                (d) the amount then credited to any personal accounts held for his benefit.

                14.5 METHOD OF DISTRIBUTION. If the Administrator orders a distribution pursuant to this Article XIV, such distribution may be made in a lump sum or in a designated number of monthly or quarterly installments or partly in a lump sum and the balance in installments. If the Administrator directs that such distribution be made, it may thereafter, if it determines that such hardship no longer exists or upon agreement with the participant, direct that any amounts of such distribution remaining unpaid not be distributed. Amounts distributed to a participant under this Article XIV shall be debited to the appropriate account as they are paid.

                14.6 ADMINISTRATION OF HARDSHIP PROVISIONS. Neither the application for nor payment of any distribution in accordance with

                                    HARDSHIP
                                      14-3
this Article XIV shall have the effect of terminating a participant's participation in the Trust and Plan. The Administrator may prescribe the use of such forms, conduct such investigation, and require the making of such representations and warranties, as it deems desirable to carry out the purpose of this Article XIV.

                14.7 SPOUSE'S CONSENT. No hardship distribution may be made hereunder unless the participant's spouse, if any, consents to the hardship distribution in accordance with Sections 28.7 and 28.8 hereof within the ninety
(90) day period ending on the date the hardship distribution commences to be made.

                                    HARDSHIP
                                      14-4

                                   ARTICLE XV
                                   ----------

                            TERMINATION OF EMPLOYMENT
                            -------------------------

                15.1 ELIGIBILITY FOR DISTRIBUTION. In the event of the termination of employment of a participant for any reason other than his death, disability, or retirement, he shall be entitled to receive a distribution of his vested interest and his personal accounts.

                15.2 COMMENCEMENT OF DISTRIBUTIONS. The vested interest and personal accounts of a terminated participant shall be distributed to him in accordance with the rules and procedures set forth in Article XVIII or XVIII-A hereof. Except as otherwise provided in Section 18.1 or 18.1A hereof, distributions shall be made or shall commence to be made as of the date specified in Section (29) of the Adoption Agreement.

                Notwithstanding the foregoing provisions of this Section 15.2, if the Company has elected an early retirement date pursuant to Section (26) of the Adoption Agreement, and if a terminated participant, at the time of his termination of employment, satisfied the service requirement but not the age requirement, if any, as set forth therein, such terminated participant may elect to have his vested interest and personal accounts distributed or commence to be distributed on such date on or after he meets the age requirement for early retirement and on or before his normal retirement date, as he shall select, in his own discretion.

                            TERMINATION OF EMPLOYMENT
                                      15-1

                15.3 VESTING AND FORFEITURES. If a terminated participant's Vested Percentage in his employer contribution account and/or his match account is one hundred percent (100%), such account shall be deemed to have become a distribution account on his date of termination of employment and shall thereafter be held, administered and distributed in accordance with Article XVIII or XVIII-A hereof. If his Vested Percentage in his employer contribution account and/or his match account is less than one hundred percent (100%), such account shall continue to be administered as such in accordance with the provisions of Article XI hereof until the earliest to occur of any of the following events:

                (a) he receives a distribution of his entire vested interest and personal accounts;

                (b)        he has five (5) consecutive One Year Breaks In
                           Service;

                (c)        he dies; or

                (d)        he is rehired by a member of the Controlled Group.

                If the earliest to occur of said events is either the date of complete distribution of his vested interest and personal accounts, his having had five (5) consecutive One Year Breaks In Service or his death, an amount equal to the excess of:

                    (i) the balance in his employer contribution account plus the amount, if any, then credited to pre-tax, match, special ADP and distribution accounts held for his benefit; over

                   (ii)    his vested interest;

shall be forfeited as of such date and shall be debited to his appropriate accounts. If any amounts remain credited to said accounts after said forfeiture, such accounts shall thereafter be

                            TERMINATION OF EMPLOYMENT
                                      15-2
deemed to have become distribution accounts and shall be held, administered and distributed in accordance with Article XVIII or XVIII-A hereof. In the event that a terminated participant does not have a vested interest, then his personal accounts, if any, shall be distributed to him immediately and the amounts credited to his employer contribution and match accounts shall be forfeited at the time of such participant's termination of employment. Even if such participant does not have any personal accounts, he will be deemed to have received a distribution on his date of termination of employment of zero (0) dollars.

                If the earliest of said events shall be the terminated participant's rehire by a member of the Controlled Group, he shall immediately be reinstated as a participant in this Trust and Plan and this Article XV shall not apply to him until a subsequent termination of employment described in
Section 15.1 hereof.

                15.4 REALLOCATION OF FORFEITURES. If Section (23) of the Adoption Agreement so provides, the amounts forfeited pursuant to Section 15.3 hereof shall be allocated on the allocation date coinciding with or next following the date of forfeiture among the employer contribution and match accounts of all participants who were active participants during the plan year, excluding such participants as are described in Section (19) of the Adoption Agreement.

                Forfeitures shall be allocated in the same manner as employer contributions are allocated pursuant to Section 6.2 hereof; provided, however that no forfeitures shall be allocated to

                            TERMINATION OF EMPLOYMENT
                                      15-3
the accounts of any participant in excess of the limitations on annual additions set forth in Article XXIV hereof. Allocation of forfeitures shall be made prior to the revaluation provided for in Article XI hereof.

                15.5 FORFEITURES USED TO REDUCE CONTRIBUTIONS. If Section (23) of the Adoption Agreement so provides, the amounts forfeited pursuant to Section
15.3 hereof shall be used, on the allocation date coinciding with or next following the date of forfeiture, to reduce Participating Company contributions.

                15.6 REHIRED PARTICIPANTS. In the event a terminated participant is rehired by a member of the Controlled Group prior to incurring five (5) consecutive One Year Breaks In Service, he shall immediately be reinstated as a participant in this Trust and Plan and any amounts forfeited pursuant to Section
15.3 hereof shall be recredited to his employer contribution and/or match account as provided in Section (24) of the Adoption Agreement.

                If the Company has elected pursuant to Section (24) of the Adoption Agreement to require repayment to the Trust and Plan of amounts previously distributed to the participant prior to recrediting of forfeited amounts, any amounts previously forfeited pursuant to Section 15.3 hereof shall be recredited to a participant's employer contribution and/or match account provided that such participant recontributes to this Trust and Plan on or before the first to occur of:

                (a) the date he incurs five (5) consecutive One Year Breaks In Service; and

                (b)        the fifth (5th) anniversary of his date of rehire;

                            TERMINATION OF EMPLOYMENT
                                      15-4
the full amount distributed to him following his earlier termination of employment. Such amount shall be recredited to the account from which it originated.

                Notwithstanding any other provision of this Trust and Plan to the contrary, in order to balance the accounts maintained under this Trust and Plan after giving effect to the recrediting of previously forfeited amounts to a rehired participant's employer contribution and match accounts, the Company, at its option, may direct the Trustee to:

                (a) first reduce the value of the forfeitures, if any, which would otherwise be reallocated as of the allocation date coinciding with or next following the date such participant was rehired; and

                (b) in the event the accounts maintained under this Trust and Plan are not balanced after the reduction in subsection (a) above, reduce the gain, if any, in the value of the Trust and Plan's assets since the most recent valuation date as of the valuation date coinciding with or next following the date such participant was rehired;

provided that the total of the reductions described in subsections (a) and (b) above with respect to any plan year shall not exceed the aggregate previously forfeited amounts which were recredited to the employer contribution and match accounts of participants who were rehired during such plan year.

                To the extent that the sum of the amounts described in subsections (a) and (b) above for any plan year is less than the aggregate previously forfeited amounts which were recredited to the employer contribution and match accounts of participants who were rehired during the plan year, the Participating Companies which rehired the former participants shall contribute to this Trust and

                            TERMINATION OF EMPLOYMENT
                                      15-5

Plan an amount equal to the difference between the aggregate previously forfeited amounts which were recredited to the employer contribution and match accounts of participants who were rehired during the plan year by the Participating Companies and the sum of the amounts described in subsections (a) and (b) above. The obligation to contribute such amounts shall be allocated among the Participating Companies by the Company. Such contributions shall be made by the Participant Companies no later than the due date (including extensions) of the tax return for the taxable year which includes the last day of the plan year during which such participants were rehired. In addition, any portion of such contribution which represents amounts previously contributed by a Participating Company to this Trust and Plan shall not be deemed to have been contributed for purposes of Article XXIV hereof at the time it is recontributed, but shall be deemed to have been contributed at the time of the original contribution.

                            TERMINATION OF EMPLOYMENT
                                      15-6

                                   ARTICLE XVI
                                   -----------

                               RETIREMENT BENEFITS
                               -------------------

                16.1 NORMAL RETIREMENT. The employer contribution account and match account of a participant who has attained his normal retirement date shall be fully vested and nonforfeitable. A participant who retires on his normal retirement date shall be entitled to receive an amount equal to the sum of the amounts then credited to all accounts held for his benefit. Except as otherwise provided in Section 18.1 or 18.1A hereof, such amounts shall be distributed or shall commence to be distributed as soon as reasonably possible after his date of retirement but not later than sixty (60) days after the close of the plan year which includes the date of his retirement. Such distribution shall be made in accordance with the provisions of Article XVIII or XVIII-A hereof.

                16.2 EARLY RETIREMENT. If Section (26) of the Adoption Agreement permits early retirement, a participant may elect to retire on or after his early retirement date but before reaching his normal retirement date. In the event of such early retirement, a participant shall be entitled to receive an amount equal to the sum of the amounts then credited to all his accounts. Except as otherwise provided in Section 18.1 or 18.1A hereof, such amounts shall be distributed or shall commence to be distributed on such date on or after his early retirement date but no later than his normal retirement date as such retired participant shall select.

                               RETIREMENT BENEFITS
                                      16-1

Such distribution shall be made in accordance with the provisions of Article XVIII or XVIII-A hereof.

                16.3 LATE RETIREMENT. In the event a participant works beyond his normal retirement date, his retirement shall be deemed to have occurred on the earlier of the date of his termination of employment with a member of the Controlled Group for any reason other than death or the date distribution must commence to a participant under Section 18.5 or 18.9A of this Trust and Plan. In the event of such late retirement, such participant shall be entitled to receive an amount equal to the sum of the amounts then credited to all the accounts held for his benefit. Except as otherwise provided in Section 18.1 or 18.1A hereof, such amounts shall be distributed or shall commence to be distributed as soon as reasonably possible after his date of retirement but not later than sixty (60) days after the close of the plan year which includes his date of late retirement. Such distribution shall be made in accordance with the provisions of
Article XVIII or XVIII-A hereof.

                16.4 DISABILITY RETIREMENT. A participant who becomes permanently and totally disabled pursuant to Section 27 of the Adoption Agreement may apply to the Administrator for disability retirement benefits. If the Administrator shall determine that the participant is permanently and totally disabled, his date of disability retirement shall be deemed to have been the date on which his application for benefits under this Article XVI was filed with the Administrator and he will be deemed to have ceased to be a participant on that date. Such a disabled participant shall be

                               RETIREMENT BENEFITS
                                      16-2
entitled to receive a distribution pursuant to Article XVIII or XVIII-A hereof of an amount equal to the sum of the amounts, if any, then credited to all the accounts held for his benefit. Except as otherwise provided in Section 18.1 or 18.1A hereof, such amounts shall be distributed or shall commence to be distributed on such date as shall be selected by the participant, but not later than sixty (60) days after the close of the plan year which includes his normal retirement date.

                16.5 APPLICATION FOR BENEFITS. Each participant who is eligible for benefits under this Article XVI shall apply therefor on a form which shall be given to him for that purpose by the Administrator; provided, however, that the foregoing requirement shall not apply in any case in which a participant shall be unable to make such application for physical, mental or any other reason satisfactory to the Administrator. Upon finding that such participant satisfies the eligibility requirements for benefits under this Article XVI, the Administrator shall promptly notify the Trustee of his eligibility and of the method of distribution selected in accordance with Article XVIII or XVIII-A hereof.

                               RETIREMENT BENEFITS
                                      16-3

                                  ARTICLE XVII
                                  ------------

                                      DEATH
                                      -----

                17.1 DEATH OF A PARTICIPANT. In the event of the termination of employment of a participant by reason of his death, his death beneficiary shall be entitled to receive a distribution in an amount equal to the amounts then credited to all the accounts held for his benefit plus the proceeds of any life insurance contracts purchased on his life under Article X hereof. Such amount shall be distributed or shall commence to be distributed as soon as reasonably possible after the participant's date of death but not later than sixty (60) days after the close of the plan year which includes the date of the participant's normal retirement date (or date of death, if later). Such distribution shall be made in accordance with the provisions of Article XVIII or XVIII-A hereof.

                17.2 DEATH OF A RETIRED OR TERMINATED PARTICIPANT PRIOR TO COMMENCEMENT OF BENEFITS. In the event of the death of a retired or terminated participant prior to the date distribution has been made or commenced to be made to him, his death beneficiary shall be entitled to receive a distribution in an amount equal to his vested interest and his personal accounts. The Vested Percentage of a retired or terminated participant shall not increase due to his death. Such amount shall be distributed or shall commence to be distributed as soon as reasonably possible after the participant's date of death but not later than sixty (60) days after the close of the plan year which includes the date of

                                      DEATH
                                      17-1
the participant's normal retirement date (or date of death, if later). Such distribution shall be made in accordance with the provisions of Article XVIII or XVIII-A hereof. The balance, if any, credited to the deceased participant's employer contribution and match accounts shall be forfeited as of his date of death pursuant to Section 15.3 hereof.

                17.3 DEATH OF A RETIRED OR TERMINATED PARTICIPANT AFTER COMMENCEMENT OF BENEFITS. In the event of the death of a retired or terminated participant after the date of distribution or the commencement of distribution to him, no benefits shall be payable to his death beneficiary except to the extent provided for by the method under which the retired or terminated participant was receiving distributions under Article XVIII or XVIII-A hereof.

                17.4 BENEFICIARY OF A PARTICIPANT. Unless a participant or former participant has designated a death beneficiary in accordance with the provisions of Section 17.5 hereof, his death beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such participant:

                (a)        his spouse at the time of his death;

                (b)        his issue, per stirpes;

                (c)        his parents; and

                (d)        the executor or administrator of his estate.

                17.5 DESIGNATION OF ALTERNATE BENEFICIARY. In lieu of having the amounts distributable pursuant to this Article XVII distributed to a death beneficiary determined in accordance with

                                      DEATH
                                      17-2
the provisions of Section 17.4 hereof, a participant or former participant may sign a document designating a death beneficiary or death beneficiaries to receive such amounts. If the participant is married, any such designation shall be effective only if the spouse of the participant is the sole primary beneficiary or consents to such designation in accordance with Section 28.8 hereof.

                17.6 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Notwithstanding the foregoing Sections 17.4 and 17.5, in the event the Company has elected to make annuity forms of distribution the normal form of distribution to participants pursuant to Article XVIII-A hereof, the vested account balance of a married participant who dies prior to his Annuity Starting Date shall be applied toward the purchase of an annuity for the life of his surviving spouse, unless such benefit shall be waived by the participant as provided herein. The surviving spouse may elect to have such annuity distributed within a reasonable period after the participant's death.

                Any waiver election referred to in the preceding paragraph shall be made within the period which begins on the earlier of (a) the first day of the plan year in which the participant attains age thirty-five (35), or (b) the date on which the participant incurs a termination of employment, and ends on the date of the participant's death. A participant who will not yet attain age thirty-five (35) as of the end of any current plan year may make a special qualified election to waive the annuity payable to his spouse upon his death for the period beginning on the date of such

                                      DEATH
                                      17-3
election and ending on the first day of the plan year in which the participant will attain age thirty-five (35). Such election shall not be valid unless the participant receives a written explanation of the survivor annuity which is comparable to that provided to the Participant pursuant to Section 18.5A hereof. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section 17.6.

                Any election to waive qualified preretirement survivor annuity coverage shall be in writing and shall be effective only if the participant's spouse consents to the election in accordance with Section 28.8 hereof. The election shall designate a specific non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without the spouse's consent, unless the spouse shall in the original consent expressly permit further designations by the participant. Any election by a participant to waive the qualified preretirement survivor annuity described herein shall be revocable at any time up to the date of the participant's death. Any such revocation shall be automatically effective without the consent of the participant's spouse.

                The Administrator shall provide each participant, within the period beginning with the earlier of (i) the first day of the plan year in which the participant attains age thirty-two (32) or

                                      DEATH
                                      17-4

(ii) a reasonable period following his termination of employment, and ending with the close of the plan year preceding the plan year in which the participant attains age thirty-five (35), a written explanation of the surviving spouse's rights under this Section 17.6. In the case of a participant hired by a Participating Company after age thirty-five (35), such written explanation shall be provided within a reasonable period after the individual becomes a participant in the Trust and Plan.

                17.7 ADMINISTRATOR TO NOTIFY TRUSTEE. Upon the death of a participant or a former participant, the Administrator shall immediately advise the Trustee of the identity of such partici- pant's death beneficiary or beneficiaries. The Trustee shall be completely protected in making distributions to any person or persons in accordance with the instructions it receives from the Administrator.

                17.8 INCOMPLETE DISPOSITION. In the event that a participant or former participant dies at a time when he has a designation on file with the Administrator which does not dispose of all of the amounts distributable under this Trust and Plan upon his death, then the amounts distributable on behalf of said participant or former participant, the disposition of which was not determined by the deceased participant's or former participant's designation, shall be distributed to a death beneficiary determined under the provisions of
Section 17.4 hereof. Any insurance proceeds for which there is no living beneficiary named shall be distributed in accordance with the terms of the insurance contract.

                                      DEATH
                                      17-5

                17.9 AMBIGUITY OF BENEFICIARY DESIGNATION. Any ambiguity in a participant's death beneficiary designation shall be resolved by the Administrator. Subject to Section 17.5 hereof, the Administrator may direct a participant to clarify his designation and if necessary execute a new designation containing such clarification.

                                      DEATH
                                      17-6

                                  ARTICLE XVIII
                                  -------------

                                  DISTRIBUTIONS
                                  -------------

                18.1 DATE OF DISTRIBUTIONS. Distributions will normally commence as of the dates specified in Articles XV, XVI and XVII hereof. However, if permitted by Section (30) of the Adoption Agreement, a participant or his beneficiary may elect in writing, subject to Section 18.5 hereof, to defer any distribution until a date not later than a date indicated in the Adoption Agreement.

                18.2 METHOD OF DISTRIBUTION. Any distribution to be made pursuant to Article XV, XVI or XVII hereof may be made pursuant to one or a combination of the methods of distribution permitted under Section (28) of the Adoption Agreement, as shall be selected by the participant, former participant or beneficiary of a deceased participant. Generally, such methods of distribution shall be:

                (a)        a single lump sum distribution; and

                (b) nearly equal monthly, quarterly or annual installments over a period selected by the participant, which shall not exceed the maximum permissible period under Section 401(a)(9) of the Code.

If no method is selected, distribution shall be made in the lump sum form.

                18.3 ADMINISTERING DISTRIBUTION OF ACCOUNTS. Upon direction of the Administrator, the Trustee shall make payment from the Trust Fund to the participant or his beneficiary as the case may be. As long as there remain any amounts credited to an account, the Trustee shall continue to maintain and administer said

                                  DISTRIBUTIONS
                                      18-1
account in accordance with the terms and provisions of the Trust and Plan.

                18.4 LUMP SUM PAYMENT OF SMALL AMOUNTS. Notwithstanding any contrary provision of this Trust and Plan, in the event that the vested interest and personal accounts of a retired, terminated or deceased participant have a value less than or equal to Three Thousand Five Hundred Dollars ($3,500.00), the Administrator shall direct the Trustee to distribute such vested interest and personal accounts in a single lump sum payment without the consent of the participant or his beneficiary.

                18.5 RESTRICTIONS. Notwithstanding any other provisions of this Trust and Plan, distributions hereunder shall be subject to the following restrictions:

            (a)   in the case of a living participant or former participant:

                  (i)   distribution must commence on or before:

                        (A) the April 1 following the end of the calendar year in which he attains age seventy and one-half (70-1/2) or retires, whichever is later, if the participant shall have attained age seventy and one-half (70-1/2) prior to January 1, 1988 and was not a five percent (5%) owner at any time after the beginning of the plan year that ends in the calendar year during which he attained age sixty-six and one-half (66-1/2); or

                        (B) the April 1 following the end of the calendar year in which he attains age seventy and one-half (70-1/2) in all other cases; and

                  (ii) installment distributions shall not be payable over a period of years in excess of his life expectancy or the joint life expectancies of himself and his spouse or beneficiary; and

                                  DISTRIBUTIONS
                                      18-2

            (b) in the case of a deceased participant or former participant, distributions after his death shall be payable either:

                  (i)   within five (5) years of the date of his death; or

                  (ii)  if distribution commences to his beneficiary, either:

                        (A) within one (1) year of the date of his death or on a later date permitted under any lawful regulations by the Secretary of the Treasury; or

                        (B) if his spouse is his beneficiary, by the date such participant would have attained age seventy and one-half (70-1/2);

                        over a period not extending beyond the life expectancy of such beneficiary; or

                  (iii) if the participant's distribution had commenced prior to his death under a form of payment meeting the requirements of subsection (a)(ii) above, such distribution must be completed by the remainder of the period specified in said subsection (a)(ii); and

            (c) in the case of the death of a beneficiary who is the surviving spouse of a deceased participant, a distribution commencing after the death of the spouse shall be payable either:

                  (i)   within five (5) years of the date of the spouse's death;

                  (ii) if distribution commences to the spouse's beneficiary within one (1) year of the spouse's death or on a later date permitted under any lawful regulations issued by the Secretary of the Treasury, over a period not extending beyond the life expectancy of such beneficiary; or

            (d) in the event payments are made to a participant's child, for purposes of this Section 18.5, such payments shall be deemed to be paid to the partici- pant's spouse if such payments will become payable to such spouse upon such child's reaching majority or any other event permitted under any lawful regulations issued by the Secretary of the Treasury.

                                  DISTRIBUTIONS
                                      18-3

A participant, former participant or beneficiary may elect to have his life expectancy redetermined from time to time but not more frequently than annually. In the event that a participant, former participant or beneficiary fails to make such an election, then no redetermination shall be performed.

                Notwithstanding anything in this Trust and Plan to the contrary, if a participant had filed an election with the Administrator prior to January 1, 1984, that his distribution either be under a form or commence after a date not provided for in this Trust and Plan, as herein adopted, such distribution shall nevertheless be made in accordance with such election, provided that the provisions of such election complied with the terms of the Trust and Plan as in effect on the date such election was filed with the Administrator.

                18.6 LUMP SUM VALUE OF INSTALLMENT METHOD OF DISTRIBUTIONS. Notwithstanding any other provision of this Trust and Plan, the commuted lump sum value of the amounts payable to a participant or former participant (whose beneficiary is someone other than his spouse) pursuant to the installment method of distribution, computed as of the commencement date of distribution, shall not be less than fifty percent (50%) of the value of the amounts distributable on his behalf under this Trust and Plan.

                18.7 REVALUATION OF UNDISTRIBUTED AMOUNTS. As long as there remain any amounts credited to a participant's accounts, the Trustee shall continue to maintain said accounts and said accounts shall be periodically revalued in accordance with the provisions of

                                  DISTRIBUTIONS
                                      18-4

Article XI hereof. In the event that a former participant shall have more than one account, the Trustee, in its sole discretion, may consolidate said accounts into a single distribution account.

                18.8 RESPONSIBILITY OF TRUSTEE REGARDING DISTRIBUTIONS. The Trustee, upon notification by the Administrator as to the eligibility of and method of distribution applicable to a participant, former participant or beneficiary, shall take one or a combination of the following actions to effectuate the method of distribution to such person:

                (a) sell or surrender any contract or contracts of insurance then held with respect to such person for the cash surrender value thereof; or

                (b) cause such contract or contracts to be converted pursuant to any of the available lump sum or installment options under such contract or contracts; or

                (c) make distributions of cash and insurance contracts directly from the Trust Fund to such person.

                Any amounts received by the Trust Fund upon the surrender of any life insurance contracts shall be credited to such person's distribution account. Any amounts paid from the Trust Fund to an insurance company or to a participant, former participant or beneficiary shall be debited to such account.

                18.9 DIRECT ROLLOVERS. This Section 18.9 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Trust and Plan to the contrary that would otherwise limit a distributee's election under this Section 18.9, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover

                                  DISTRIBUTIONS
                                      18-5
distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includible in gross income (determined with regard to the exclusion for net unrealized appreciation with respect to employer securities).

                An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and

                                  DISTRIBUTIONS
                                      18-7
the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                A direct rollover is a payment by the Trust and Plan to the eligible retirement plan specified by the distributee.

                                  DISTRIBUTIONS
                                      18-7

                                 ARTICLE XVIII-A
                                 ---------------

                         DISTRIBUTIONS - ANNUITY OPTION
                         ------------------------------

               18.1A DATE OF DISTRIBUTION. Distributions will normally commence as of the dates specified in Articles XV, XVI and XVII hereof, except that a participant may elect to have a distribution made pursuant to Section 18.2A or
Section 18.3A below commence upon his attainment of the earliest retirement age under the Trust and Plan. In addition, if permitted by Section (30) of the Adoption Agreement, a participant or his beneficiary may elect in writing, subject to Section 18.10A hereof, to defer any distribution until a date not later than a date indicated in the Adoption Agreement.

               18.2A NORMAL METHOD. Unless an annuity method of distribution is selected under Section 18.3A hereof or the annuity method has been designated the normal method of distribution in Section (28) of the Adoption Agreement, the normal method of distribution of amounts distributable to a participant, former participant or his beneficiary pursuant to Articles XV, XVI or XVII hereof shall be a single lump sum payment.

               18.3A ANNUITY METHODS OF DISTRIBUTION. In lieu of receiving a single lump sum payment pursuant to Section 18.2A, or if the normal method of distribution selected in Section (28) of the Adoption Agreement is the Annuity Method, a participant, former participant or beneficiary of a deceased participant may elect to receive the amounts distributable to him pursuant to Articles XV, XVI and XVII in the form of an annuity contract purchased for him

                                  DISTRIBUTIONS
                                      18-1A
from an insurance company by the Trustee pursuant to Section 18.11A hereof. Unless another form of annuity contract is selected under Section 18.4A, any such annuity contract shall normally provide by its terms for benefits to be paid:

               (a) to a married participant or a married former participant in the Spouse's Annuity Form described in Section 18.4A; and

               (b) to an unmarried participant, an unmarried former participant or a beneficiary of a participant in the Full Cash Refund Life Annuity Form described in
                           Section 18.4A.

               18.4A OPTIONAL METHODS OF DISTRIBUTION. A participant, a former participant, or a beneficiary of a participant may elect, in lieu of receiving the amounts distributable to him pursuant to the normal methods of distribution set forth in Section 18.2A or Section 18.3A, to receive such amounts pursuant to any one or a combination of the following optional methods of distribution permitted under Section (28)(b) of the Adoption Agreement:

               FORM 1. LIFE ANNUITY FORM. A participant who receives payment of his retirement benefits under the Life Annuity Form, shall receive an immediate annuity providing retirement benefit payments during his life. No benefits shall be payable after the death of the participant.

               FORM 2. SPOUSE'S ANNUITY FORM. A participant who receives payment of his retirement benefits under the Spouse's Annuity Form, shall receive an immediate annuity providing retirement benefit payments during his life with the provision that after his death 50% of his monthly retirement benefit shall continue during the life of and shall be paid to the person who was his spouse on the date his benefits commence.

               FORM 3. JOINT AND SURVIVOR FORM. A participant who receives payment of his retirement benefits under the Joint and Survivor Form shall receive retirement benefit payments during his life, with the provision that after his death one hundred percent (100%) or fifty percent (50%), as shall be selected by the participant ("Selected Percentage"), of

                                  DISTRIBUTIONS
                                      18-2A
               his monthly retirement benefit shall continue during the life of and shall be paid to such beneficiary as he shall nominate by written designation duly filed with the Administrator or its designated representative.

               FORM 4. LIFE-PERIOD CERTAIN FORM. A participant who receives payment of his retirement benefits under the Life-Period Certain Form shall receive retirement benefit payments during his life, with the provision that, in the event the participant shall die before he shall have received retirement benefit payments for a period of sixty (60), one hundred twenty (120), or one hundred eighty (180) months, as selected by the participant ("Selected Period"), after his death one hundred percent (100%) of his monthly retirement benefit shall continue for the remainder of said Selected Period to such beneficiary as he shall have nominated by written designation duly filed with the Administrator or its designated representative.

               FORM 5. FULL CASH REFUND LIFE ANNUITY FORM. A participant who receives payment of his retirement benefits under the Full Cash Refund Life Annuity Form shall receive retirement benefit payments during his life, with the provision that, in the event the participant shall die before he shall have received payments of retirement benefits aggregating the single lump sum amount used to purchase the annuity contract which is to be used to provide benefits with respect to such participant, the balance of such single lump sum amount ("Full Cash Refund") shall be paid in a single lump sum to such beneficiary as he shall have nominated by written designation duly filed with the Administrator or its designated representative.

               FORM 6. LUMP SUM FORM. A participant who receives payment of his retirement benefits under the Lump Sum Form shall receive a single lump sum payment upon the date his retirement benefits would otherwise have commenced under the Trust and Plan.

               FORM 7. OTHER FORM. A participant who receives payment of his retirement benefits under an Other Form shall receive his benefits in a form described in the Adoption Agreement.

               18.5A NOTICE OF METHODS OF DISTRIBUTION. If the annuity method has been designated the normal method of distribution, the Administrator shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date of a

                                  DISTRIBUTIONS
                                      18-3A
participant, former participant or beneficiary, provide each such individual a written explanation of the terms and conditions of the normal methods of distribution described in Section 18.3A, the individual's right to make and the effect of an election of an optional form of distribution, the rights of a participant's or former participant's spouse and the right to revoke and the effect of revocation of a prior election of an optional method of distribution.

               18.6A ELECTION OF ANNUITY CONTRACT OR OPTIONAL METHOD OF PAYMENT. To elect an annuity contract as set forth in Section 18.3A or one or a combination of the optional methods of distribution, a participant, former participant or beneficiary shall notify the Administrator of such election in writing prior to the date his retirement benefits become distributable pursuant to Article XV, XVI or XVII hereof. If either the annuity method of distribution has been designated the normal method of distribution or a married participant or former participant has elected to receive an annuity contract pursuant to
Section 18.3A above and further has elected to receive his retirement benefits under a form other than the Spouse's Annuity Form, such election shall not be of any effect and the participant or former participant shall be treated the same as though his election had not been made unless the participant's spouse consents in writing to such election in accordance with Section 28.8 hereof. Any such election by a married participant shall designate a specific optional method of distribution which shall not be changed without his spouse's

                                  DISTRIBUTIONS
                                      18-4A
consent, unless the spouse's original consent expressly permits further changes by the participant.

               A married participant shall be allowed to make such election no less than thirty (30) days nor more than ninety (90) days after having received a written explanation of the joint and survivor annuity benefit pursuant to
Section 18.5A hereof. The date a participant's retirement benefits become distributable pursuant to Article XV or XVI hereof shall be postponed, if necessary, to provide such ninety (90) days unless he makes an earlier election. In addition to the foregoing, a participant may revoke a prior election and elect another optional method of distribution, if desired, as long as such ninety (90) day period has not expired. The number of revocations hereunder shall not be limited.

               18.7A LUMP SUM PAYMENT OF SMALL AMOUNTS. Notwithstanding any contrary provision of this Trust and Plan, in the event that the vested interest and personal accounts of a retired, terminated or deceased participant have a value less than or equal to Three Thousand Five Hundred Dollars ($3,500.00), the Administrator shall direct the Trustee to distribute such vested interest and personal accounts in a single lump sum payment without the consent of the participant or beneficiary. Any such lump sum payment shall be in full settlement of such participant's or beneficiary's rights under this Trust and Plan.

                18.8A LUMP SUM VALUE OF OPTIONAL METHODS OF DISTRIBUTIONS. Notwithstanding any other provisions of this Trust and Plan, the

                                  DISTRIBUTIONS
                                      18-5A
commuted lump sum value of the amounts payable to a participant or former participant (whose beneficiary is someone other than his spouse) pursuant to any optional method of distribution, computed as of the commencement date of distribution, shall not be less than fifty percent (50%) of the value of the amounts distributable on his behalf under the Trust and Plan.

               18.9A REVALUATION OF UNDISTRIBUTED AMOUNTS. As long as there remain any amounts credited to a participant's accounts, the Trustee shall continue to maintain said accounts and said accounts shall be periodically revalued in accordance with the provisions of Article XI hereof. In the event that a former participant shall have more than one account, the Trustee, in its sole discretion, may consolidate said accounts into a single distribution account.

                18.10A RESTRICTIONS ON DISTRIBUTIONS. Notwithstanding any other provisions of this Trust and Plan, distributions hereunder shall be subject to the following restrictions:

            (a)   in the case of a living participant or former participant:

                  (i)   distribution must commence on or before:

                        (A) the April 1 following the end of the calendar year in which he attains age seventy and one-half (70-1/2) or retires, whichever is later, if the employee shall have attained age seventy and one-half (70-1/2) prior to January 1, 1988 and was not a five percent (5%) owner at any time after the beginning of the plan year that ends in the calendar year during which he attained age sixty-six and one-half (66-1/2); or

                        (B) the April 1 following the end of the calendar year in which he attains age

                                  DISTRIBUTIONS
                                      18-6A
                        seventy and one-half (70-1/2) in all other cases; and

                  (ii) installment distributions shall not be payable over a period of years in excess of his life expectancy or the joint life expectancies of himself and his spouse or beneficiary; and

                  (iii) annuities cannot be issued exceeding his life expectancy or the joint life expectancies of himself and his spouse or beneficiary; and

            (b) in the case of a deceased participant or former participant, distributions after his death shall be payable either:

                  (i)   within five (5) years of the date of his death; or

                  (ii)  if distribution commences to his beneficiary, either:

                        (A) within one (1) year of the date of his death or on a later date permitted under any lawful regulations by the Secretary of the Treasury; or

                        (B) if his spouse is his beneficiary, by the date such employee would have attained age seventy and one-half (70-1/2);

                        over a period not extending beyond the life expectancy of such beneficiary; or

                  (iii) if the participant's distribution had commenced prior to his death under a form of payment meeting the requirements of subsection (a)(ii) or (a)(iii) above, such distribution must be completed by the remainder of the period specified in said subsection (a)(ii) or
                        (a)(iii); and

                  (iv) if the participant's distribution had not commenced prior to his death under a form of payment meeting the requirements of subsection (a)(ii) or (a)(iii) above and the participant's spouse is entitled to a distribution hereunder but dies prior to the commencement of such distribution, then the limitations of this subsection
                        (b) shall be applied as if the spouse were the participant; and

                                  DISTRIBUTIONS
                                      18-7A

            (c) in the case of the death of a beneficiary who is the surviving spouse of a deceased participant, a distribution commencing after the death of the spouse shall be payable either:

                  (i)   within five (5) years of the date of the spouse's death;

                  (ii) if distribution commences to the spouse's beneficiary within one (1) year of the spouse's death or on a later date permitted under any lawful regulations issued by the Secretary of the Treasury, over a period not extending beyond the life expectancy of such beneficiary; or

            (d) in the event payments are made to a participant's child, for purposes of this Section 18.9A such payments shall be deemed to be paid to the participant's spouse if such annuity payments will become payable to such spouse upon such child's reaching majority or any other event permitted under any lawful regulations issued by the Secretary of the Treasury.

A participant, former participant or beneficiary may elect to have his life expectancy redetermined from time to time but not more frequently than annually. In the event that a participant, former participant or beneficiary fails to make such an election, then no recalculation shall be performed.

             Notwithstanding anything in this Trust and Plan to the contrary, if a participant had filed an election with the Administrator prior to January 1, 1984, that his distribution either be under a form or commence after a date not provided for in this Trust and Plan, as herein adopted, such distribution shall nevertheless be made in accordance with such election, provided that the provisions of such election complied with the terms of the Trust and Plan as in effect on the date such election was filed with the Administrator.

                                  DISTRIBUTIONS
                                      18-8A

             18.11A RESPONSIBILITY OF TRUSTEE REGARDING DISTRIBUTIONS. The Trustee, upon notification by the Administrator as to the eligibility of and method of distribution applicable to a participant, former participant or beneficiary, shall take one or a combination of the following actions to effectuate the method of distribution to such person:

                  (a) purchase from an insurance company a fully paid-up, nontransferable annuity contract or contracts; or

                  (b) sell or surrender any contract or contracts of insurance then held with respect to such person for the cash surrender value thereof; or

                  (c) cause such contract or contracts to be converted pursuant to any of the available lump sum or installment options under such contract or contracts; or

                  (d) make distributions of cash and insurance contracts directly from the Trust Fund to such person.

             In the event that the Trustee, pursuant to this Section 18.11A, obtains an annuity contract for the benefit of a participant, former participant or a beneficiary, the Trustee shall, after having selected such settlement options and placed such restrictive endorsements thereon as are directed by the Administrator, transfer ownership of the contract or contracts to such participant, former participant or beneficiary and deliver said contract or contracts to him. The delivery of said contract or contracts shall be in full settlement of such participant's, former participant's or beneficiary's rights under this Plan. The Company, other Participating Companies and Affiliates, the Administrator and the Trustee shall not be responsible for:

                                  DISTRIBUTIONS
                                      18-9A

             (a) any failure on the part of any insurance company to make any payments or provide any benefit under any annuity contract;

             (b) for the action or inaction of any person which may render any annuity contract invalid or unenforceable; and

             (c) any inability to perform or delay in performing any act occasioned by any provisions of any annuity contract or restriction imposed by any insurance company or by any other person.

             Any amounts received by the Trust Fund upon the surrender of any life insurance contracts shall be credited to such person's distribution account. Any amounts paid from the Trust Fund to an insurance company or to a participant, former participant or beneficiary shall be debited to such account.

             18.12A DIRECT ROLLOVERS. This Section 18.12A applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Trust and Plan to the contrary that would otherwise limit a distributee's election under this Section 18.12A, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

             An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or

                            DISTRIBUTIONS - ANNUITIES
                                     18-11A
joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9), and the portion of any distribution that is not includible in gross income (determined with regard to the exclusion for net unrealized appreciation with respect to employer securities).

             An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

             A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

             A direct rollover is a payment by the Trust and Plan to the eligible retirement plan specified by the distributee.

                            DISTRIBUTIONS - ANNUITIES
                                     18-11A

                                   ARTICLE XIX
                                   -----------

                       THE TRUSTEE, ITS POWERS AND DUTIES
                       ----------------------------------

                19.1 OBLIGATIONS AND DUTIES. The Trustee shall not be obligated to institute any action or proceeding to compel a Participating Company to make any contributions to this Trust, nor shall the Trustee be obligated to make any inquiry as to whether any amount deposited with it is the amount provided to be deposited under the terms of Articles V, VI or VII. The Trustee shall keep books of account which shall show all receipts and disbursements and a complete record of the operation of the Trust, and the Trustee shall at least once a year and at such other times as the Company or the Administrator shall so request render a report of the operation of this Trust to the Company and the Administrator. The Trustee shall file with the Internal Revenue Service such returns and other information concerning the Trust Fund as may be required of the Trustee by the Code and any lawful Regulations issued by the Treasury Department thereunder. The Trustee shall not be obligated to pay any interest on any funds which may come into its hands. The Trustee is a party to this Trust and Plan solely for the purposes set forth in this instrument and to perform the acts herein set forth, and no obligation or duty shall be expected or required of it except as expressly stated herein or in ERISA and any lawful Regulations issued thereunder by the Secretary of Labor or the Secretary of the Treasury. The Trustee may consult with counsel (who may or may not be counsel for the Company or any

                                     TRUSTEE
                                      19-1
other Participating Company) selected by the Trustee concerning any question which may arise with reference to its powers or duties under this Trust and Plan, and the opinion of such counsel shall be full and complete authority and protection in respect of any action taken, suffered or omitted by the Trustee in good faith and in accordance with such opinion, provided due care is exercised in the selection of such counsel.

                19.2 RESIGNATION BY TRUSTEE. The Trustee may resign from this Trust by mailing to the Company a written notice of resignation addressed to the Company at the last address of the Company on file with the Trustee, or by delivering such written notice to the Company at such address. The Company may remove the Trustee by written notice of such removal mailed to the Trustee at the last address of the Trustee on file with the Company, or by delivering such written notice to the Trustee at such address. Such resignation or removal shall take effect on the date specified in the notice of resignation or removal, but not less than thirty (30) days, nor more than sixty (60) days, following the date of mailing of such notice or delivery of such notice if it be not mailed unless a shorter period is mutually acceptable. Upon such resignation or removal, the Trustee shall be entitled to its fees to the effective date of resignation or removal and any and all costs or expenses paid or incurred by the Trustee in connection with this Trust and Plan. In no event shall such resignation or removal terminate this Trust and Plan, but the Company shall forthwith appoint a successor Trustee to carry out the terms of this Trust

                                     TRUSTEE
                                      19-2
and Plan, which successor Trustee shall be any individual, trust company or bank selected by the Company. In case of the resignation or removal of the Trustee, the Trustee shall forthwith turn over to the successor Trustee all assets in its possession, and copies of such records as may be necessary to permit the successor Trustee to carry out its duties.

                19.3 ADMINISTRATION EXPENSES. The expenses of administration of the Trust incurred by the Trustee, including counsel fees and including Trustee's fees as such may from time to time be agreed upon between the Company and the Trustee, shall be paid in any one of the following manners as determined by the Company in its sole discretion:

                (a) paid out of the annual contributions by the Participating Companies before allocation of such contribution is made among the accounts of the Trust;

                (b) paid directly by the Participating Companies to the Trustee; or

                (c)        paid out of the Trust Fund.

Notwithstanding the foregoing, in no event will any Trustee who is an employee of a Participating Company receive compensation from the Trust and Plan, except for expenses properly and actually incurred. Fees and expenses of the Trustee which have not been paid will be deemed to be a lien upon the Trust Fund.

                19.4 OWNERSHIP OF INSURANCE CONTRACTS. The Trustee shall be the complete and absolute owner of the insurance contracts held in the Trust and of each and every incident of ownership thereof, except as otherwise provided herein, shall be entitled to receive

                                     TRUSTEE
                                      19-3
all benefits due thereunder, except that any amount which may become due as a death benefit under any such insurance contract shall be payable directly to the death beneficiary determined under Article XVII hereof, shall have such powers, rights, duties, options, or privileges which belong to the absolute owner of such contracts or which are granted by the terms of any such contracts or by the terms of this Trust and Plan, and, without intending to limit the generality of the foregoing, it is hereby provided that the Trustee shall have the right to borrow money upon the direction of the Administrator for the payment of premiums on the security of contracts and to pledge the same, provided that nothing herein contained shall be construed to permit the use of, and it is hereby expressly made prohibitive of the use of any contract or contracts to the advantage, benefit, gain or detriment of any other contract or contracts.

                19.5 RECEIPTS AND RELEASES. The Trustee is hereby authorized to execute all necessary receipts and releases to the insurance company or companies concerned, and shall be under the duty upon being advised by the Administrator that the proceeds of any such contracts have become payable to make efforts to collect such sums as may appear to be due; provided, however, that the Trustee shall not be required to institute suit or maintain litigation to collect the proceeds of any contract unless it is in possession of funds sufficient for that purpose or unless it has been indemnified to its satisfaction for its counsel fees, costs, disbursements and all other expenses and liabilities to which it

                                     TRUSTEE
                                      19-4
may in its judgment be subjected by such action on its part, provided, further, that the Trustee may utilize the proceeds of any such contract to meet expenses incurred in connection with enforcing payment of such contract. Notwithstanding anything to the contrary herein contained, the Trustee is authorized, with the written approval of the Administrator, to compromise and adjust claims arising out of the contracts or any of them upon such terms and conditions as it may deem just, and the decision of the Trustee shall be binding and conclusive upon all persons interested in the Trust and Plan.

                19.6 SEGREGATION OF ASSETS. Any segregation of assets required under this Trust may be made in cash or in kind, or partly in cash and partly in kind, according to the discretion of the Trustee, but any such segregation shall be made on the basis of the most recent valuation made pursuant to Article XI.

                19.7 CO-TRUSTEES. In the event that the Company shall have appointed more than one individual, trust company or bank to act jointly as Trustee hereunder, any action which this Trust and Plan authorizes or requires the Trustee to do shall be done by action of the majority of the then acting trustees, or, in the case of two such persons acting jointly as Trustee, by action of both such trustees. Such action may be taken at any meeting of the trustees then acting or by written authorization and affirmative consent without a meeting. The trustees, by written agreement among themselves, a copy of which shall be filed with the Company and the Administrator, may allocate among themselves any of the

                                     TRUSTEE
                                      19-5
powers and duties of the Trustee under this Trust and Plan. In such event, the trustee to whom a power or duty is allocated may take action with respect thereto without the consent of any other trustee. Any person, firm, partnership or corporation may rely upon the written signatures of such number of the trustees as are hereunder empowered to take action as the signature of the Trustee hereunder. Notwithstanding any other provision of this Trust and Plan to the contrary, so long as at least one individual, trust company or bank shall continue to act as Trustee hereunder, the Company shall not be under any duty to appoint a successor to any trustee who shall resign or be removed.

                19.8 LIABILITY OF TRUSTEE. Except as otherwise provided in ERISA, if the Trustee is one or more individuals who are employees of a member of the Controlled Group, the Trustee and its members shall incur no personal liability of any nature whatsoever in connection with any act done or omitted to be done in carrying out its responsibilities under the terms of this Trust and Plan or other responsibilities imposed upon such persons by ERISA or regulations promulgated thereunder.

                                     TRUSTEE
                                      19-6

                                   ARTICLE XX
                                   ----------

                                   INVESTMENTS
                                   -----------

                20.1 INVESTMENT POWERS AND DUTIES OF TRUSTEE. In addition to the powers and duties conferred and imposed upon the Trustee by the other provisions of this Trust and Plan, the Trustee shall, subject to the provisions of Articles IX, X and XII, have the following powers and duties:

                (a) To invest and reinvest the principal and income of the Trust Fund and keep the same invested with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, without distinction between principal and income and without regard to any limitations, other than such prudent man rule, prescribed by law or custom upon the investments of fiduciaries, in each and every kind of property, whether real, personal or mixed, tangible or intangible, and wherever situated, including but not limited to contracts of an insurance company on the life of any participant (including annuity contracts if distributions are made in the form of a life annuity pursuant to Section (28)(b) of the Adoption Agreement), shares of any Regulated Investment Company, units of any common trust fund of any bank or trust company now in existence or hereafter established, shares of common, preference and preferred stock, put and call options, rights, options, subscriptions, warrants, trust receipts, investment trust certificates, mortgages, leases, bonds, notes, debentures, equipment or collateral trust certificates and other corporate, individual or government obligations, whether secured or unsecured; to invest and reinvest in and retain any stocks, bonds or other securities of any corporate trustee serving hereunder, or any parent or affiliate thereof; to invest in commodities and commodity contracts; to invest and reinvest in any time or savings deposits of the Trustee or any parent or affiliate thereof if such deposits bear a reasonable rate of interest or of any bank, trust company, or savings and loan institution, which deposits may but need not be guaranteed by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation; and in addition to become a general partner or limited partner in any partnership or limited partnership the purposes of which are to invest or reinvest the partnership assets in any such properties or deposits;

                                   INVESTMENTS
                                      20-1

                (b) To invest a portion or all of the Trust Fund in units of any common or group trust created solely for the purpose of providing a satisfactory diversification of investments for participating trusts; provided that such common or group trust, (i) limits participation thereunder to pension and employer contribution trusts which qualify under Section 501(a) of the Code, as amended, (ii) prohibits income and/or principal attributable to a participating trust from being used for any purpose other than the exclusive benefit of the employees or their beneficiaries of such participating trust, (iii) prohibits assignment by a participating trust of any part of such participating trust's equity or interest in the common or group trust, (iv) is created or organized in the United States and is maintained at all times as a domestic trust in the United States; as long as the Trustee holds such units hereunder, the instrument establishing such common or group trust (including all amendments thereto) shall be deemed to have been adopted and made a part of this Trust and Plan;

                (c) Upon direction by the Company, to invest or reinvest all or a portion of the Trust Fund in qualifying employer securities and/or qualifying employer real estate as such terms are defined in Section 4975 of the Code, as amended, and Section 407(d) of ERISA, which investment may constitute more than ten percent (10%) of the fair market value of the assets of the Trust Fund, and to retain, or to sell, exchange or otherwise dispose of any such securities or real estate held in this Trust Fund. In the event of any such investment, the Trustee shall file with the appropriate District Director of Internal Revenue such returns and other information as shall be required from time to time by the Code, as amended, and valid regulations, rulings and procedures thereunder;

                (d) To sell, convert, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any real or personal property, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposal;

                (e) To manage, operate, repair, partition and improve and mortgage or lease (with or without option to purchase) for any length of time any real property held in the Trust Fund; to renew or extend any mortgage or lease, upon any terms the Trustee may deem expedient; to agree to reduction of the rate of interest on any mortgage note; to agree to any modification in the terms of any lease or mortgage or of any guarantee pertaining to either of them; to enforce any covenant or condition of any lease or mortgage or of any guarantee pertaining to either of them or to waive any default in the performance thereof; to exercise and enforce any right of foreclosure; to bid on property on foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond

                                   INVESTMENTS
                                      20-2
secured by the mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect of any lease or mortgage or of any guarantee pertaining to either of them;

                (f) To exercise, personally or by general or limited proxy, the right to vote any shares of stock or other securities held in the Trust Fund; to delegate discretionary voting power to trustees of a voting trust for any period of time; and to exercise or sell, personally or by power of attorney, any conversion or subscription or other rights appurtenant to any securities or other property held in the Trust Fund;

                (g) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease (with or without an option to purchase), mortgage or sale of the property of any organization the securities of which are held in the Trust Fund; to pay from the Trust Fund any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation, to deposit any property with any committee or depositary; and to retain any property allotted to the Trust Fund in any reorganization, recapitalization, consolidation, merger or liquidation;

                (h) To borrow money from any lender (including the Trustee hereunder, where applicable in its capacity as a banking corporation when permitted to do so by the applicable laws and regulations then in effect) in any amount and upon such terms and conditions and for such purposes as the Trustee shall deem necessary; for any money so borrowed the Trustee may issue its promissory note as Trustee and to secure the repayment of any such loan, with interest, may pledge or mortgage all or any part of the Trust Fund, and no person loaning money to the Trustee shall be obligated to see to the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing;

                (i) To compromise, settle or arbitrate any claim, debt or obligation of or against the Trust Fund; to enforce or abstain from enforcing any right, claim, debt or obligation; and to abandon any property determined by it to be worthless;

                (j) To continue to hold any property of the Trust Fund whether or not productive of income; to reserve from investment and keep unproductive of income, without liability for interest, such cash as it deems advisable or, in its discretion, to hold the same, without limitation on duration, on deposit in the commercial department or in an interest-bearing account in the savings department of any bank, trust company, or savings and loan institution (including the Trustee where applicable in its capacity as a banking corporation) in which deposits are guaranteed by the

                                   INVESTMENTS
                                      20-3

Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

                (k) To hold property of the Trust Fund in its own name or in the name of a nominee, without disclosure of this Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust Fund in accordance with the provisions of this Trust and Plan, and the Trustee's records shall at all times show that such property is part of the Trust Fund;

                (l) To make, execute and deliver, as Trustee, any deeds, conveyances, leases (with or without option to purchase), mortgages, options, contracts, waiver or other instruments that the Trustee shall deem necessary or desirable in the exercise of its powers under this Trust;

                (m) To employ, at the expense of the Trust Fund, agents who are not regular employees of the Trustee, and to delegate in writing to them and authorize them to exercise such powers and perform such duties required of the Trustee hereunder without limitation as the Trustee may determine in its uncontrolled discretion; the Trustee shall not be responsible for any loss occasioned by any such agents selected by it with reasonable care;

                (n) To pay out of the Trust Fund all taxes imposed or levied with respect to the Trust Fund and in its discretion to contest the validity or amount of any tax, assessment, penalty, claim or demand respecting the Trust Fund; however, unless the Trustee shall have first been indemnified to its satisfaction or arrangements satisfactory to it shall have been made for the payment of all costs and expenses, it shall not be required to contest the validity of any tax, or to institute, maintain or defend against any other action or proceeding either at law or in equity;

                (o) Except as otherwise provided in this Trust and Plan, to do all acts, execute all instruments, take all proceedings and exercise all rights and privileges with relation to any assets constituting a part of the Trust Fund, which it may deem necessary or advisable to carry out the purposes of this Trust and Plan;

                (p) During the minority or incapacity, in either case as determined under applicable local law, of any participant, former participant or beneficiary under this Trust and Plan, to make any payment to which such person would otherwise be entitled pursuant to this Trust and Plan either to such person or to the legal guardian of such person, and the receipt of either such minor or incapacitated person or such legal guardian shall be a full discharge and acquittance to the Trustee for such payment.

                                   INVESTMENTS
                                      20-4

                (q) Upon direction by the Administrator, to purchase contracts of life insurance on the lives of key persons whose death might affect adversely the earnings of a Participating Company. Any such contracts shall be owned by the Trustee and any and all benefits, including any amounts payable upon the death of the person insured shall be payable to the Trustee and considered as an investment for the benefit of the Trust as a whole.

                20.2 INVESTMENT MANAGER. Notwithstanding any provisions of this Trust and Plan, the Company hereby retains the right to appoint, from time to time, one or more:

                (a) banks, as defined in the Investment Advisers Act of 1940;

                (b) persons registered as investment advisers under said Act; or

                (c) insurance companies qualified to perform investment advisory services under the laws of more than one state;

to act as the Investment Manager or Managers of all or such portions of the Trust Fund as the Company in its sole discretion shall direct. In order to serve as Investment Manager, any such bank, person or insurance company must state in writing to the Company and the Trustee that it meets the requirements set forth in this Section 20.2 to be an Investment Manager and that it acknowledges that it shall be a fiduciary with respect to this Trust and Plan during all periods that it shall serve as such. During any period that an Investment Manager has been appointed with respect to the Trust Fund or a portion thereof, it shall have all powers normally given to the Trustee under Section 20.1 hereof with respect to the management, acquisition or disposition of any asset of the Trust Fund, or such portion thereof and the Trustee shall have no powers, duties or obligations with respect to the

                                   INVESTMENTS
                                      20-5
investment, management, acquisition or disposition of such assets. The Company may remove any Investment Manager or change the portion of the Trust Fund at any time subject to its management by written notice to the Trustee and the Investment Manager. Any Investment Manager may resign by written notice to the Company and the Trustee. Unless the Company appoints a successor to an Investment Manager which has resigned or been removed or which is no longer managing a portion of the Trust Fund, the powers, duties and obligations of the Trustee with respect to the portion of the Trust Fund formerly managed by the Investment Manager shall be automatically restored.

                20.3 INCOME FROM INVESTMENTS. All income from investment and reinvestment made as provided in this Article XX shall be treated as principal, and investments and reinvestment shall be made without distinction between income and principal.

                20.4 PROHIBITED TRANSACTIONS. In no case shall the Trustee enter into or engage in any transaction which is defined as a prohibited transaction by Section 4975 of the Code or by Section 406 of ERISA, except to the extent any such transaction is permitted under another provision of the Code or under a valid regulation or exemption promulgated by a responsible agency of the federal government.

                                   INVESTMENTS
                                      20-6

                                   ARTICLE XXI
                                   -----------

                                 ADMINISTRATION
                                 --------------

                21.1 THE ADMINISTRATOR. The Administrator shall be any person(s), corporation or partnership, (including the Company or a Participating Company) as shall be designated in Section (38) of the Adoption Agreement. The Company shall notify the Trustee of the identity of the Administrator and of any change in the Administrator. Except as expressly set forth herein with respect to the duties and responsibilities of the Trustee, the Retirement Savings Committee, the Investment Manager or the Participating Companies, the Administrator shall administer the Trust and Plan and shall have all powers and duties granted or imposed on an "administrator" by ERISA. The Administrator shall determine any and all questions of fact, resolve all questions of interpretation of this instrument which may arise under any of the provisions of this Trust and Plan as to which no other provision for determination is made hereunder, and exercise all other powers and discretion necessary to be exercised under the terms of this Trust and Plan which it is herein given or for which no contrary provision is made. Subject to the provisions of Section 21.6, the Administrator's decision with respect to any matter shall be final and binding upon the Trustee and all other parties concerned, and neither the Administrator nor any of its directors, officers or employees, if applicable, shall be liable in that regard except for gross abuse of the discretion given it and them under the terms of

                                 ADMINISTRATION
                                      21-1
this Trust and Plan. All determinations of the Administrator shall be made in a uniform, consistent and nondiscriminatory manner with respect to all participants and beneficiaries in similar circumstances. The Administrator, from time to time, may designate one or more persons or agents to carry out any or all of its duties hereunder.

                21.2 DENIAL OF APPLICATION FOR BENEFITS. If any participant, any beneficiary, or the authorized representative of a participant or beneficiary shall file an application for benefits hereunder and such application is denied, in whole or in part, he shall be notified in writing of the specific reason or reasons for such denial unless the granting or denial of the application is in the sole discretion of the Administrator in which event the notice to the applicant shall state that the Administrator has denied the application pursuant to the exercise of its discretionary powers under the Trust and Plan. The notice shall also set forth the specific plan provisions upon which the denial is based, an explanation of the provisions of Section 21.6 hereof, and any other information deemed necessary or advisable by the Administrator.

                21.3 RETIREMENT SAVINGS COMMITTEE. The Board of the Company shall appoint the members of a Retirement Savings Committee which shall consist of three (3) or more members. Such Committee shall decide appeals of application denials as provided in Section 21.6 and shall have such other powers and duties as shall from time to time be assigned to the Committee by the Company. The members of the Committee shall remain in office at the will of the Board,

                                 ADMINISTRATION
                                      21-2
and the Board may remove any of said members, from time to time, with or without cause. A member of the Committee may resign upon written notice to the remaining member or members of the Committee and to the Company respectively. The fact that a person is a participant or a former participant or a prospective participant shall not disqualify him from acting as a member of the Committee. In case of the death, resignation or removal of any member of the Committee, the remaining members shall act until a successor-member shall be appointed by the Board of the Company. Upon request, the Company shall notify the Trustee and the Administrator in writing of the names of the original members of the Committee, of any and all changes in the membership of the Committee, of the member designated as Chairman and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Trustee and the Administrator shall be protected in assuming that there has been no change in the membership of the Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Trustee and the Administrator shall be under no obligation at any time to inquire into the membership of the Committee or its officers. All communications to the Committee shall be addressed to its Secretary at the address of the Company on file with the Trustee.

                21.4 COMMITTEE PROCEDURES. On all matters and questions, the decision of a majority of the members of the Committee shall govern and control, but a meeting need not be called or held to make any decision. The Committee shall appoint one of its members

                                 ADMINISTRATION
                                      21-3
to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Committee, and the Secretary and/or Chairman may be removed by the other members of the Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Committee. Although the Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider his acts as having been authorized by the Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Committee.

                21.5 OPERATION OF COMMITTEE. No member of the Committee shall be disqualified from acting on any question because of his interest therein. No fee or compensation shall be paid to any member of the Committee for his services as such, but the Committee shall be reimbursed for its expenses by the Participating Companies. The Committee and the Administrator may hire such attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its functions, and the expense associated with the hiring or retention of any such person or persons shall be paid directly by the Participating Companies.

                21.6 APPEAL PROCESS. Any participant, any beneficiary, or any authorized representative of a participant or beneficiary whose application for benefits hereunder has been denied, in whole

                                 ADMINISTRATION
                                      21-4
or in part, by the Administrator may upon written notice to the Committee request a review by the Committee of such denial of his application. Such review may be made by written briefs submitted by the applicant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Committee. Any such hearing shall be held in the main office of the Company on such date and at such time as the Committee shall designate upon not less than seven (7) days' notice to the applicant and the Administrator unless both of them accept shorter notice. The Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the applicant and the Administrator. After the review has been completed, the Committee shall render a decision in writing, a copy of which shall be sent to both the applicant and the Administrator. In rendering its decision, the Committee shall have full power and discretion to interpret this Trust and Plan, to resolve ambiguities, inconsistences and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, the applicant in accordance with the provisions of this Trust and Plan. Such decision shall set forth the specific reason or reasons for the decision and the specific plan provisions upon which the decision is based. Such decision shall be final and binding on the applicant, the Trustee, and the Administrator.

                21.7 LIABILITY OF COMMITTEE MEMBERS. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to any provision of this Trust and Plan

                                 ADMINISTRATION
                                      21-5
except for gross abuse of the discretion given it and them hereunder. No member of the Committee shall be liable for the act of any other member.

                                 ADMINISTRATION
                                      21-6

                                  ARTICLE XXII
                                  ------------

                         PROHIBITION AGAINST ALIENATION
                         ------------------------------

                22.1 DEFINITIONS. Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this Article XXII:

                (a) The words "alternate payee" shall mean any spouse, former spouse, child or other dependent of a participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits hereunder attributable to such participant.

                (b) The words "domestic relations order" shall mean, with respect to any participant, any judgment, decree or order (including approval of a property settlement agreement) which both:

                             (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the participant; and

                            (ii)    is made pursuant to a State domestic
                                    relations law (including a community
                                    property law).

                (c) The words "qualified domestic relations order" shall mean a domestic relations order which satisfies the requirements of Section 414(p)(1)(A) of the Code.

                22.2 GENERAL PROHIBITION ON ALIENATION. Neither any property nor any interest in any property held for the benefit of any participant, former participant or beneficiary of a participant shall be transferred, alienated, disposed of or in any manner encumbered, voluntarily, involuntarily or by operation of law, nor, to the fullest extent permitted by law, shall it be subject to attachment, execution, garnishment, sequestration or other legal or equitable process while in the possession or control of the Trustee

                                   ALIENATION
                                      22-1
except by an act of the Trustee or the participant, former participant or beneficiary specifically authorized hereunder. If by reason of any act of any participant, former participant or beneficiary, or by operation of law or by the happening of any event, or for any reason, except by an act of the Trustee or such person specifically authorized hereunder, such property or any interest therein would, except for this provision, cease to be enjoyed by such person, or if by reason of an attempt of such person to alienate, charge or encumber such property or any interest therein, or by reason of the bankruptcy or insolvency of such person, or by reason of any attachment, garnishment or other proceedings, or by reason of any order, finding or judgment of court, either at law or in equity, such property or any interest therein would, except for this provision, vest in or be enjoyed by some person, firm or corporation otherwise than as provided in this Trust and Plan, in any of such events, the trusts herein expressed concerning all of such property so payable to or held for the benefit of such person shall cease and terminate as to him. Thereafter during his life such property, subject to such interests or rights, if any, as any other person may have in or to such property as provided in this Trust and Plan, shall be held by the Trustee according to its absolute discretion, but the Trustee meanwhile may pay to or expend for the support, comfort and maintenance of such participant, former participant or beneficiary, may pay to or expend for the support, comfort and maintenance of his spouse and/or may pay to or expend for the support, comfort and

                                   ALIENATION
                                      22-2
maintenance of his child or children, such sums and such sums only, as directed by the Administrator, in writing, retaining any undistributed part of such property until such participant's, former participant's or beneficiary's death.

                22.3 DISTRIBUTION OF ASSETS ON DEATH. If any person who shall be subject to the provisions of Section 22.2 hereof shall die before receiving all of such property which he would have received except for the operation of the provisions of said Section 22.2, then, upon or after his death, such undistributed property shall be disposed of as follows:

                (a) If such person was a participant, such undistributed property shall be disposed of as provided in such participant's designation of beneficiary on file with the Trustee at the time of his death, or as provided in Section 17.8 in the event that such designation shall not provide for complete distribution of such undistributed property or no designation of beneficiary shall be on file with the Trustee; or

                (b) If such person shall be a beneficiary of a partici-pant, such undistributed property shall be dis-tributed to the person or persons who upon such beneficiary's death would be entitled to inherit such undistributed property under the laws of the state in which the deceased participant was domiciled, then in force, if such undistributed property had then belonged to such beneficiary and he had then died intestate domiciled in such state.

                22.4 NO RIGHT TO BENEFITS BY ALTERNATE PAYEE. Sections 22.2 and
22.3 above shall not be deemed to prohibit the creation, assignment or recognition of a right to any benefit under the Trust and Plan payable in respect of a participant to an alternate payee pursuant to a qualified domestic relations order.

                                   ALIENATION
                                      22-3

                22.5 NOTIFICATION OF PARTIES AND DETERMINATION WHETHER QUALIFIED. In the event the Trust and Plan is served with a domestic relations order, the Administrator shall promptly notify the concerned participant and any concerned alternate payee of the receipt of such domestic relations order and the Trust and Plan's procedures for determining whether such domestic relations order is a qualified domestic relations order. Within a reasonable time after receipt of such domestic relations order, the Administrator shall determine whether such domestic relations order is a qualified domestic relations order and shall notify the participant and any concerned alternate payee of its determination.

                22.6 INTERIM PROCEDURES. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (whether by the Administrator, a court of competent jurisdiction, or otherwise), the Administrator shall credit to a new separate account under the Trust and Plan the amounts which would have been payable to an alternate payee during such period if the order had been, during such period, determined to be a qualified domestic relations order, and shall debit the appropriate accounts of the participant with respect to whom the domestic relations order was issued for such amounts. If, within eighteen (18) months after the Trust and Plan is served with such domestic relations order, the domestic relations order (or a modification thereof) is determined to be a qualified domestic relations order, the Administrator shall hold and dispose of the amounts credited to the segregated account established with respect

                                   ALIENATION
                                      22-4
to such domestic relations order in accordance with the terms of the qualified domestic relations order. If within eighteen (18) months after the Trust and Plan is served with such domestic relations order, it is determined that the domestic relations order is not a qualified domestic relations order or the issue with respect to whether the domestic relations order is a qualified domestic relations order is not resolved, the Administrator shall transfer the amounts credited to the segregated account to the appropriate accounts maintained for the benefit of the person who would have been entitled to such amounts as though the Trust and Plan had never been served with such domestic relations order. Any determination that a domestic relations order is a qualified domestic relations order which is made after the close of the eighteen
(18) month period after the Trust and Plan was served with such domestic relations order shall be applied prospectively only.

                22.7 INVESTMENT OF SEPARATE ACCOUNT. The amounts credited to any new separate account which has been created under Section 22.6 above after the Trust and Plan is served with a domestic relations order shall be invested as the Administrator shall direct until the Administrator makes a determination whether such domestic relations order is a qualified domestic relations order.

                22.8 REVIEW PROCEDURES. Any participant or alternate payee who is affected by a domestic relations order served upon the Trust and Plan may request a review by the Retirement Savings Committee of the Administrator's determination with respect to the

                                   ALIENATION
                                      22-5
qualification or lack of qualification of such domestic relations order upon written notice to the Committee. Any such review by the Committee shall be subject to the rules and procedures set forth in Article XXI hereof.

                22.9 STATUS OF ALTERNATE PAYEE. Any alternate payee who is entitled to receive amounts from the Trust and Plan pursuant to a qualified domestic relations order shall, with respect to the Trust and Plan, to the extent of the alternate payee's interest in the Trust and Plan, have such rights as are specified in the qualified domestic relations order.

                                   ALIENATION
                                      22-6

                                  ARTICLE XXIII
                                  -------------

                              TOP-HEAVY PROVISIONS
                              --------------------

                23.1 RESTRICTIONS. During any plan year that this Trust and Plan is top-heavy as determined in accordance with Section 23.2 hereof, the special restrictions contained in Sections 23.3, 23.4, 23.5, 23.6 and 23.7 hereof shall apply.

                23.2 DETERMINATION OF TOP-HEAVY STATUS. This Trust and Plan shall be considered to be top-heavy in any plan year if, as of the determination date for such plan year, all the aggregation groups of which this Trust and Plan is a member are top-heavy groups. In the event that in any plan year this Trust and Plan is a member of an aggregation group which is not a top-heavy group, this Trust and Plan shall not be considered to be top-heavy for such plan year.

                Unless the context otherwise indicates, the following terms used herein shall have the following meanings whenever used in this Article XXIII:

                (a) "determination date" shall mean, for the first plan year, the last day thereof, and thereafter shall mean, for any other plan year, the last day of the preceding plan year;

                (b) "key employee" shall mean a "key employee" as described in Section 416(i) of the Code which is hereby incorporated by reference and which is described for informational purposes herein as any employee or former employee of a member of the Controlled Group who at any time during the plan year, or the four (4) preceding plan years is:

                           (i) an officer of a member of the Controlled Group having Total Remuneration from the Controlled Group for the plan year of determination

                                    TOP-HEAVY
                                      23-1
                        greater than Forty-Five Thousand Dollars ($45,000.00) or, if greater, fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                  (ii) a one-half of one percent (.5%) actual or constructive owner of a member of the Controlled Group who owns one of the ten (10) largest interests in a member of the Controlled Group and who is an employee of a member of the Controlled Group having Total Remuneration from the Controlled Group for the plan year of determination greater than Thirty Thousand Dollars ($30,000.00) or, if greater, the amount specified in Section 415(c)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                  (iii) a five percent (5%) actual or constructive owner of a member of the Controlled Group; or

                  (iv) a one percent (1%) actual or constructive owner of a member of the Controlled Group having Total Remuneration from the Controlled Group for the plan year of determination greater than One Hundred Fifty Thousand Dollars ($150,000.00);

                  provided that any such employee also performed service for a member of the Controlled Group during the five (5) plan year period ending on the determination date; and provided that an amount held for the beneficiary of a key employee who is deceased shall be deemed to be an amount held for a key employee;

            (c) "non-key employee" shall mean any employee of a member of the Controlled Group who is not a key employee including any employee who was formerly a key employee;

            (d) "permissive aggregation group" shall mean the required aggregation group plus each pension, profit sharing and stock bonus plan of a member of the Controlled Group, including each such plan

                                    TOP-HEAVY
                                      23-2
                  terminated during the five (5) year period ending on the determination date, which, when considered as a group with the required aggregation group, would continue to comply with Sections 401(a)(4) and 410 of the Code;

            (e) "present value" shall be based only on the interest and mortality rates set forth in Section (40)(b) of the Adoption Agreement;

            (f) "required aggregation group" shall mean each pension, profit sharing and stock bonus plan of a member of the Controlled Group, including each such plan terminated during the five (5) year period ending on the determination date, in which a key employee is a participant and each other pension, profit sharing and stock bonus plan which enables such plans to meet the requirements of Section 401(a)(4) or 410 of the Code; and

            (g) "top heavy group" shall mean any aggregation group if the sum, as of the determination date, of:

                  (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group; and

                  (ii) the aggregate of the account balances of key employees under all defined contribution plans included in such group;

                  exceeds sixty percent (60%) of a similar sum determined for all participants, former participants and beneficiaries permitted to be taken into account pursuant to Section 416(g) of the Code, with such values being determined for each plan as of the most recent valuation date occurring within the twelve (12) month period ending on the determination date and subject to appropriate adjustments under said Section 416(g) and lawful regulations issued thereunder, including the requirement that benefits and accounts of an employee be increased by the aggregate distributions with respect to such employee during the five (5) year period ending on the determination date;

            (h) "valuation date" means the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio, as selected in Section (40)(c) of the Adoption Agreement.

                                    TOP-HEAVY
                                      23-3

                In making any of the aforementioned determinations, contributions due but unpaid as of the determination date shall be included in determining the value of account balances, if any. In addition, the present value of cumulative accrued benefits shall be determined as if they accrued no more rapidly than the slowest rate of accrual permitted under the fractional rule of Section 411(b)(1)(C) of the Code utilizing the actuarial factors and assumptions set forth in Section (40)(b) of the Adoption Agreement. Furthermore, for purposes of making the aforementioned calculations with respect to defined benefit plans, proportional subsidies, and benefits not relating to retirement benefits such as pre-retirement death and disability benefits and post retirement medical benefits, are to be disregarded but nonproportional subsidies are to be taken into account.

                23.3 TOP-HEAVY MINIMUM CONTRIBUTIONS. During any plan year that this Trust and Plan is top-heavy, a Participating Company shall make a contribution on behalf of each non-key employee employed by the Participating Company who is a participant on the allocation date coinciding with the last day of such year or was a participant whose employment terminated on or as of said allocation date which is at least equal to the greater of (a) or (b) below, where:

                (a)        equals the lesser of (i) or (ii) below, where:

                           (i) equals three percent (3%) of the non-key employee's Total Remuneration from the Controlled Group during the plan year; and

                          (ii) equals the largest percentage of Total Re-muneration from the Controlled Group (dis-

                                    TOP-HEAVY
                                      23-4
                                    regarding any such Total Remuneration in excess of Two Hundred Thousand Dollars ($200,000.00) per plan year per key employee) provided to any key employee by the contributions of the Participating Companies; and

                (b) equals such other percent of the non-key employee's Total Remuneration from the Controlled Group as may be necessary to satisfy the requirements of Section 401 and 416 of the Code as prescribed by the Secretary of the Treasury in lawful regulations.

For purposes of determining the percentage set forth in subsection (a)(ii) above, a Participating Company's contribution made pursuant to Sections 5.1 and
6.3 hereof for a key employee shall be taken into account, but a Participating Company's contribution made pursuant to Sections 5.1 and 6.3 hereof on behalf of a non-key employee shall not be taken into account in determining compliance with this Section 23.3.

                If this Trust and Plan is top-heavy for a plan year and if a participant who is a non-key employee is also a participant in any other defined contribution plan or any defined benefit plan maintained by a Participating Company, the top-heavy minimum benefit shall be provided pursuant to Section
(40)(a) of the Adoption Agreement.

                23.4 TOP-HEAVY VESTING. The Vested Percentage of a participant who is employed during a plan year during which the Trust and Plan is top-heavy shall be determined in accordance with the table specified in Section (21) of the Adoption Agreement. Notwithstanding anything herein to the contrary, this provision shall not apply to the account of any participant who does not work

                                    TOP-HEAVY
                                      23-5
an hour of service for a member of the Controlled Group after the Trust and Plan initially becomes top-heavy.

                23.5 VESTING UPON CESSATION OF TOP-HEAVY STATUS. Except as provided in the next sentence, in the event that this Trust and Plan shall have been top-heavy for one (1) or more plan years and shall thereafter cease to be top-heavy, the Vested Percentage of each participant shall again be determined pursuant to Section (20) of the Adoption Agreement; provided, however, that in no event may a change in the Trust and Plan's top-heavy status cause the Vested Percentage of any participant to be reduced. In the event that this Trust and Plan shall have been top-heavy and shall thereafter cease to be top-heavy, each participant who had completed three (3) or more years of vesting service on the date this Trust and Plan ceased to be top-heavy shall continue to be covered by the vesting schedule set forth in Section (21) of the Adoption Agreement.

                23.6 DETERMINATION OF SUPER TOP-HEAVY PLAN. This Trust and Plan shall be considered to be super top-heavy in any plan year if, as of the determination date for such plan year, all the aggregation groups of which this Trust and Plan is a member are super top-heavy groups. The foregoing determination shall be made as provided in Section 23.2 above for the calculation of top-heavy status, except that for purposes of this Section 23.6, subparagraph (g) of said Section 23.2 shall be modified by the substitution of the words "super top-heavy group" for the words "top-heavy group" in said subparagraph (g) and by the substitution of the percentage

                                    TOP-HEAVY
                                      23-6

"ninety percent (90%)" for the percentage "sixty percent (60%)" in said subparagraph (g).

                23.7 LIMITATIONS ON ANNUAL ADDITIONS UNDER TOP-HEAVY PLAN. During any plan year that this Trust and Plan is top-heavy or super top-heavy, the limitations on annual additions and annual benefits set forth in Article XXIV hereof shall be modified by the substitution of the phrase "one hundred percent (100%)" for the phrase "one hundred twenty-five percent (125%)" wherever the latter phrase appears in Article XXIV and by the substitution of the amount "Forty-One Thousand Five Hundred Dollars ($41,500)" for the amount "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875)" wherever the latter amount appears in Article XXIV. Notwithstanding the previous sentence, the modifications set forth in this Section 23.7 shall not apply for a plan year if the Trust and Plan is top-heavy but not super top-heavy for such plan year and if the amount contributed for each participant who is a non-key employee is computed by substituting the percentage "4%" for "3%" in Section 23.3(a) above. In the event that the annual additions or annual benefits of a key employee shall be in excess of the limitations on annual additions or annual benefits as described in Article XXIV hereof as modified herein, no contributions shall be allocated to such participant's accounts under this Trust and Plan until he is brought into compliance or this Trust and Plan ceases to be top-heavy or super top-heavy, as the case may be.

                                    TOP-HEAVY
                                      23-7

                                  ARTICLE XXIV
                                  ------------

                         LIMITATIONS ON ANNUAL ADDITIONS
                         -------------------------------

      24.1 DEFINITIONS. Unless the context otherwise indicates, the following terms shall have the following meanings whenever used in this Article XXIV:

      (a) The words "annual additions" shall mean with respect to each participant the sum of the following amounts in any plan year:

            (i) the contributions of the Company or a Related Employer credited to his accounts with respect to such plan year under all defined contribution plans of the Company or any Related Employer (whether or not terminated) which plans meet the requirements of Section 401(a) of the Code, including, but not limited to, other defined contribution regional prototype plans;

            (ii) forfeitures creditable to his accounts under all such defined contribution plans of the Company or any Related Employer (whether or not terminated) with respect to such plan year;

            (iii) an amount determined as follows:

                  (A) for each limitation year beginning prior to January 1, 1976, such amount shall be equal to (1) minus (2), where:

                        (1) equals such participant's contributions with respect to such limitation year to any plan of the Company or any Related Employer (whether or not terminated), which plan met the requirements of
                              Section 401(a) of the Code; and

                        (2) equals ten percent (10%) of the aggregate of the participant's Total Remuneration from the Company and all Related Employers with respect to such limitation year and all prior limitation years during which

                                   LIMITATIONS
                                      24-1
                        he was a participant in any such plan minus the aggregate contributions made by him in all such prior limitation years; or

                  (B) for each limitation year beginning after December 31, 1975 but before December 31, 1986, such amount shall be equal to the lesser of:

                        (1) the amount, if any, by which his own contributions (excluding deductible voluntary contributions and rollover contributions, if any) with respect to any such limitation year under all plans of the Company and any Related Employer (whether or not terminated), which plans meet the requirements of
                              Section 401(a) of the Code, shall exceed six percent (6%) of his Total Remuneration from the Company and all Related Employers with respect to such limitation year; or

                        (2) one-half (1/2) of such participant's contributions (excluding deductible voluntary contributions and rollover contributions, if any) with respect to such limitation year under all plans of the Company and all Related Employers (whether or not terminated), which plans meet the requirements of
                              Section 401(a) of the Code; or

                  (C) for each limitation year beginning after December 31, 1986, such amount shall be equal to such participant's contributions (excluding deductible voluntary contributions and rollover contributions, if any) with respect to such limitation year under all plans of the Company and all Related Employers (whether or not terminated), which plans meet the requirements of
                        Section 401(a) of the Code; and

            (iv) unless the provisions of this Section 24.1(a)(iv) cease to be required by the Code, amounts allocated, in plan years beginning after March 31, 1984, to an individual medical

                                   LIMITATIONS
                                      24-2
                  account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Company or any Related Employer and amounts derived from contributions paid or accrued after December 31, 1985, in plan years ending after such date, which are attributable to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company or any Related Employer.

      (b) The words "defined benefit plan fraction" shall mean, for any participant with respect to any limitation year, a fraction:

            (i) the numerator of which is the sum of his Projected Annual Benefit under all defined benefit pension plans of the Company and all Related Employers (whether or not terminated), which plans meet the requirements of Section 401(a) of the Code; and

            (ii)  the denominator of which shall equal the greater of (A) and
                  (B) where:

                  (A)   equals (1) multiplied by (2) below, where:

                        (1)   equals the lesser of (I) or (II), where:

                              (I)   equals, except as otherwise provided in
                                    Section 23.7 hereof, one hundred twenty-five percent (125%) of the quantity Ninety Thousand Dollars ($90,000) plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Sections 415(b) and 415(d) of the Code; and

                             (II) equals one hundred forty percent (140%) of one-third (1/3) of the participant's Total Remuneration from the Company and all Related

                                   LIMITATIONS
                                      24-3

                                    Employers during the three (3) consecutive limitation years during which such total is highest, assuming in the case of a participant who is an employee of the Company or a Related Employer that he continues to earn remuneration until his normal retirement date in the same amount as during such limitation year; and

                           (2) equals a fraction, the numerator of which shall be the years of vesting service (or parts thereof) he shall have on his normal retirement date, up to but not in excess of ten (10) years, and the denominator of which shall equal ten (10); and

                  (B) equals, except as otherwise provided in Section 23.7 hereof, one hundred twenty-five percent (125%) of the participant's accrued annual benefit under all defined benefit pension plans of the Company and all Related Employers which were in existence on May 6, 1986 (whether or not terminated) calculated at the end of the last limitation year beginning prior to January 1, 1987 in accordance with the terms and provisions of such plans as in effect on May 5, 1986.

         (c) The words "defined contribution plan fraction" shall mean for any participant with respect to any limitation year a fraction:

                  (i) except as otherwise provided in Section 24.1(c)(iv) hereof, the numerator of which shall be equal to the sum of:

                           (A) the sum of the least of the following amounts for each limitation year which began prior to January 1, 1976:

                                    (1)      his annual additions for such
                                             limitation year;

                                    (2)      twenty-five percent (25%) of his
                                             Total Remuneration from the Company

                                   LIMITATIONS
                                      24-4
                                             and all Related Employers for such
                                             limitation year; or

                                    (3)      Twenty-Five Thousand Dollars
                                             ($25,000); plus

                           (B) the sum of its annual additions in each limitation year beginning after December 31, 1975; and

                  (ii) except as otherwise provided in Section 24.1(c)(iv) hereof, the denominator of which shall equal the sum of the following amounts for each limitation year that the participant was an employee of the Company and any Related Employer (regardless of whether a defined contribution plan was maintained by the Company and any Related Employer):

                           (A) for limitation years which began prior to January 1, 1976, the lesser of:

                                    (1)      one hundred twenty-five percent
                                             (125%) of Twenty-Five Thousand
                                             Dollars ($25,000); or

                                    (2)      thirty-five percent (35%) of the
                                             participant's Total Remuneration
                                             from the Company and all Related
                                             Employers for such limitation year;

                           (B) except as otherwise provided in Section 23.7 hereof, for limitation years which began on or after January 1, 1976 and prior to January 1, 1983, the lesser of:

                                    (1)      one hundred twenty-five percent
                                             (125%) of Twenty-Five Thousand
                                             Dollars ($25,000) plus any increase
                                             for cost-of-living as determined
                                             from time to time pursuant to
                                             regulations issued by the Secretary
                                             of the Treasury or his delegate
                                             pursuant to Section 415(d) of the
                                             Code; or

                                    (2)      thirty-five percent (35%) of the
                                             participant's Total Remuneration
                                             from the Company and all Related
                                             Employers for such limitation year;
                                             and

                                   LIMITATIONS
                                      24-5

                           (C) except as otherwise provided in Section 23.7 hereof, for limitation years which begin on or after January 1, 1983, the lesser of:

                                    (1)      one hundred twenty-five percent
                                             (125%) of Thirty Thousand Dollars
                                             ($30,000) plus any increase for
                                             cost-of-living as determined from
                                             time to time pursuant to
                                             regulations issued by the Secretary
                                             of the Treasury or his delegate
                                             pursuant to Section 415(d) of the
                                             Code; or

                                    (2)      thirty-five percent (35%) of the
                                             participant's Total Remuneration
                                             from the Company and all Related
                                             Employers for such limitation year;

                  (iii) if the sum of the defined benefit plan fraction and the defined contribution plan fraction, computed as provided herein but as of the last day of the last limitation year beginning before January 1, 1983, exceeds one (1.0), then the numerator of the defined contribution plan fraction shall be reduced, but not below zero (0), so that such sum does not exceed one (1.0). A like reduction also will be made as of the 1st day of the last limitation year beginning before January 1, 1984 if, as of such date, the sum of the defined benefit fraction and the defined contribution fraction, computed as provided herein but as of such day, exceeds one (1.0). Such reductions shall be made in accordance with lawful regulations prescribed by the Secretary of the Treasury or his delegate as mandated by Section 235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982;

                  (iv) if an employee was a participant in the Trust and Plan as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by a Participating Company which were in existence on May 6, 1986, and the sum of the defined benefit plan fraction and the defined contribution plan fraction, computed as provided herein but as of the last day of the last limitation year beginning before January 1, 1987 (and disregarding any changes

                                   LIMITATIONS
                                      24-6
                           in the terms and conditions of the Trust and Plan made after May 5, 1986), exceeds one (1.0), then the numerator of the defined contribution plan fraction shall be reduced, but not below zero (0), so that such sum does not exceed one (1.0); and

                  (v) if the Company so elects, with respect to any limitation year ending after December 31, 1982, the denominator of the defined contribution plan fraction for each participant for all limitation years ending before January 1, 1983 shall equal the product of (A) multiplied by (B), where:

                           (A)      equals the sum of the lesser of the
                                    following amounts for each limitation year that the participant was an employee of the Company or any Related Employer through the limitation year ending in 1982:

                                    (1)      twenty-five percent (25%) of the
                                             Total Remuneration he received from
                                             the Company and all Related
                                             Employers for such limitation year;
                                             or

                                    (2)      Twenty-Five Thousand Dollars
                                             ($25,000) plus any increase for
                                             cost-of-living as determined from
                                             time to time pursuant to
                                             regulations issued by the Secretary
                                             of the Treasury or his delegate
                                             pursuant to Section 415(d) of the
                                             Code; and

                           (B) except as otherwise provided in Section 23.7 hereof, equals a fraction,

                                    (1)      the numerator of which is the
                                             lesser of:

                                             (I) Fifty-One Thousand Eight
                                                 Hundred Seventy-Five Dollars
                                                 ($51,875); or

                                             (II) thirty-five percent (35%) of
                                                  the Total Remuneration of the
                                                  Participant for the limitation
                                                  year ended in 1981; and

                                   LIMITATIONS
                                      24-7

                                    (2)      the denominator of which is the
                                             lesser of:

                                              (I)    Forty-One Thousand Five
                                                     Hundred Dollars ($41,500);
                                                     or

                                             (II)    twenty-five percent (25%)
                                                     of the Total Remuneration
                                                     of the participant for
                                                     such limitation year.

                (d) The words "limitation year" shall have the same meaning as that set forth in Section (11) of the Adoption Agreement.

                (e) The words "Projected Annual Benefit" shall mean, with respect to each participant or former participant, the annual amount which would be payable to him under all defined benefit pension plans of the Company and all Related Employers (excluding amounts attributable to deductible voluntary contributions and rollover contributions, if any) if he were to continue to be employed until his normal retirement date in the position, if any, he held and at the rate of compensation, if any, he was receiving on the last day of the limitation year with respect to which such participant's "Projected Annual Benefit" is being computed and if he were to receive his pension as follows:

                           (i) if the participant is not married, on a life annuity basis; or

                           (ii) if the participant is married, on a 100% joint and survivor basis with his spouse.

                24.2 LIMITATION ON BENEFITS. In any event, the maximum amount of Participating Company contributions, pre-tax contributions and after tax contributions which can be credited annually to the account or accounts of any participant for any limitation year beginning on or after January 1, 1987 shall be such amount which limits his annual additions for such year under this Trust and Plan to an amount which, when combined with his annual additions, if any, under all other pension, profit sharing and stock bonus plans

                                   LIMITATIONS
                                      24-8
of the Company or any Related Employer which meet the requirements of Section 401(a) of the Internal Revenue Code, shall not exceed the least of the following amounts:

                (a) Twenty-five percent (25%) of the participant's Total Remuneration from the Company and all Related Employers during such plan year;

                (b) Thirty Thousand Dollars ($30,000) or, if greater, twenty-five percent (25%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time by the Secretary of Treasury of his delegate); or

                (c) The amount which will cause the sum of the participant's defined benefit plan fraction and defined contribution plan fraction to equal one (1.0).

                24.3 REDUCTION OF EXCESS BENEFITS. In the event a participant who has excess annual additions is also a participant under another qualified plan sponsored by a member of the Controlled Group, adjustment under Section 415 of the Code shall be made in the order set forth in Section (41) of the Adoption Agreement.

                24.4 SUSPENSE ACCOUNT. In the event that, after the application of any other provisions of this Trust and Plan, there still remain Participating Company contributions made pursuant to Articles V and VI hereof which, if allocated to a participant, would be in excess of the limits on annual additions set forth in Section 24.2 hereof and which arise as a result of the allocation of forfeitures, a reasonable error in estimating a participant's compensation or other limited facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of

                                   LIMITATIONS
                                      24-9
the rules set forth in this Section 24.4, such excess amounts shall be used in the next plan year and any succeeding plan years, as necessary, to reduce Participating Company contributions which would otherwise be made for such participant in such plan year or years. In the event such a participant terminates employment at a time when excess amounts still remain on his behalf, such excess amounts shall be used to reduce the Participating Company contributions of all participants who are then eligible.

                Until any excess amounts described above are used to reduce Participating Company contributions, they shall be held in a suspense account. Such suspense account shall not be subject to the periodic valuation procedure described in Article XI hereof and will in no event be adjusted to take account of the income and/or gains or losses of the investment funds of the Trust Fund. Notwithstanding any other provisions of this Trust and Plan to the contrary (and specifically Section 28.6 hereof), in the event this Trust and Plan is terminated at a time when there are amounts credited to a suspense account pursuant to this Section 24.4, such amounts shall be returned to the contributing Participating Company. In the event that amounts representing pre-tax contributions are returned to a Participating Company hereunder, the Participating Company shall make payments to the participants on whose behalf such contributions were made equal to the total of said refunded amounts.

                                   LIMITATIONS
                                      24-10

                                   ARTICLE XXV
                                   -----------

                     ROLLOVERS AND TRANSFERS INVOLVING OTHER
                     ---------------------------------------

                           QUALIFIED RETIREMENT PLANS
                           --------------------------

         25.1 ROLLOVERS AND TRANSFERS FROM OTHER TAX QUALIFIED PLANS. If the Company so elects, pursuant to Section (36) of the Adoption Agreement, and in the event that:

         (a) any employee of a Participating Company shall have been, prior to his becoming an employee of a Participating Company, a participant under another qualified retirement plan which met the requirements of Section 401(a) of the Code; and

         (b)      either:

                  (i) the custodian or trustee of the assets held pursuant to said plan on behalf of said employee; or

                  (ii) the custodian or trustee of the assets of an individual retirement account established pursuant to
                           Section 408 of the Code to hold the assets distributed to said employee from said plan; or

                  (iii) the employee who holds assets distributed to him during the preceding sixty (60) days from such plan or from an individual retirement account described in paragraph (i) above;

                  shall agree to transfer said assets to the Trustee hereunder; and

         (c) the assets to be so transferred shall not be made available to said employee in the course of the transfer except to the extent permitted by paragraph (b)(iii) above; and

         (d) the Administrator consents to the transfer; the Trustee hereunder shall accept such transferred assets and hold and administer them pursuant to the terms and provisions of this Trust and Plan and this Article XXV. Upon the receipt of said

                               ROLLOVERS/TRANSFERS
                                      25-1
assets, the Trustee shall credit such amount to a rollover account established for the employee on whose behalf the assets were so transferred.

                25.2 TRANSFER TO ANOTHER QUALIFIED RETIREMENT PLAN. In the event that:

                (a) any participant hereunder shall terminate his employment and subsequently become a participant under the qualified retirement plan of another employer, which plan satisfies the requirements of
                           Section 401 of the Code;

                (b) said former participant shall have amounts credited to an account held for him hereunder which have not been distributed to the former participant and which are distributable to the former participant;

                (c)        either:

                             (i) the custodian or trustee of the assets of such other plan shall apply to the Trustee hereunder for transfer to it of assets held pursuant to this Trust and Plan representing said former participant's accounts; or

                            (ii) such other plan shall provide for the receipt of assets transferred to it from other qualified retirement plans;

                (d) the assets to be transferred shall not be made available to said participant in the course of the transfer except to the extent permitted by Section 402(a)(5) of the Code; and

                (e)        the Administrator shall consent to such transfer;
the Trustee hereunder agrees to transfer to the applying trustee an amount equal to the participant's vested interest plus the balance in his personal accounts on the date of transfer. Said transfer shall not be made until the Administrator is assured to its full satisfaction that the participant's interest to be transferred shall be fully vested and nonforfeitable under the terms of such

                               ROLLOVERS/TRANSFERS
                                      25-2
other plan, and that said interest shall neither be alienable, nor otherwise subject to disposition or encumbrance by the participant.

                               ROLLOVERS/TRANSFERS
                                      25-3

                                  ARTICLE XXVI
                                  ------------

                             PARTICIPATING COMPANIES
                             -----------------------

                26.1 IDENTITY OF PARTICIPATING COMPANIES. The Company shall specify the Participating Companies in Section (6) of the Adoption Agreement. Thereafter, in accordance with Section (6) of the Adoption Agreement, a member of the Controlled Group shall either automatically or with the approval of the Board of the Company and the action of the Board of the member of the Controlled Group (both of which actions may be ratification of prior actions of the Company and Participating Company) become a Participating Company. Each such Participating Company shall sign a document agreeing to be bound by the terms and provisions of this Trust and Plan. In such latter event, such Participating Company and its Adoption Date shall be added to the Adoption Agreement. Participating Companies which are specified in Section (6) of the Adoption Agreement and which cease to be Participating Companies shall also have their cessation dates set forth.

                26.2 AUTHORITY OF COMPANY. The Company is hereby fully empowered to act on behalf of itself and the other Participating Companies as it may deem appropriate in maintaining the Trust and Plan. Without limiting the generality of the foregoing, such actions include obtaining and retaining tax qualified status for such Trust and Plan and appointing attorneys-in-fact in pursuit thereof. Furthermore, the adoption by the Company of any amendment to the Trust and Plan or the termination thereof, will constitute

                             PARTICIPATING COMPANIES
                                      26-1
and represent, without any further action on the part of any Participating Company, the approval, adoption, ratification or confirmation by each Participating Company of any such amendment or termination. In addition, the appointment of or removal by the Company of any member of the Retirement Savings Committee, any Administrator, Trustee, Investment Manager or other person under the Trust and Plan shall constitute and represent, without any further action on the part of any Participating Company, the appointment or removal by each Participating Company of such person.

                             PARTICIPATING COMPANIES
                                      26-2

                                  ARTICLE XXVII
                                  -------------

                            AMENDMENT AND TERMINATION
                            -------------------------

                27.1 POWER TO AMEND AND TERMINATE PLAN. This Trust and Plan may be modified, altered, amended or changed by Calfee, Halter & Griswold to conform the Trust and Plan with changes in the Code, regulations, revenue rulings and other guidelines published by the Internal Revenue Service, to correct the Trust and Plan as approved by the Internal Revenue Service or to conform the Trust and Plan with changes in regulations and other guidelines published by any other agency of the federal government. Any such amendment shall be made with respect to all Participating Companies at any time or from time to time without the consent of any Participating Company. However, no rights of participants, former participants or beneficiaries receiving benefits under this Trust and Plan and no other vested rights under this Trust and Plan shall in any way be modified except that such rights may be modified if such a modification is necessary to establish or to continue the qualified status of this Trust and Plan under the terms of Section 401 of the Code or its successor section or sections. This Trust and Plan may be modified and amended retroactively, if necessary. After an amendment is adopted, a copy shall be furnished to the Company and the Trustee.

                The Company may change the choice of options in the Adoption Agreement and add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or

                            AMENDMENT AND TERMINATION
                                      27-1

Section 416 of the Code because of the required aggregation of multiple plans. In addition, the Company may add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Trust and Plan to be treated as individually designed. In the event that the Company amends the Trust and Plan for any other reason, it will no longer participate in this regional prototype plan and will be considered to have an individually designed plan.

                The Trust and Plan may not be amended nor may the choice of options in the Adoption Agreement be changed in a manner which has the effect of eliminating any optional method of distribution previously made available pursuant to the terms of Article XVIII or Article XVIII-A, as the case may be, or pursuant to the choice of options made in Section (28) of the Adoption Agreement, as the case may be.

                27.2 CHANGES IN VESTING PROVISIONS. If the Company changes the choice of options in Section (20) of the Adoption Agreement relating to the determination of a participant's Vested Percentage, each participant with at least three (3) years of service with a member of the Controlled Group, determined without regard to the provisions of Sections 3.1(f) or 3.2(d) hereof regarding the exclusion of periods of service or years of vesting service, as the case may be, may elect to have his Vested Percentage determined without regard to such change. The period during which a participant may make such an election shall begin on

                            AMENDMENT AND TERMINATION
                                      27-2
the date said change is adopted and shall end on the latest of the following dates:

                (a) The date which is sixty (60) days after the day such change is adopted;

                (b) The date which is sixty (60) days after the day such change becomes effective; or

                (c) The date which is sixty (60) days after the day the Company or the Administrator notifies such participant in writing of such change.

Notwithstanding any provision in this Trust and Plan to the contrary, a participant's Vested Percentage immediately after a change in the choice of options in the Adoption Agreement relating to the determination of a participant's Vested Percentage shall not be less than such participant's Vested Percentage immediately prior to such change.

                27.3 TERMINATION OF PLAN. Upon termination of this Trust and Plan with respect to any Participating Company, all assets of the Trust or of each investment fund, if investment funds have been established pursuant to
Article IX hereof, held on behalf of participants whose accounts are invested in the Trust or investment fund, after deduction therefrom of such Participating Company's proportionate share of any accrued expenses and fees of the Trustee and any expenses and fees relating to such termination incurred or to be incurred by the Trustee, shall be allocated among the then existing accounts of participants. Each such account shall be allocated that portion of such assets of the Trust or of each investment fund, if investment funds have been established pursuant to Article IX hereof, which bears the same relationship to the

                            AMENDMENT AND TERMINATION
                                      27-3
total of the assets of the Trust or investment fund as the amount then standing credited to such account bears to the total amounts then standing credited to all accounts of participants whose accounts are invested under the Trust or investment fund. All such amounts allocated to the accounts of participants employed by such Participating Company at the time of termination of this Trust and Plan with respect to such Participating Company shall be fully vested and nonforfeitable. The amounts thus allocated shall be forthwith distributed to the participant for whose benefit the accounts were established if he is living on the date of termination or, if he shall have died before distribution, to his death beneficiary.

                Upon termination of this Trust and Plan with respect to any Participating Company, all insurance policies shall be delivered, and all rights therein transferred, to the participants for whose benefit they were purchased. The Administrator may direct that any spendthrift provisions contained in such insurance contracts shall be continued in effect or terminated.

                27.4 PARTIAL TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Upon the partial termination of this Trust and Plan or upon complete discontinuance of contributions to this Trust and Plan, if the Company has executed a profit sharing plan Adoption Agreement, by any Participating Company, all amounts allocated at the time or such partial termination or complete discontinuance to the accounts of participants affected by such partial termination or complete discontinuance shall be fully

                            AMENDMENT AND TERMINATION
                                      27-4
vested and nonforfeitable. However, after any such partial termination or complete discontinuance of contributions the Trustee shall continue to administer this Trust and Plan in the manner in which this Trust and Plan was administered before any such partial termination and a participant shall only be entitled to receive benefits upon the occurrence of an event which under the terms of this Trust and Plan would entitle him to receive such benefits. For purposes of this Section 27.4, no event shall be a "partial termination" unless:
(a) the Company has so designated such event in writing delivered to the Trustee; or (b) such event has been finally and expressly determined to be a partial termination within the meaning of Section 411(d) of the Code, as amended, in an administrative or judicial proceeding to which both the Company and the Commissioner of Internal Revenue or his delegate were parties.

                            AMENDMENT AND TERMINATION
                                      27-5

                                 ARTICLE XXVIII
                                 --------------

                                  MISCELLANEOUS
                                  -------------

                28.1 SPECIAL RULE RELATING TO OWNER-EMPLOYEES. If this Trust and Plan provides contributions or benefits for one or more owner-employees who control both the business for which this Trust and Plan is established and one or more other trades or businesses, this Trust and Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

                If this Trust and Plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for owner-employees under this Trust and Plan.

                If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not part of a Controlled Group and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

                                  MISCELLANEOUS
                                      28-1

                For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to a control a trade or business if the owner-employee, or two or more owner-employees together:

                (a) own the entire interest in an unincorporated trade or business; or

                (b) in the case of a partnership, own more than 50 percent or either the capital interest or the profits interest in the partnership.

                For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

                28.2 INSURANCE COMPANY NOT A PARTY. No insurance company shall be deemed to be a party to this Trust and Plan for any purpose, nor shall it be responsible for the validity of this Trust and Plan. No such company shall be required to look into the terms of this Trust and Plan or question any action of the Trustee hereunder, nor be responsible to see that any action of the Trustee is authorized by the terms of this Trust and Plan. Any such insurance company shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, or for any change made or action taken by such insurance company upon such direction, and no insurance company shall be obligated to see the distribution or further application of any moneys so paid by it. The certificate

                                  MISCELLANEOUS
                                      28-2
of the Trustee may be received by any insurance company as conclusive evidence of any of the matters mentioned in this Trust and Plan, and each insurance company shall be fully protected in taking or permitting any action on the faith thereof and shall incur no liability or responsibility for doing so.

                28.3 BANKRUPTCY OR INSOLVENCY. In the event a Participating Company shall at any time be judicially declared bankrupt or insolvent, or in the event of its dissolution, merger or consolidation without any provisions being made for the continuation of this Trust and Plan, the Trust and Plan created hereunder shall terminate as to participants employed by such Participating Company and the Trustee shall make distributions as provided in
Section 27.2 hereof.

                28.4 MERGERS, CONSOLIDATIONS AND TRANSFERS OF ASSETS. In the event the Trust and Plan shall merge or consolidate with, or transfer any of its assets or liabilities to any other plan, each participant shall be entitled to receive, if the Trust and Plan were terminated immediately thereafter, a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Trust and Plan had then terminated, in accordance with Section 414(1) of the Code and
Section 208 of ERISA and any lawful regulations issued thereunder.

                28.5 NO EMPLOYMENT, LEGAL OR EQUITABLE RIGHT CREATED. Neither anything contained herein, nor any contribution made hereunder, nor any other acts done in pursuance of this Trust and

                                  MISCELLANEOUS
                                      28-3

Plan, shall be construed as entitling any participant to be continued in the employ of a member of the Controlled Group for any period of time nor as obliging a member of the Controlled Group to keep any participant in its employ for any period of time, nor shall any employee of a member of the Controlled Group nor anyone else have any rights whatsoever, legal or equitable, against the Participating Companies or the Trustee as a result of this Trust and Plan except those expressly granted to him hereunder.

                28.6 PROHIBITION ON REVERSIONS. No contribution or payment by a Participating Company to the Trustee of this Trust and Plan, nor any income of the Trust Fund, shall in any event revert or be credited to or be used for the benefit of a Participating Company, and all such contributions, payments and income shall be used solely and exclusively for the benefit of the participants and their beneficiaries under this Trust and Plan, except that the Trustee shall return to a Participating Company upon written request of a Participating
Company:

                (a) any contributions made by the Participating Company by a mistake of fact, provided such contributions are returned to the Participating Company within one (1) year after the date such contributions were made;

                (b) any contributions made for plan years during which this Trust and Plan does not initially qualify under Section 401(a) of the Code, provided such contributions are returned to the Participating Company within one (1) year after the date of denial of qualification but only if the application for qualification is made by the time prescribed by law for the filing of the Participating Company's tax return for the taxable year in which the plan is adopted or such later date as the Secretary of the Treasury may prescribe; and


                                  MISCELLANEOUS
                                      28-4

                (c) any contributions, to the extent that their deduction is disallowed under Section 404 of the Code, provided that such disallowed contributions are returned to the Participating Company within one (1) year after the disallowance of the deduction.

Notwithstanding the foregoing, any contributions or part thereof described in
(a), (b) or (c) above that are made to the Trust and Plan by a Participating Company pursuant to a participant's election under Section 5.1 hereof shall not be returned to the Participating Company, but shall instead be returned to the participant at whose election such contributions were made.

                28.7 SPOUSAL CONSENT. Notwithstanding any provision of this Trust and Plan to the contrary, the Administrator, where required by law or where it deems appropriate, may require spousal consent for actions taken, elections made, or the exercise of any rights by a married participant under this Trust and Plan. Any consent by a spouse pursuant to this Section 28.7 shall be made in accordance with Section 28.8 hereof.

                28.8 PROCEDURES FOR SPOUSAL CONSENT. If any provision of this Trust and Plan shall require the consent of the spouse of a participant, such consent shall be in writing with the signature of the spouse notarized or witnessed by the Administrator. Notwithstanding any provision hereof to the contrary, the consent of the spouse shall not be necessary if it is established to the satisfaction of the Administrator that the signature of the spouse cannot be obtained either because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by lawful regulations. Any consent given by

                                  MISCELLANEOUS
                                      28-5
a spouse pursuant to this Section 28.8 shall be effective only with respect to such spouse and shall not be effective with respect to any other spouse of such participant.

                28.9 GENDER. Whenever any pronoun is used herein, it shall be construed to include the masculine pronoun, the feminine pronoun or the neuter pronoun as shall be appropriate.

               28.10 HEADINGS. The headings and subheadings used in the Trust and Plan are for convenience only and shall not be deemed controlling in any conflict involving interpretation of the Trust and Plan.

               28.11 INDEMNIFICATION. The Participating Companies shall jointly and severally indemnify, defend and hold harmless any officers, employees or directors or former officers, employees or directors of the Participating Companies for all acts taken or omitted in carrying out the responsibilities of the Company, Participating Companies, Administrator, Retirement Savings Committee or Trustee under the terms of this Trust and Plan or other responsibilities imposed upon such individuals by ERISA or regulations, rulings or pronouncements of any nature promulgated thereunder. This indemnification for all acts or omissions is intentionally broad, but shall not provide indemnification for embezzlement or diversion of funds for the benefit of any such individuals, nor shall it provide indemnification for excise taxes imposed under Section 4975 of the Code. The Participating Companies shall indemnify such individuals for expenses of defending an action by a participant, beneficiary, government

                                  MISCELLANEOUS
                                      28-6
entity or other person, including all legal fees and other costs of such defense. The Participating Companies will also reimburse such an individual for any monetary recovery in a successful action against any such person in any federal or state court or arbitration. In addition, if the claim is settled out of court with the concurrence of the Company, the Participating Companies shall indemnify such person for any monetary liability under said settlement. Notwithstanding the foregoing provisions of this Section 28.11, no indemnification shall be provided with respect to any person who is not an individual officer, employee or director or former officer, employee or director of a Participating Company nor with respect to any claim by the Company or a Participating Company against such individual.

                28.12 APPLICABLE LAW. This Trust and Plan shall be construed under and in accordance with the law and laws of the State of Ohio and of the United States of America.

               28.13 COMPLIANCE WITH INTERNAL REVENUE CODE. If the Internal Revenue Service determines that this Trust and Plan does not initially qualify under Section 401(a) of the Code, all initial contributions made by any Participating Company to this Trust and Plan shall be returned to such Participating Company by the Trustee. This Trust and Plan may be modified and amended retroactively, if necessary, to secure exemption under Section 401(a) of the Code. If this Trust and Plan fails to attain or retain qualification under
Section 401(a) of the Code, it shall no longer

                                  MISCELLANEOUS
                                      28-7
participate in this regional prototype plan and will be considered an individually designed plan.


                                  MISCELLANEOUS
                                      28-8

                                 AMENDMENT NO. 1

                                       TO

                               ADOPTION AGREEMENT

                                       FOR

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                  This Amendment No. 1 is executed as of the date set forth below by RPM, Inc., an Ohio corporation (hereinafter called the "Company");

                                   WITNESSETH:

                  WHEREAS, the Company adopted the RPM, Inc. Retirement Savings Trust and Plan (hereinafter called the "Trust and Plan"), effective June 1, 1992, by completing and executing an Adoption Agreement ("hereinafter called the Adoption Agreement") to the Calfee, Halter & Griswold Regional Prototype Plan; and

                  WHEREAS, the Company reserved the right to amend the Trust and Plan and the Adoption Agreement pursuant to Section 27.1 of the Trust and Plan; and

                  WHEREAS, the Company desires to amend the Adoption Agreement in order to provide that participants who, on May 31, 1993, have amounts transferred to the Trust and Plan from their Transfer Accounts under the RPM, Inc. Retirement Plan (hereinafter called the "Retirement Plan") shall receive distribution of the amounts credited to their accounts in accordance with
Section 401(a)(11) of the Code and to adopt certain other special provisions not available under the Adoption Agreement;

                  NOW, THEREFORE, pursuant to Section 27.1 of the Plan, the Company hereby amends the Adoption Agreement, effective May 31, 1993, as follows:

                  1. Section (28) of the Adoption Agreement is hereby amended to read as follows:

                  (28) FORMS OF BENEFIT. Distributions upon termination of employment, retirement, disability and death will be made in accordance with:

                           /X/      Article XVIII of the Trust and Plan
                                    (Non-Annuity Forms) with respect to
                                    participants who did not have Transfer
                                    Accounts under the Retirement Plan
                                    transferred to the Trust and Plan on May 31,
                                    1993

                          /X/ Article XVIII-A of the Trust and Plan (Normal Form - Annuity) with respect to participants who did have Transfer Accounts under the Retirement Plan transferred to the Trust and Plan on May 31, 1993

                          / / Article XVIII-A of the Trust and Plan (Normal Form - Lump Sum unless Annuity Form elected)

                           (a) NON-ANNUITY FORMS OF BENEFIT. Distributions made
in accordance with Article XVIII or XVIII-A of the Trust and Plan in a non-annuity form will be permitted in the following form(s):

                          /X/       lump sum form

                          / / installment payments over a period of years (not to exceed _____ years)

                          / / installment payments over the maximum permissible years under Section 401(a)(9) of the Code

                           (b) ANNUITY FORMS OF BENEFIT. Distributions made in
accordance with Article XVIII-A of the Trust and Plan in an annuity form will be permitted in the following form(s):

                           /x/      life annuity form

                           /x/      spouse's annuity form

                           /x/      joint and survivor form

                           /x/ life-period certain form over a 5, 10 OR 15-year period

                           /x/      full cash refund life annuity form

                           /x/      lump sum form

                           / / installment payments over a period of years (not to exceed ____ years)

N/A                  (c) TIMING OF INSTALLMENT PAYMENTS.  Installment
payments, if permitted pursuant to (a) or (b) above, will be made on the following basis:

                           / /      monthly

                           / /      quarterly

                           / /      semi-annually

                           / /      annually

                       2. Notwithstanding anything contained in the Adoption Agreement or the Trust and Plan to the contrary, the lump sum amounts transferred to the Trust and Plan from participants' Transfer Accounts under the Retirement Plan are permitted to be transferred to the Trust and Plan under the same terms and conditions as permitted under Article XXV of the Trust and Plan.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 1 to be executed this 25th day of May, 1993.

                                                  RPM, INC.
                                                       (the "Company")

                                         By:      /s/ Richard E. Klar
                                                  _________________________

                                         And:     /s/ Paul A. Granzier
                                                  _________________________

                                 AMENDMENT NO. 2

                                       TO

                               ADOPTION AGREEMENT

                                       FOR
                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                  This Amendment No. 2 is executed as of the date set forth below by RPM, Inc., an Ohio corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company adopted the RPM, Inc. Retirement Savings Trust and Plan (hereinafter called the "Trust and Plan"), effective June 1, 1992, by completing and executing an Adoption Agreement ("hereinafter called the Adoption Agreement") to the Calfee, Halter & Griswold Regional Prototype Plan; and

                  WHEREAS, the Company reserved the right to amend the Trust and Plan and the Adoption Agreement pursuant to Section 27.1 of the Trust and Plan; and

                  WHEREAS, the Company desires to amend the Adoption Agreement in order to modify the eligibility requirements contained therein and to conform the definition of compensation with administrative practice; and

                  NOW, THEREFORE, pursuant to Section 27.1 of the Plan, the Company hereby amends the Adoption Agreement, effective as hereinafter provided, as follows:

                  1. Effective September 1, 1993, Sections (13), (14) and (15) of the Adoption Agreement are hereby amended to read as follows:

                  (13) SERVICE. An employee's service, as defined in Article III of the Trust and Plan, will be determined as follows:

                  (a) ELIGIBILITY. An employee's eligibility to par-ticipate in the Trust and Plan is calculated pursuant to the following method:

                           /x/      hours method, with respect to part-time
                                    employees

                           /x/ elapsed time method, with respect to full-time employees

N/A               (b)      VESTING.  An employee's vesting service under the
                           Trust and Plan is calculated pursuant to the following method:

                           Years Ending Before ____________ (Adoption Date or other date)

                           / /      elapsed time method

                           / /      hours method

                           Years Ending After ______________ (Adoption Date or other date)

                           / /      elapsed time method

                           / /      hours method

N/A               (c)      CREDITING OF SERVICE BASED ON HOURS WORKED.  The
                           following equivalency will be used to determine service to be credited to participants based on working time method:

                           / / 1 hour for each hour of service as described in Section 3.2(a) of the Trust and Plan

                           / / 1.15 hours for each hour of service as defined in Section 3.2(a) actually worked by employee

                           / / 1.33 hours for each hour of service as defined in Section 3.2(a) which was a regular time hour actually worked by the employee

                           / / 10 hours for each day employee has at least 1 hour of service as defined in Section 3.2 of the Trust and Plan

                           / / 45 hours for each week employee has at least 1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                           / / 95 hours for each semi-monthly payroll period during which employee has at least 1 hour of service as defined in Section 3.2(a) of the Trust and Plan

                           / / 190 hours for each month employee has at least 1 hour of service as defined in
                                    Section 3.2(a) of the Trust and Plan

                  (14) PARTICIPATION REQUIREMENTS. To become a participant, a Covered Employee must satisfy the following requirements:

N/A               (a)      SERVICE REQUIREMENT.  To become eligible to
                           participate in the Trust and Plan, a Covered
                           Employee:

                           / /      need not complete any waiting period

                           / / must complete _______ years(s) of service (may not exceed 2(1))

                           / / must complete _______ consecutive month(s) of service without regard to the number of hours of service completed (may not exceed 24*)

                  (b) SPECIAL 401(K) SERVICE REQUIREMENT. To become eligible to make 401(k) contributions under the Trust and Plan, a Covered Employee:

                           / /      need not complete any waiting period

                           /x/ must complete 1 year of service, if a part-time employee

                           /x/ must complete 6 consecutive month(s) of service (without regard to the number of hours of service completed), if a full-time employee

                  (c) AGE REQUIREMENT. To become eligible to participate in the Trust and Plan a Covered Employee:

                           / /      need not attain any minimum age

- --------

                  (1)A 2-year or 24-month service requirement may be elected only in the event that the Trust and Plan provides for full and immediate vesting.

                           /x/ must be at least 21 years of age (not more than 21)

                  (15) ENTRY DATE. An eligible Covered Employee commences participation in the Trust and Plan on:

                           /x/      1st day of the month payroll period

                           / /      1st day of the plan year

                           /x/ earlier of the JUNE 1 or DECEMBER 1 (first day of the first month or first day of the seventh month), if he is a part-time employee

                           / /      1st day of each calendar quarter
coinciding with or next following the date such Covered Employee meets the eligibility requirements.

                  2. Effective September 1, 1993, for purposes of Sections (13) and (14) above, the terms "full-time employee" and "part-time employee" shall have the following meanings:

                  (a) The term "full-time employee" shall mean any employee of a Participating Company or an Affiliate whose customary employment is at a rate of one thousand (1,000) or more hours in any plan year.

                  (b) The term "part-time employee" shall mean any employee of a Participating Company or an Affiliate whose customary employment is at a rate of fewer than one thousand (1,000) hours in any plan year.

                  3. Effective June 1, 1992, Section (16) of the Adoption Agreement is hereby amended to read as follows:

                  (16)     COMPENSATION.

                  (a) BASIC DEFINITION. A participant's compensation shall be determined on the basis of the following:

                           / /      Section 415 compensation as described in
                                    Section 2.11(a)(i) of the Trust and Plan

                           / / Modified Section 415 compensation as described in Section 2.11(a)(ii) of the Trust and Plan

                           / / Modified Section 3121 compensation as described in Section 2.11(a)(iii) of the Trust and Plan

                           / / Modified Section 3401 compensation as described in Section 2.11(a)(iv) of the Trust and Plan

                           /x/ W-2 earnings as described in Section 2.11(a)(v) of the Trust and Plan for all plan years

                           / / W-2 earnings as described in Section 2.11(a)(v) of the Trust and Plan for plan years commencing prior to May 10, 1990 and the definition selected above for all subsequent plan years

                  (b)      Safe Harbor Adjustments To Compensation

                           /x/ Compensation shall be increased for salary reduction amounts under 401(k), 125, 403(b) and similar plans as described in Section 2.11(b)(i) of the Trust and Plan

                           /x/ Compensation shall be reduced by any extra benefits as described in Section 2.11(b)(ii) of the Trust and Plan

                  (c)      Other Exclusions From Compensation1

                           / /      pre-entry date compensation

                           / /      commissions

                           / /      bonuses (whether discretionary or
                                    non-discretionary)

                           / / commissions, overtime and bonuses (whether discretionary or non-discretionary)

- --------

                  (1)No exclusions from compensation (other than pre-entry date compensation) may be elected if Participating Company contributions are allocated in accordance with the integration method described in Section
(18)(a).

                           / /      other

                           /x/      none of the above

                  4. Effective June 1, 1992, Section 27.1 of the Plan document is hereby amended by the deletion of said Section 27.1 and the substitution in lieu thereof of a new Section 27.1 to read as follows:

                  27.1 This Trust and Plan may be modified, altered, amended, changed or terminated by the Company by action of its Board of Directors and/or by writing executed by the Company by its proper officer or officers, but no rights of participants, former participants or beneficiaries receiving benefits under this Trust and Plan and no other vested rights under this Trust and Plan shall in any way be modified except that such rights may be modified if such a modification is necessary to establish or to continue the qualified status of this Trust and Plan under the terms of Section 401 of the Code or its successor section or sections. Any such amendment shall be made with respect to all Participating Companies at any time or from time to time without the consent of any Participating Company. This Trust and Plan may be modified and amended retroactively, if necessary, to secure exemption effective on June 1, 1992 under Section 401 of the Code. No amendment shall be binding on the Trustee until the receipt of such amendment by the Trustee."

                  5. Effective June 1, 1993, attachments A, B and C to the Adoption Agreement are hereby amended as attached hereto.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 2 to be executed this 27th day of July, 1995.

                                          RPM, INC.
                                                   (the "Company")

                                 By:      /s/ Thomas C. Sullivan
                                          _________________________

                                 And:     /s/ Paul A. Granzier
                                          _________________________

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT A TO ADOPTION AGREEMENT
                       ----------------------------------
                                CONTROLLED GROUP
                                ----------------

                       AGR Company
                       Alox Corporation
                       Alox International Sales Corporation
                       American Emulsions Co., Inc.
                       American Protective Coatings Corporation
                       Bondex International, Inc.
                       Bondo Canada Limited
                       Bondo International (Canada) Ltd.
                       Bradshaw Praeger & Co.
                       Briner Paint Mfg. Co.
                       BSP Systems, Inc.
                       Carboline Company
                       Carboline Dubai Corporation
                       Carboline International Corporation
                       Carboline World Wide Corp.
                       Carboline/Ferro Powder Coatings Company
                       Carboline Marine, Ltd.
                       Chemical Specialties Manufacturing Corporation Chemical Coatings, Inc.
                       Consolidated Coatings Corporation
                       Consolidated Intercontinental Corporation
                       Consolidated Protection Coatings Limited
                       Craft House Corporation
                       Day-Glo Color Corp.

                           Design/Craft Fabric Corporation
                           Design/Craft West, Inc.
                           Dynatron/Bondo Corporation
                           Euchem, Inc.
                           First Colonial Insurance Company
                           Floquil-Polly S Color Corporation
                           Fopeco, Inc.
                           H. Behlen & Bro., Inc.
                           Haartz-Mason, Inc.
                           Kop-Coat, Inc.
                           L.D. Wracm, Inc.
                           Label Systems Corporation
                           Lubraspin Corporation
                           Mameco International, Inc.
                           Mantrose-Haeuser Co., Inc.
                           Map II, Inc.
                           Martin Mathys N.V.
                           Monile France S.A.
                           Mohawk Finishing Products, Inc.
                           Paramount Technical Products, Inc.
                           PCI Industries, Inc.
                           Radiant Color N.V.
                           Republic Powdered Metals, Inc.
                           Richard E. Thibaut, Inc.
                           RPM/Belgium N.V.
                           RPM/Europe B.V.
                           RPM Finance N.V.

                           RPM/France S.A.
                           RPM, Inc.
                           RPM/Luxembourg S.A.
                           RPM/Netherlands B.V.
                           RPM of Illinois, Inc.
                           RPM of Mass., Inc.
                           RPM of North Carolina, Inc.
                           RPM World Trade, Inc.
                           RPM World Travel, Inc.
                           RPOW (France) S.A.
                           Select Dye & Chemical, Inc.
                           Sentry Polymers, Inc.
                           Stonhard, Inc.
                           Stonhard Canada Ltd.
                           Stonhard Europe
                           Stonard Latin America
                           Talsol Corporation
                           The Testor Corporation
                           Testor Australia Pty, Ltd.
                           Westfield Coatings Corporation
                           Westgate Advertising, Inc.
                           William Zinnser & Co., Incorporated
                           Wisconsin Protective Coatings Corp.

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT B TO ADOPTION AGREEMENT
                       ----------------------------------
                             PARTICIPATING COMPANIES
                             -----------------------

                                                                            Adoption                  Cessation
Name                                                                          Date                      Date
- ----                                                                          ----                      ----

AGR Company                                                             June 1, 1992
Alox Corporation                                                        June 1, 1992
American Emulsions Co., Inc.                                            June 1, 1992
Bondex International, Inc.                                              June 1, 1992
Bradshaw Praeger & Co.                                                  June 1, 1992
Briner Paint Mfg. Co., Inc.                                             June 1, 1992
Carboline Company                                                       June 1, 1992
Chemical Specialties Manufacturing
Corporation                                                             June 1, 1992
Chemical Coatings, Inc.                                                 June 1, 1992
Consolidated Coatings Corporation                                       June 1, 1992
Craft House Corporation                                                 June 1, 1992
Day-Glo Color Corp.                                                     June 1, 1992
Design/Craft Fabric Corporation                                         June 1, 1992
Floquil-Polly S Color Corp.                                             June 1, 1992
Haartz-Mason, Inc.                                                      June 1, 1992
Mameco International, Inc.                                              June 1, 1992
Mohawk Finishing Products, Inc.                                         June 1, 1992
Paramount Technical Products, Inc.                                      June 1, 1992
PCI Industries, Inc.                                                    June 1, 1992
Republic Powdered Metals, Inc.                                          June 1, 1992
Richard E. Thibaut, Inc.                                                June 1, 1992
RPM, Inc.                                                               June 1, 1992


                                                                            Adoption                  Cessation
Name                                                                          Date                      Date
- ----                                                                          ----                      ----
RPM World Travel, Inc.                                                  June 1, 1992
Talsol Corporation                                                      June 1, 1992
The Testor Corporation                                                  June 1, 1992
Westfield Coatings Corporation                                          June 1, 1992
William Zinnser & Co., Inc.                                             June 1, 1992
Wisconsin Protective Coatings Corp.                                     June 1, 1992
Sentry Polymers, Inc.                                                   September 1, 1992
Kop-Coat, Inc.                                                          December 1, 1992
Mantrose-Haeuser Co., Inc.                                              January 1, 1993
Dynatron/Bondo Corporation                                              October 1, 1993
Weyman Fabrics (a division
  of Design/Craft Fabric Corporation)                                   December 1, 1993
Empire Fabrics (a division
  of Design/Craft Fabric Corporation)                                   December 1, 1993


                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                       ATTACHMENT C TO ADOPTION AGREEMENT
                       ----------------------------------

                PARTICIPATING COMPANIES COVERING HOURLY EMPLOYEES
                -------------------------------------------------

                       AGR Company
                       Bondex International, Inc.
                       Carboline Company
                       Consolidated Coatings Corporation
                       Craft House Corporation
                       Day-Glo Color Corp.
                       Floquil-Polly S Color Corp.
                       Kop-Coat, Inc.
                       Mohawk Finishing Products, Inc.
                       Paramount Technical Products, Inc.
                       Republic Powdered Metals, Inc.
                       The Testor Corporation
                       Wisconsin Protective Coatings Corp.
                       Sentry Polymers, Inc. (9/1/92)
                       Mantrose-Haeuser Co., Inc. (1/1/93)
                       Westfield Coatings Corporation (6/1/93)
                       Dynatron/Bondo Corporation (10/1/93)

                                 AMENDMENT NO. 3

                                       TO

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                  This Amendment No. 3 is executed as of the date set forth below by RPM, Inc., an Ohio corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company adopted the RPM, Inc. Retirement Savings Trust and Plan (hereinafter called the "Trust and Plan"), effective June 1, 1992, by completing and executing an Adoption Agreement (hereinafter called the "Adoption Agreement") to the Calfee, Halter & Griswold Regional Prototype Plan; and

                  WHEREAS, the Company reserved the right to amend the Adoption Agreement pursuant to Section 27.1 of the Trust and Plan; and

                  WHEREAS, the Company previously amended the Adoption Agreement, removing it from prototype status; and

                  WHEREAS, the Company desires to amend the Adoption Agreement in order to modify the withdrawal provisions contained therein and to amend the provisions of the Trust and Plan relating to the method of distributions pursuant to qualified domestic relations orders and the amendment provisions contained therein;

                  NOW, THEREFORE, pursuant to Section 27.1 of the Trust and Plan, the Company hereby amends the Adoption Agreement and the Trust and Plan, effective as hereinafter provided, as follows:

                  1. Effective May 31, 1993, Section (34)(e) is hereby amended by the addition thereto of the following paragraph:

                  "Notwithstanding the provisions of this Section (34)(e), amounts transferred to rollover accounts hereunder from participants' Transfers Accounts in the RPM, Inc. Retirement Plan may not be withdrawn."

                  2. Effective April 1, 1995, Article XXII of the Trust and Plan is hereby amended by the addition thereto of a new Section 22.10 to read as follows:

                  "22.10 IMMEDIATE LUMP SUM PAYMENTS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding anything contained in the Trust and Plan to the contrary, an immediate lump sum distribution shall be made to an alternate payee if such distribution is authorized by a qualified domestic relations order."

                  3. Effective May 31, 1993, Section 27.1 of the Trust and Plan is hereby amended by the deletion of said Section 27.1 and the substitution in lieu thereof of the following:

                  "In the event the Company chooses to consider this Trust and Plan as individually designed, the Trust and Plan may be modified, altered, amended, changed or terminated by the Company by action of its Board of Directors and/or by a writing executed by the Company by its proper officer or officers; provided, however:

                  (a) No amendment shall deprive any participant, retired participant, former participant or any beneficiary of any vested rights to which he is entitled under this Trust and Plan;

                  (b) No amendment shall provide for the use of any assets held under the Trust and Plan for any purpose other than for the benefit of the participants and their beneficiaries to an extent greater than is provided in Sections 27.3 and 28.6; and

                  (c) No amendment shall cause any funds contributed to this Trust and Plan or any assets held under the Trust and Plan to revert to or be made available to the Company to an extent greater than is provided in Sections 27.3 and 28.6."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 3 to be executed this 1st day of May, 1995.

                                                    RPM, INC.
                                                         ("Company")

                                           By:      /s/ Richard E. Klar
                                                    _________________________

                                           And:     /s/ Paul A. Granzier
                                                    _________________________

                                 AMENDMENT NO. 4

                                       TO

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                  This Amendment No. 4 is executed as of the date set forth below by RPM, Inc., an Ohio corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company adopted the RPM, Inc. Retirement Savings Trust and Plan (hereinafter called the "Trust and Plan"), effective June 1, 1992, by completing and executing an Adoption Agreement (hereinafter called the "Adoption Agreement") to the Calfee, Halter & Griswold Regional Prototype Plan; and

                  WHEREAS, the Company reserved the right to amend the Trust and Plan pursuant to Section 27.1 of thereof; and

                  WHEREAS, the Company desires to amend the Trust and Plan to secure a favorable determination letter from the Internal Revenue Service;

                  NOW, THEREFORE, pursuant to Section 27.1 of the Trust and Plan, the Company hereby amends Section 18.3A of the Trust and Plan, effective as of June 1, 1992, as follows:

                  "18.3A ANNUITY METHODS OF DISTRIBUTION. In lieu of receiving a single lump sum payment pursuant to Section 18.2A, or if the normal method of distribution selected in Section (28) of the Adoption Agreement is the Annuity Method, a participant, former participant or beneficiary of a deceased participant may elect to receive the amounts distributable to him pursuant to Articles XV, XVI and XVII in the form of an annuity contract, payable immediately, if so elected by the participant, purchased for him from an insurance company by the Trustee pursuant to
         Section 18.11A hereof. Unless another form of annuity contract is selected under Section 18.4A, any such annuity contract shall normally provide by its terms for benefits to be paid:

                  (a) to a married participant or a married former participant in the Spouse's Annuity Form described in Section 18.4A; and

                  (b) to an unmarried participant, an unmarried former participant or a beneficiary of a participant in the Full Cash Refund Life Annuity Form described in
                           Section 18.4A."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 4 to be executed this 27th day of July, 1995.

                                                 RPM, INC.
                                                      ("Company")

                                        By:      /s/ Thomas C. Sullivan
                                                 _________________________

                                        And:     /s/ Paul A. Granzier
                                                 _________________________

                                 AMENDMENT NO. 5

                                       TO

                   RPM, INC. RETIREMENT SAVINGS TRUST AND PLAN

                  This Amendment No. 5 is executed as of the date set forth below by RPM, Inc., an Ohio corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company adopted the RPM, Inc. Retirement Savings Trust and Plan (hereinafter called the "Trust and Plan"), effective June 1, 1992, by completing and executing an Adoption Agreement (hereinafter called the "Adoption Agreement") to the Calfee, Halter & Griswold Regional Prototype Plan; and

                  WHEREAS, the Company previously amended the Adoption Agreement, removing it from prototype status; and

                  WHEREAS, the Company reserved the right to amend the Trust and Plan pursuant to Section 27.1 of thereof;

                  NOW, THEREFORE, pursuant to Section 27.1 of the Trust and Plan, the Company hereby amends the Trust and Plan and the Adoption Agreement, effective as hereinafter provided, as follows:

                  1. Effective June 1, 1996, Section 12 of the Adoption Agreement is hereby amended by the deletion of said Section and the substitution in lieu thereof of the following:

                  "(12) COVERED EMPLOYEES. Covered Employees under the Trust and Plan are all employees of Participating Companies, excluding the following:

                           /X/ aliens whose expected employment within the United States will be less than 2 YEARS .

                           /X/ employees covered by a collective bargaining agreement to which a Participating Company is a party, unless such collective bargaining agreement provides for participation in the Trust and Plan

                           / /      salaried employees

                           / /      hourly-paid employees

                           /X/      leased employees

                           / /      commissioned salesmen

                           / /      ______________________ job categories at the
                                    ______________________ location

                           / /      other (specify):

                           / /      none

         The foregoing exclusions may only be elected to the extent that any such election will not cause the Trust and Plan to fail to satisfy the requirements set forth in Sections 401(a)(26) and 410(b) of the Code."

                  2. Effective September 1, 1995, Sections 34 (f) and (g) of the Adoption Agreement are hereby amended by the deletion of said Sections and the substitution in lieu thereof of the following:

                  "(f)     WITHDRAWALS FROM AFTER TAX ACCOUNTS.  Withdrawals
         from after tax accounts:

                           /X/      are permitted

                           / /      are not permitted

                  (g) WITHDRAWALS FROM PRE-87 IRA ACCOUNTS. Withdrawals from Pre-87 IRA accounts:

                      /X/      are permitted

                      / /      are permitted after age

                      / /      are permitted for hardship

                      / /      are not permitted"

                  3. Effective January 1, 1996, Attachment A to the Adoption Agreement is hereby amended by the addition thereto of the following affiliates:

                  Dryvit Systems, Inc.
                  Star Finishing Products, Inc.

                  4. Effective January 1, 1996, Attachment B to the Adoption Agreement is hereby amended by the addition thereto of the following affiliates and Adoption Dates:

                                                       Adoption
                  NAME                                  DATE
                  ----                                  ----
         Dryvit Systems, Inc.                         January 1, 1996
         Star Finishing Products, Inc.                January 1, 1996

                  5. Effective June 1, 1996, Attachment C to the Adoption Agreement is hereby deleted.

                  6. Effective June 1, 1992, Section 12.1 of the Trust and Plan is hereby amended by the deletion of the first sentence of said Section and the substitution in lieu thereof of the following:

         "If permitted under Section (32) of the Adoption Agreement, a participant or former participant, if such former participant is a party in interest, may apply to the Administrator for a loan from the Trust and Plan."

                  7. Effective June 1, 1992, Section 12.4 of the Trust and Plan is hereby amended by the deletion of said Section and the substitution in lieu thereof of the following:

                  "12.4 PARTY IN INTEREST DEFINED. For purposes of this Article, the words "party in interest" shall mean any person who is a party in interest within the meaning of Section 3(14) of ERISA. For purposes of determining whether a person is a party in interest under the loan provisions contained in this Article, the words "party in interest" generally refer to a former employee who is either an officer or director of the Company or an affiliate."

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 5 to be executed this 29th day of December, 1995.

                                                    RPM, INC.
                                                         ("Company")

                                           By:      /s/ Thomas C. Sullivan
                                                    _________________________

                                           And:     /s/ Paul A. Granzier
                                                    _________________________